UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05038

Clearwater Investment Trust
(Exact name of registrant as specified in charter)

2000 Wells Fargo Place, 30 East 7th Street, Saint Paul, Minnesota 55101-4930
(Address of principal executive offices) (Zip code)

Owen T. Meacham, Esq.
The Northern Trust Company
50 South LaSalle Street, B-7
Chicago, IL 60603

Copy to:

John O’Hanlon, Esq.
Dechert LLP
200 Clarendon Street
27th Floor

Boston, MA 02116
(Name and address of agent for service)

Registrant’s telephone number, including area code:	651-228-0935

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

Item 1. Reports to Stockholders

CLEARWATER INVESTMENT TRUST

Clearwater Core Equity Fund
Clearwater Small Companies Fund
Clearwater Tax-Exempt Bond Fund
Clearwater International Fund

Annual Report
for the year ended
December 31, 2012

Letter to our shareholders (unaudited)

February 28, 2013

We are pleased to present this annual report, which provides you information as to the performance and holdings of your Clearwater Funds for the year ended December 31, 2012. In a year of positive performance in both the equity and fixed income markets we are particularly pleased with the performance of the Clearwater Small Companies, International and Tax-Exempt Bond Funds. Each Fund outperformed its benchmark for both the one-year and three-year periods ended December 31, 2012. While the Clearwater Core Equity Fund underperformed relative to its benchmark for both periods, we were encouraged by the performance shown by certain subadvisers (which is further described in the following section: Discussion of Clearwater Funds’ Performance) and continue to work together to monitor the results of the multi-manager, multi-style strategy adopted last year.

We encourage you to read this annual report as it contains important information about your Clearwater Funds, including commentary provided from the managers who act as subadvisers to the Funds. In addition, this report includes information describing the contract renewal process in December 2012, during which your Board of Trustees reviewed the performance of your investment manager, Clearwater Management Company, and that of each Clearwater subadviser.

We also encourage you to read the updated prospectus which will be mailed to you this year at the end of April. This annual update of the prospectus (and the related statement of additional information, which is available upon request of your Financial Consultant at Fiduciary Counselling, Inc.) includes detailed discussion of the objective and risks of each Fund and we hope helps you better understand how your shareholder assets are invested and managed.

We hope the information contained within this annual report prepared for you, our shareholders, is helpful in understanding the 2012 results shown by each of the Clearwater Funds. We thank you for your continued confidence and for choosing to invest with us.

George Weyerhaeuser, Jr.	Philip W. Pascoe
CEO, Clearwater Investment Trust	President, Clearwater Management Company

Discussion of Clearwater Funds’ Performance

Clearwater Core Equity Fund
The Clearwater Core Equity Fund (formerly the Clearwater Growth Fund) seeks long-term growth of capital. Current income, to the extent income is produced by the stocks held by the Fund, is a secondary objective. Under normal market conditions, the Clearwater Core Equity Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies. The Clearwater Core Equity Fund’s assets are managed in a “multi-manager, multi-style” approach. The Core Equity Fund has four subadvisers. Parametric Portfolio Associates (“Parametric”), with approximately 60% of the Fund’s assets, manages its portion of the Fund’s assets to mirror the Russell 1000® Index. The remaining 40% of the Fund’s assets are divided between Heartland Advisers, Inc. (“Heartland”), Osterweis Capital Management, LLC (“Osterweis”), and Knightsbridge Asset Management, LLC (“Knightsbridge”) who all utilize an active management style.

2012 Market Overview:
Despite a year of great uncertainty, including a U.S. presidential election, worries over unemployment and the U.S. “fiscal cliff”, as well as the impact of European sovereign debt concerns, the U.S. stock market performed strongly in 2012. Accommodative policies from the Federal Reserve and other central authorities provided assistance in supporting the U.S. economy and Real Gross Domestic Gross Product grew around 2% for the year, while housing valuations improved and the domestic equity market, as measured by the S&P 500®, returned 16%.

2012 Performance and 2013 Outlook:
The Clearwater Core Equity Fund’s return for 2012 was 15.6%, net of fees, as compared to 16.4% for the Russell 1000® Index, the Fund’s benchmark. The portion of the portfolio managed by Parametric to mirror the benchmark gained 16.6%, gross of fees. Parametric was slightly overweight as compared to the benchmark in certain Technology stocks which were strong performers in 2012, and slightly underweight weaker performers such as Dell, resulting in the portion of the fund managed by Parametric outperforming the benchmark.

Commentary on the performance of their specific portfolio in 2012 and their outlook for 2013 is provided below from each of the three “active” managers in the Clearwater Core Equity Fund.

Heartland
2012 Performance: The portion of the Clearwater Core Equity Fund managed by Heartland returned 13.3%, gross of fees, for the year ended December 31, 2012, underperforming its benchmark, the Russell 1000® Index, which returned 16.4%. Strong stock selection in Industrials, Materials, and Energy were not enough to offset the adverse results from underperformance among certain Consumer Discretionary stocks. Our positions in Information Technology and Financials also played meaningful roles in our underperformance.

2013 Outlook: We continue to have conviction in our portfolio’s positioning. Our overweight in Industrials reflects our belief that the burgeoning natural gas and oilfield activity in the U.S. is likely to drive a significant infrastructure build out. We saw the beginning of this during the fourth quarter of 2012, when our holdings with exposure to this theme propelled our outperformance versus the benchmark in the fourth quarter. Further, our view that exploration and production activity will continue to increase is reflected in many of our Energy holdings, specifically in businesses that provide services to international deep-water exploration companies. Information Technology is an area we remain enthusiastic about overall, though we are making some changes to our positioning. Specifically, we have trimmed the Fund’s exposure to tech stocks, whose catalyst for improvement depends primarily on macroeconomic factors, and are replacing them with companies whose performance is likely to be driven more by their own engineering or product design capabilities.

For 2013, we have a generally constructive outlook for both the markets and our portfolio. We anticipate a more stable global economic environment, given the improving economic signs coming out of China and segments of Europe. Closer to home, at times it has been easy to be skeptical that our elected officials in Washington will be able to make real progress on vital fiscal matters. Nevertheless, we are hopeful they will be able to achieve a meaningful compromise, and our overall positioning reflects our belief that this could be a year of economic success for the U.S.

Osterweis
2012 Performance: For the twelve months ending December 31, 2012, our portion of the Clearwater Core Equity portfolio generated a total return of 15.5%, gross of fees, versus 16.4% for the Russell 1000® Index. Our equity holdings outperformed the benchmark with a return of 17.0% for the twelve-month period. However, our full-year portfolio returns, gross of fees, trailed the Russell 1000® Index, primarily due to our equity holdings not keeping pace with the first quarter 2012 rally in the U.S. market and the portion of the portfolio invested defensively in cash, which slightly depressed overall returns.

2013 Outlook: After a strong year in 2012, we think that positive trends remain in force, suggesting that equities could deliver attractive returns again in 2013. However we would not be surprised to see market volatility in the short term. U.S. economic growth appears to have slowed in recent months in response to “fiscal cliff” uncertainty. U.S. fiscal policy remains, we believe, severely out of balance. In addition, the various pathways back to balance appear blocked by highly partisan politics in Washington. Growth worldwide has slowed over the past year. We believe that this has increased the risk of profit shortfalls and negative earnings revisions. To manage risk related to short-term volatility, but still capitalize on opportunities in the market, we continue to focus on finding underappreciated companies with strong balance sheets, great management and the ability to grow in a challenging economic environment.

Knightsbridge
2012 Performance: For the year ended December 31, 2012, the portion of the Clearwater Core Equity Fund managed by Knightsbridge returned 18.1%, gross of fees, compared to 16.4% for the Russell 1000® Index. As with the benchmark, our Consumer Discretionary and Financials sector allocations were the best performers and largest contributors for 2012. Investments in the Industrials sector, our second largest allocation, benefitted from signs of modest improvements in the U.S. economy. Individual stock selection, specifically in those sectors, was the main driver behind our outperformance for the year, as those sectors contributed more than double that of their index peers.

2013 Outlook: Going forward, we believe further gains in U.S. stocks could be sustained by a number of factors. U.S. equity mutual fund net outflows have yet to reverse, and an inflow would provide a refreshing tailwind. A release of suppressed demand for corporate expenditures and consumer durable purchases would help boost revenue for companies. An improvement in the U.S. employment picture and a continued U.S. housing recovery would also buy stocks in 2013. Economic news has been encouraging recently, and measures such as corporate bond spreads (as measured by Baa minus Aaa yields) indicate such a pattern could continue. Meanwhile, our portfolio consists of unique, anomalistic stocks selected based on our specific research, which we believe will perform well based on the strength of their businesses and compelling valuations.

Clearwater Small Companies Fund
The Clearwater Small Companies Fund (formerly the Clearwater Small Cap Fund) seeks long-term growth of capital. Current income, to the extent income is produced by the stocks held by the Fund, is a secondary objective. The Fund normally invests at least 80% of its assets in equity securities of small companies. The Fund defines “small companies” as issuers with market capitalizations no greater than $5 billion at the time of purchase. Equity securities consist primarily of exchange traded common and preferred stocks and convertible securities. The Fund uses a “multi-style, multi-manager” approach with two subadvisers who employ distinct investment styles: Kennedy Capital Management (“Kennedy”) and Keeley Asset Management (“Keeley”).

2012 Market Overview:
Despite the rally in the U.S. stock market, 2012 could also be considered a year of stagnation. Both from a domestic and global perspective, economic challenges abounded. There was considerable uncertainty as demonstrated by both consumer and commercial spending patterns and hiring remained weak. It appears that many investors continued to question the U.S. recovery. Moreover, trends in mutual fund cash flows indicate these investors were hesitant to commit their capital. Nevertheless, even in the face of a number of fearful macroeconomic headlines, such as concern over the Chinese economy, the European sovereign debt crisis, and the U.S. “fiscal cliff”, that seemed to cause many investors to position themselves conservatively, 2012 proved to be a strong year for U.S. equities, with most indices yielding double digit returns. Perhaps it can be attributed to investment dollars searching for a home in the “least bad” spot.

2012 Performance and 2013 Outlook:
The Clearwater Small Companies Fund posted a one-year return of 19.0%, net of fees, handily outperforming its benchmark, the Russell 2000® Index, which returned 16.4% for the year ended December 31, 2012.

Commentary on the performance of their specific portfolio in 2012 and their outlook for 2013 is provided below from each of the two subadvisers for the Clearwater Small Companies Fund.

Kennedy
2012 Performance: For the year ended December 31, 2012, the portion of the Clearwater Small Companies fund managed by Kennedy Capital Management returned 18.1%, gross of fees, outperforming the 16.4% return of its benchmark, the Russell 2000® Index. Outperformance was driven by stock selection across most sectors, led by Information Technology and Consumer Staples. We performed well in the Financials sector, although our underweight allocation did detract somewhat from overall performance. Overall, our sector allocations also negatively impacted performance in 2012.

2013 Outlook: Meaningful pockets of strength exist in our economy, which give us some reason for enthusiasm. The U.S. shale energy boom has provided a boost to our economy, as well as a strategic lynchpin for the country. Auto production seems to have recovered from the doldrums of the last few years, helping to support a large labor force and many ancillary businesses. Finally, residential construction is emerging from its long hibernation; not only can this drive a wide swath of the domestic economy, but it can also drive consumption by enriching and emboldening the millions of Americans who own homes. We must also think globally when assessing the factors at play that could impact our portfolio companies’ outlooks. China and Europe look to be through their more difficult economic times. Although 2013 may not be a year of significant improvement for either, we believe these regions are less of a threat to global economic health than they were at this time last year. When we look at the so-called BRIC economies (Brazil, Russia, India and China), growth prospects appear to be in excess of domestic prospects. Weighing all of these factors, it does seem that the cyclical tailwinds may exceed the headwinds as we begin to face 2013. Still, we believe our bottom-up stock selection process focuses on capturing values that are likely to supersede any cyclical trends. Examples currently in our portfolio include companies focused on transporting crude oil by rail; using lasers for more industrial applications; and energy efficiency (e.g., in vehicles, in cooking, and in motors).

Keeley
2012 Performance: For the 12 months ended December 31, 2012, our portfolio strongly outperformed its benchmark, the Russell 2000® Index, returning 26.2%, gross of fees, versus a return of 16.4% for the benchmark. From a sector contribution perspective, the Industrials, Consumer Discretionary, and Financials sectors contributed positively to returns as those sectors had strong stock selection for the year. However, stock selection within the Healthcare and Staple sectors and the underweight portfolio allocation to Information Technology sector detracted from performance. With regard to portfolio construction, we remained comfortable with our sector emphasis: overweight the Industrial and Consumer Discretionary sectors and underweight Technology. While we had also been underweight Financials for some time, we started to add to this sector throughout 2012, with a special emphasis on mutual savings and loan conversions. This niche served us well in the 1995-2004 period and we are now becoming increasingly enthused about some of the names within this area. As the year progressed, this enthusiasm resulted in a slight overweight position in Financials relative to the Russell 2000® Index at the end of the year. Overall, we were pleased to see stock selection play a significant role in our returns for 2012.

2013 Outlook: We believe that the companies that we hold within the Industrial, Consumer Discretionary and Financials sectors are well positioned for a recovery. The long-term catalyst for our fundamental positioning in the Industrial sector is our belief that we remain in a slow growth economic environment, and more importantly, that there will be an increase in infrastructure spending on a global basis. Developing economies have a substantial amount of pent-up demand for infrastructure as they address the need to accelerate urbanization and increase their standard of living. Additionally, many developed economies will be forced to consider investments as a means to stimulate job growth and upgrade their languishing infrastructure. We believe that the companies that we hold within the portfolio are well positioned for a recovery.

Due to an environment of historically low interest rates which began in 2009, we have believed for quite some time that this market setting would foster event-driven restructuring. The additional number of spin-offs in 2011 and 2012 and the noticeable increase in merger and acquisition activity late in the year offers strong evidence that low cost financing is providing opportunities for our portfolio companies. Given the Federal Reserve’s well publicized communication to keep interest rates low, we see few reasons why merger and acquisition activity and other forms of restructuring to promote growth will not continue in 2013 and beyond. In a slow growth environment companies have even greater motivation to seek strategic alternatives that could improve efficiency and increase shareholder value. Consequently, we are optimistic that these catalysts will provide a strong tailwind for our portfolio as we head into 2013. In this environment, we believe we can continue to identify attractive opportunities in individual companies and we remain committed our value driven strategy which buys stocks of relatively unknown (spin-offs) and out of favor (below book value) companies.

Clearwater Tax-Exempt Bond Fund
The Clearwater Tax-Exempt Bond Fund seeks high current income that is exempt from U.S. federal income tax, consistent with preservation of capital. The Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories and possessions and the District of Columbia. The interest on these securities is generally exempt from both U.S. regular federal income tax and U.S. federal alternative minimum tax. However, the Fund may invest up to 20% of its assets in securities that generate interest income subject to federal alternative minimum tax for individuals. The Fund invests in both revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality. The Fund’s subadviser, Sit Fixed Income Advisers II, LLC (“Sit”), provides day to day management for the Fund.

Sit has provided all of the commentary below regarding the Clearwater Tax-Exempt Bond Fund.

2012 Market Overview:
Tax-exempt fixed income markets enjoyed a strong year in 2012, as modest inflows continued into tax-exempt municipal bond funds and supply, while increasing, remained manageable. Specifically, supply of municipal bonds returned about 27% in 2012 from 2011, although most of the increase consisted of refunding bonds, so net new supply was up only slightly. State and local government tax collections continued to improve from the low recession-driven levels of 2008 and 2009, and have now exceeded pre-recession levels, such that even though assistance from the federal government’s stimulus programs decreased significantly throughout 2012, state and local government finances remain generally on the upswing. The Federal Reserve’s operations, specifically its bond purchase programs, actually have been effective in reducing long-term interest rates, unlike previous quantitative easing. The Federal Reserve’s commitment in December 2012 to hold short-term rates low until unemployment reaches 6.5%, absent significant inflation pressures, has continued to promote a steep yield curve. Concerns about tax reform and a potential reduction of the value of the municipal bond tax exemption increased late in the year, but had little overall effect on the market.

2012 Performance and 2013 Outlook:
The Clearwater Tax-Exempt Bond Fund returned 10.7%, net of fees, for the year ended December 31, 2012. The Fund’s benchmark, the Barclays 5-Year Municipal Bond Index, gained 3.0% over the same period. Given the Federal Reserve’s accommodative policies and the steep tax-exempt yield curve, we maintained the Fund’s average life duration, a measure of the Fund’s sensitivity to changes in interest rates, slightly above 6.0 years during most of the year, dropping it to 5.9 years at year-end. For comparison, the Fund’s benchmark, the Barclays 5-Year Municipal Bond Index, had a duration of 4.0 years at December 31, 2012. The Fund’s yield fell during the year, but less than the yield of its benchmark. Revenue bonds significantly outperformed general obligation bonds during 2012, with revenue bonds returning 7.8% for the year, while general obligation bonds returned 5.6%. Furthermore, longer duration outperformed intermediate duration, and lower quality issues outperformed those of higher credit quality, as investors sought yield. The Fund’s performance, due to its heavy emphasis on revenue bonds and its longer duration, significantly exceeded that of its benchmark in 2012.

We expect U.S. domestic growth to remain positive during 2013, although it has slowed from the pace of the third quarter of 2012. Housing appears to be improving, but unemployment remains elevated, and we expect that the drag from increased payroll taxes for all working Americans and significantly increased income tax rates on top earners will be felt. Furthermore, the “fiscal cliff” deal struck by Congress and the Obama

Administration on January 1 did not address spending cuts. Sequestration cuts of $1.2 billion are scheduled to go into effect on March 1 if Congress and the Obama Administration cannot agree on another plan. Such cuts would certainly be a near-term deterrent to growth. Interest rates, while likely to remain low in absolute terms, may continue to be volatile during 2013, as debt ceiling, deficit reduction and perhaps tax reform discussions ebb and flow. We believe the Treasury yield curve should remain relatively steep, with yields rising some on the intermediate and long-term portions of the curve. We believe the tax-exempt curve should steepen less, with short-term rates remaining low and long-term tax-exempt yields rising somewhat as supply continues at a still manageable level and state and local government finances continue to improve, helping tax-exempt bonds outperform. One potential concern for the U.S. fixed income market will be the various tax reform proposals proffered by President Obama and Republicans in Congress. While we believe any such reform is unlikely in 2013, given the inability of the President and the House to agree on much, any public discussion of its potential form, specifically as it relates to reducing the value of the municipal bond tax exemption, could roil the market.

We expect revenue bonds again to be strong performers in 2013, as the Federal Reserve’s accommodative policies should continue to allay liquidity concerns in the market, and investor focus remains on yield. We believe general obligation bond performance should remain weaker on a relative basis, however, as, despite their recent improvement, many cities, counties and states still have work to do, and recent bankruptcy filings by several cities in California will weigh on the market. Furthermore, potential problems funding retirement pension and healthcare obligations still persist in other places, and remain the subject of many of the negative media reports afflicting the municipal market. The Fund’s longer duration and its use of revenue and non-rated bonds have positioned it opportunistically for the economic and interest rate environment that we expect in 2013. We anticipate investing any new cash flows into the Fund on maturities in the 5-25 year range.

Clearwater International Fund
The Clearwater International Fund seeks long-term growth of capital. The Fund generally invests at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies organized or located outside the United States and doing a substantial amount of business outside the United States. The Fund diversifies its investments among a number of different countries throughout the world, and may invest in companies of any size. The Fund generally does not invest more than 20% of its net assets in the equity securities of developing or emerging market issuers. The Fund uses a “multi-style, multi-manager” approach. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently has five subadvisers. Parametric Portfolio Associates (“Parametric”) manages its portion of the portfolio (approximately 50%) to mirror the benchmark, the MSCI World Ex USA Index (net). The Fund also has four “active” managers who each manage approximately 12.5% of the Fund’s assets: Artisan Partners Limited Partnership (“Artisan Partners”), Denver Investments (“Denver”), WCM Investment Management (“WCM”), and Templeton Investment Counsel, LLC (“Templeton”).

The Board of Trustees of the Trust voted to terminate the investment advisory agreements of AXA Rosenberg Investment Management LLC (“AXA Rosenberg”), and Eagle Global Advisors, LLC (“Eagle”) on October 16, 2012. Denver, WCM and Templeton began managing their portion of the Fund’s assets effective October 31, 2012. During the period between October 17, 2012 and October 30, 2012, certain assets of the Fund were managed for transition purposes by Northern Trust.

2012 Market Overview:
2012 was a great year for equities around the world. It was a particularly good year considering the “wall of worry” the market had to climb. The bricks in that wall were many and piled high—a financial crisis in Europe, high unemployment in the U.S., and leadership transitions in South Korea and China, among others. The impact of those worries was apparent as markets took a breather in the second quarter of the year. New fears about a hard landing in China only made matters worse. These conditions proved transitory, however, as world markets generally bounced back nicely in the second half of 2012. Central banks were certainly the wind at the back of many markets this year. They created excess liquidity and low interest rates by printing money on a large scale and purchasing mainly government bonds, but also mortgage and other types of securities in the U.S., Europe, and Japan. That liquidity, as intended, ended up somewhere and was likely the reason for the great performance of both bond and stock markets around the world during the year.

2012 Performance and 2013 Outlook:
The Clearwater International Fund returned 17.9%, net of fees, for the year ended December 31, 2012, as compared to 16.4% for the MSCI World Ex USA Index (net), the Fund’s benchmark. The portion of the portfolio managed by Parametric to mirror the benchmark returned 16.5%, gross of fees. Parametric’s objective is to closely track the Index using a subset of the Index constituents. The slight outperformance can be attributed to superior stock sampling in Japan and Denmark.

Commentary on the performance of their portfolio in 2012 and their outlook for 2013 is provided below from each of the current four “active” managers in the Clearwater International Fund. Commentary on their performance through October 16, 2012 is also provided below from AXA Rosenberg and Eagle. The Fund’s Advisor, Clearwater Management Company, recommended the termination of these two investment advisory agreements based on its review of each manager’s investment advisory services and investment processes. During the transition period between October 17, 2012 and October 30, 2012, the portion of the Fund previously managed by AXA Rosenberg and Eagle was managed by Northern Trust in a manner designed to minimize turnover and disruption to the Fund prior to turning over management of their respective share of Fund assets to Denver, WCM and Templeton. During this transition period the value of this portion of the portfolio declined by 1.52% as compared to the Fund’s benchmark which declined 1.56% during the same period.

Artisan
2012 Performance: During the twelve-month period ended December 31, 2012, our portion of the Clearwater International Fund returned 24.2%, gross of fees, outperforming the benchmark, MSCI World Ex USA Index (net), which returned 16.4% for the same period. Performance of the following stocks had a positive impact on the portfolio during the period: Compass Group PLC, a catering company; Lloyds Banking Group plc, a banking and financial services provider; Qinetiq Group PLC, a defense company; and Reed Elsevier PLC, a publisher and information provider. Notable detractors included: SANKYO CO., LTD., a pachinko maker; NIFCO INC., a supplier of plastic fasteners; Stanley Electric Co., Ltd., a lighting equipment manufacturer; and SEINO HOLDINGS CO., LTD., a provider of transportation and logistics solutions.

2013 Outlook: We remain focused on the intersection of balance sheet strength, business quality and valuation in our selection of individual portfolio securities and continue to monitor macroeconomic factors, particularly the liquidity created by policies of central banking authorities.

Denver
2012 Performance: Since inception of our portion of the Clearwater International Fund on October 31, 2012, the portfolio returned 5.1%, gross of fees, slightly lagging its index, the MSCI World Ex USA Index (net), which was up 5.2% for the same period. We focus on investing in fast-growing small cap companies around the world. Country and sector allocations are a by-product of our stock selection. Performance during the period was aided by Canadian-based credit card issuer and mortgage lender Home Capital Group Inc., and UK-based Diploma PLC. Diploma supplies specialized technical products ranging from hydraulic seals, gaskets, and cylinders to electrical wiring, connectors and fasteners. Detractors from performance included Japanese companies, GREE Inc., a mobile social gaming company, and SMS Co. Ltd., which focuses on nursing and health care. Nevertheless, we continue to believe in the long-term prospects for both GREE and SMS.

2013 Outlook: As we move into 2013, we are optimistic about the companies held in the portfolio. We focus on investing in companies that we believe are fast-growing, high-return, cash generative businesses with sound balance sheets. This focus, coupled with our strict valuation process, has long been the cornerstone of our investment process. We believe this has helped us position the portfolio well going into 2013.

WCM
2012 Performance: The portion of the Clearwater International Fund managed by WCM Investment Management returned 4.2%, gross of fees, for the period from October 31, 2012 through December 31, 2012, compared to 5.2% for the MSCI World Ex USA Index (net), the Fund’s benchmark. The Financials sector continued its strong run, finishing the year with a 31.6% return, almost twice the index. That presented an unsurprising headwind for performance since, at 13% below benchmark, Financials is our largest relative underweight sector. Given our high threshold for transparency and quality, the Financials we do own tend to lag in this kind of environment, so even our 7% weight did not contribute strongly overall to performance. Meanwhile, stock selection was negatively impacted by one of our largest positions in the Consumer Discretionary sector, but beyond that our specific selections contributed positively to performance in the core areas of Consumer Staples, Information Technology, and Health Care.

2013 Outlook: Because the sources of outperformance in 2012 (specifically banks and other Financial sector and lower quality equities) are not, in our view, sustainable, we are especially confident about our high-quality growth approach to the non-U.S. universe. In hindsight, this Financials run-up was not out of the blue: a good number of companies went into 2012 trading at discounts to book value that implied near-death circumstances. But with much of the worst-case economic and political scenarios taken off the table, we don’t expect this environment to persist. Instead, we suspect the market will begin to turn its attention back to self-sustaining, high-quality growth businesses, which, after last year’s relative performance, look even more attractive to us than before.

Templeton
2012 Performance: Since inception of our portion of the Clearwater International Fund on October 31, 2012, the portfolio returned 4.6%, gross of fees, as compared to the MSCI World Ex USA Index (net), which was up 5.2% for the same period. Stock selection in the Consumer Discretionary sector contributed to performance as did Energy and Industrial holdings for the period. However, Information Technology, Financials and Consumer Staples holdings detracted from relative performance for the period.

Regionally, stock selection in Canada contributed to relative performance. Stock selection in Asia and Australia detracted. European holdings contributed slightly to relative performance.

2013 Outlook: We believe the balance between risk and reward in the global financial system has changed dramatically in the last several years. Through increasingly powerful and creative means of financial repression, most governments seem to be stopping at nothing to ensure ample liquidity, competitive currency regimes, and economic and asset reflation. Such “mutually-assured repression” has transferred massive liabilities to the public sector, altering the risk profile of traditional “safe-haven” assets and competitively devaluing many of the world’s reserve currencies. In this environment of negative real interest rates and damaged government credibility, we believe equities are the best-positioned asset class to provide yield and long-term appreciation potential and are best equipped to keep pace with inflation. In contrast to the public sector, corporate fundamentals have remained very strong, and we believe investors can still acquire stakes in productive enterprises at reasonable valuations. While challenges remain, we remained positive on Europe given its fundamental stabilization and preponderance of inexpensive, high-yielding stocks with diverse revenue streams that we consider inexpensive at current valuations.

AXA Rosenberg 2012 Performance
The portion of the Clearwater International Fund managed by AXA Rosenberg returned 12.7%, gross of fees, for the period January 1, 2012 through October 16, 2012, as compared to 11.9% for the MSCI World Ex USA Index (net) during the same period. Stock selections in Asia, with the exception of Japan contributed to overall performance. Companies in the Chemicals, Machinery and Metals sectors contributed solidly to performance during the period. However, certain specific portfolio companies detracted from overall performance, specifically Belgian grocer DelHaize Group SA, transportation company First Group Plc, retailer Yamada Denki, and equipment company Seiko Epson.

Eagle 2012 Performance
Our portion of the Clearwater International Fund solidly outperformed the benchmark, returning 13.9%, gross of fees, for the year to date period ended October 16, 2012 versus 11.9% for the MSCI World Ex USA Index (net). The primary driver of our outperformance was stock selection, as the portfolio had positive selection in 7 of the 10 sectors. The top contributing sectors were Industrials, Materials and Consumer Staples. Sector allocation was negative primarily due to our underweight in Financials. The financial sector rallied as European and U.S. Central Bankers began another round of quantitative easing. Country allocation was positive, led by an overweight to Singapore and Canada and an underweight to Japan. Japan continues to lag as it is on the brink of its fifth recession in the last 15 years. Also, negatively impacting our portfolio was a higher than average level of cash.

Comparison of the Change in Value of a $10,000 Investment in the Clearwater
Core Equity Fund and the Russell 1000® Index

Comparison of the Change in Value of a $10,000 Investment in the Clearwater Small
Companies Fund and the Russell 2000® Index

Comparison of the Change in Value of a $10,000 Investment in the Clearwater Tax-
Exempt Bond Fund and the Barclay’s 5-Year Municipal Bond Fund Index

Comparison of the Change in Value of a $10,000 Investment in the Clearwater
International Fund and the MSCI World Ex USA Index (net)

* Clearwater International Fund inception date.

Fund Expense Example
(unaudited)

As a shareholder of the Funds, you incur costs, including management fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing costs which the Funds pay directly, you as a shareholder indirectly bear the expenses of any outside exchange traded funds or mutual funds in which the Funds invest. (These are also referred to as “acquired funds” and those indirect expenses represent the Funds’ pro rata portion of the cumulative expense charged by the acquired funds.)

The example provided is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2012.

Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period July 1, 2012 thru December 31, 2012” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the second section of the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of the Funds to funds that charge transaction costs and/or sales charges or redemption fees.

Actual	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period July 1, 2012 thru December 31, 2012 *
Core Equity Fund	$1,000.00	$1,072.70	$2.71
Small Companies Fund	$1,000.00	$1,100.40	$5.28
Tax-Exempt Bond Fund	$1,000.00	$1,041.40	$1.85
International Fund	$1,000.00	$1,139.10	$3.23

Hypothetical (5% return before expenses)
Core Equity Fund	$1,000.00	$1,022.52	$2.64
Small Companies Fund	$1,000.00	$1,020.11	$5.08
Tax-Exempt Bond Fund	$1,000.00	$1,023.33	$1.83
International Fund	$1,000.00	$1,022.12	$3.05

* Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expense ratios for the most recent one-half year period may differ from expense ratios based on one-year data in the Financial Highlights. The annualized expense ratios are as follows:

Core Equity Fund	0.52%
Small Companies Fund	1.00%
Tax-Exempt Bond Fund	0.36%
International Fund	0.60%

Quarterly Portfolio Schedule of Investments

The Funds file a complete schedule of their portfolio holdings as of the close of the first and third quarters of their fiscal years with the Securities and Exchange Commission (the “SEC”) on Form N-Q. Shareholders may request copies of Form N-Q free of charge by calling the Transfer Agent toll free at 1-855-684-9144 or by sending a written request to: The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766 Attn: Clearwater Investment Trust Funds. These filings are also available on the SEC’s Internet site at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the public reference room may be obtained by calling 1-800-SEC-0330.

Voting Proxies on Fund Portfolio Securities

The funds have established Proxy Voting Policies and Procedures (“Policies”) that the funds use to determine how to vote proxies relating to portfolio securities. They also report, on Form N-PX, how the Funds voted any such proxies during the most recent 12-month period ended June 30. Shareholders may request copies of the Policies or Form N-PX free of charge by calling Fiduciary Counselling, Inc. toll free at 1-888-228-0935 or by sending a written request to: Fiduciary Counselling, Inc., 30 East 7th Street, Suite 2000, St. Paul, MN 55101 Attn: Clearwater Investment Trust Funds. Form N-PX is also available from the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

EXECUTIVE OFFICERS AND TRUSTEES

Information About the Independent Trustees

Name and Age	Positions Held With the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years	Number of Portfolios in the Fund Complex to Be Overseen by the Nominee	Other Directorships Held by the Nominee During the Last 5 Years
James E. Johnson (70) 30 East 7th Street, Saint Paul, Minnesota 55101	Trustee	Tenure: May 2011 - Present Term: Indefinite	Retired as Executive Vice President, Securian Financial Group, Inc. in 2010, Securian Financial Group, Inc. (1968- 2010)	4	None
Charles W. Rasmussen (46)[1] 30 East 7th Street, Saint Paul, Minnesota 55101	Trustee	Tenure: 13 yrs Term: Indefinite	President and Chief Executive Officer, P&G Manufacturing, Inc. (air filtration equipment, 2002-Present)	4	None
Laura E. Rasmussen (49)[1] 30 East 7th Street, Saint Paul, Minnesota 55101	Trustee	Tenure: 13 yrs Term: Indefinite	Business Owner, 3 Kittens Needle Arts (textile sales, 2006- Present)	4	None
Edward R. Titcomb III (38) 30 East 7th Street, Saint Paul, Minnesota 55101	Trustee	Tenure: May 2011 - Present Term: Indefinite	Private Client Advisor, Trust Point Inc. (2010- Present), Key Account Manager, GWG Life (2008- 2010), Relationship Manager, The Hartford (2007- 2008), Trust Officer, US Trust (2004-2006)	4	None
Justin H. Weyerhaeuser (39) 30 East 7th Street, Saint Paul, Minnesota 55101	Trustee	Tenure: 5 yrs Term: Indefinite	Attorney, Davis Graham & Stubbs LLP (law firm, November 2011 – Present), Husch Blackwell (law firm, July 2011 – November 2011), Jacobs Chase Attorneys (2009-July 2011), Volunteer Attorney, ACLU of Colorado (2007-2009), Private Investor (2006-2007)	4	None

1	Mr. Rasmussen and Ms. Rasmussen are spouses-in-law, and are the niece or nephew of Mr. Frederick T. Weyerhaeuser (see below).

Information about the Funds’ Executive Officers and Interested Trustees

Name and Age	Positions Held With the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years	Number of Portfolios in the Fund Complex to Be Overseen by the Nominee	Other Directorships Held by the Nominee During the Last 5 Years
Frederick T. Weyerhaeuser (81)* 30 East 7th Street, Saint Paul, Minnesota 55101	Trustee, Vice President and Secretary	As Trustee; Tenure: 25 yrs Term: Indefinite As Officer; Tenure: 25 yrs Term: Reappointed Annually	Private Investor	4	None
George H. Weyerhaeuser Jr. (59) ** 30 East 7th Street, Saint Paul, Minnesota 55101	Trustee, Chairman, Chief Executive Officer, Treasurer	As Trustee: Tenure: 6 yrs Term: Indefinite As Officer: Tenure: 6 yrs Term: Reappointed Annually	Member, Advisory Board, Pictet Advisory Overseas Services Ltd (2009-Present), Senior Vice President, Technology, Weyerhaeuser Company (1998 – 2006), Director, Clearwater Management Company (1987 – 2006)	4	Foss Waterway Development Authority, Fermi Research Alliance
Jennifer D. Lammers (52) 30 East 7th Street, Saint Paul, Minnesota 55101	Chief Compliance Officer	Tenure: September 2009 – Present Term: Reappointed Annually

Chief Compliance Officer, Clearwater Management Company, Inc. (2009-Present), Chief Compliance Officer and Chief Financial Officer, Fiduciary Counselling, Inc. (2009-Present), Chief Compliance Officer, River Source Funds and Riversource Investments (2006- 2009), President, Tamarack Funds and Director of Finance, Voyageur Asset Management (2003 – 2006)

				N/A	N/A
Catherine A. Nguyen (31) The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603	Assistant Treasurer	Tenure: September 2011 – Present Term: Reappointed Annually	The Northern Trust Company, Vice President and Client Service Delivery Manager (2011- Present), Deloitte & Touche LLP, External Audit Manager (2008- 2010), External Audit Senior (2005- 2008)	N/A	N/A

Name and Age	Positions Held With the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years	Number of Portfolios in the Fund Complex to Be Overseen by the Nominee	Other Directorships Held by the Nominee During the Last 5 Years
Marcia Lucas (45) The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603	Assistant Secretary	Tenure: March 2011 – Present Term: Reappointed Annually	The Northern Trust Company, Vice President (2011-Present), Second Vice President (2010- 2011), Partner, Michael Best & Friedrich LLP (2005-2008)	N/A	N/A

* Mr. Frederick T. Weyerhaeuser is an interested Trustee due to his daughter’s position as a director of Clearwater Management Company, the Funds’ investment manager.
** Mr. George H. Weyerhaeuser Jr. is an interested Trustee due to his positions as the Funds’ CEO and Treasurer.

Additional information about the Fund Directors is available in the Funds’ Statement of Additional Information (“SAI”). The SAI is available, without charge, upon request, by contacting the transfer agent at 1-855-684-9144 or writing the Funds at The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766. The Funds do not have an internet website.

Approval of the Investment Management and Subadviser Service Agreements

Clearwater Management Company (“CMC”) is responsible for managing the investment programs and strategies for the Core Equity Fund, Small Companies Fund, Tax-Exempt Bond Fund, and International Fund (collectively, “the Funds”). CMC also provides other administrative services to the Funds, and these services, as well as its investment management services, are provided to the Funds under an agreement (the “Management Agreement”). CMC conducts due diligence when selecting each subadviser (collectively, the “Subadvisers”) for the Funds and oversees the performance of the Subadvisers. The Subadvisers provide portfolio management and related services for the Funds under individual subadvisory agreements (the “Subadvisory Agreements”).

On an annual basis, the Funds’ Board of Trustees (the “Trustees”) including the independent trustees, considers renewal of the Management Agreement and the Subadvisory Agreements. In addition, the Trustees may periodically consider the retention of new subadvisers.

The Trustees met in-person at a special meeting on October 16, 2012 to consider the retention of three new subadvisers for the International Fund, Denver Investments (“Denver”), Templeton Investment Counsel, LLC (“Templeton”), and WCM Investment Management (“WCM”), as well as the termination of the subadvisory agreements with AXA Rosenberg Investment Management LLC and Eagle Global Advisors, LLC, subadvisers to the International Fund. Prior to the meeting, the Trustees requested, received, and reviewed written responses and supporting materials from Denver, Templeton, and WCM. These written responses were received in response to questions posed to them on behalf of the Trustees. In addition to these materials, the Trustees also reviewed materials presented to them by CMC as to the proposed changes to the International Fund to reallocate assets among the subadvisers to the International Fund. Parametric Portfolio Associates (“Parametric”), another subadviser to the International Fund, had previously managed 60% of the International Fund’s portfolio with a passive strategy. That allocation would be reduced to 50% with the other 50% being allocated among the active managers, including the new subadvisers. CMC further presented information as to the due diligence process in identifying and proposing the three new subadvisers to the Trustees. The Trustees also received information as to proposed subadvisory fees for each new subadviser. During this meeting, counsel to the Funds reviewed with the Trustees the various factors relevant to their consideration of the subadvisory agreements, and the Trustees’ responsibilities related to their review. The Trustees considered information presented throughout the year in addition to the materials presented at the October special Board meeting. The Trustees considered a number of factors, including those discussed below, that they believed to be relevant. No single factor determined whether or not an agreement would be approved but rather the totality of factors considered was determinative. Following an analysis and discussion, the Trustees, including all independent trustees present, approved the Denver, Templeton, and WCM subadvisory agreements for an initial two-year period.

Nature, Extent and Quality of Services Provided
The Trustees considered information presented as to the services to be provided by Denver, Templeton, and WCM, as well as their investment expertise, resources and capabilities. The Trustees reviewed information regarding the financial condition of Denver, Templeton, and WCM as related to their ongoing ability to provide services as specified under their respective subadvisory agreements. Based on their analysis of the data presented, the Trustees concluded that they were generally satisfied with the nature and quality of the proposed services for the new subadvisers to the International Fund.

Investment Performance
The Trustees considered the investment performance of Denver, Templeton, and WCM in strategies similar to those that would be utilized for the International Fund as their services to the International Fund had not yet commenced.

Comparative Fees and Cost of Services Provided
The Trustees reviewed the proposed fees to be paid to Denver, Templeton, and WCM. The Trustees reviewed reports describing the total expense ratio of the International Fund in comparison to those of similarly situated funds. The Trustees reviewed information provided by each of the subadvisers as to fees they charge to other subadvisory clients.

Profitability
The Trustees considered that Denver, Templeton, and WCM are each independent firms and their advisory fees charged are the result of arm’s length bargaining between them and CMC under the supervision of the Trustees.

Based on the factors as described above, the Trustees, including all of the independent trustees present, concluded that the subadvisory fees were fair and reasonable in view of the investment performance and quality of services proposed for the new subadvisers for the International Fund. In reaching this conclusion, no single factor was considered determinative.

At their in-person meeting on December 7-8, 2012, the Trustees considered the renewal of the Management Agreement and those of the Subadvisory Agreements for Artisan Partners Limited Partnership, Fiduciary Counselling, Inc. (“FCI”), Heartland Advisors, Inc., Keeley Asset Management Corp., Kennedy Capital Management, Inc., Knightsbridge Asset Management, LLC, Osterweis Capital Management, LLC, Parametric and Sit Fixed Income Advisors II, LLC (“Existing Subadvisers”) which had not been previously considered at their in-person meeting on October 16, 2012 (the “Existing Subadvisory Agreements”). Prior to the meeting, the Trustees requested, received, and reviewed written responses from CMC and the Existing Subadvisers to questions posed to them on behalf of the Trustees and supporting materials relating to those questions and responses. The information presented at the meeting, including performance and expense data obtained from independent sources, were designed to assist the Trustees in making their determination as to the renewal of the Management Agreement and Existing Subadvisory Agreements. Also during this meeting, counsel to the Funds reviewed with the Trustees the various factors relevant to their consideration of the Management Agreement and Existing Subadvisory Agreements, and the Trustees’ responsibilities related to their review. In addition to the information presented on December 7-8, 2012, at each regularly scheduled meeting throughout the year, the Trustees reviewed information on the investment performance and financial results of the Funds. The Trustees considered a number of factors, including those discussed below, that they believed to be relevant. No single factor determined whether or not an agreement would be approved but rather the totality of factors considered was determinative. Following an analysis and discussion of the factors described below, the Trustees, including all independent trustees present, approved the renewal of the Management Agreement and the Existing Subadvisory Agreements for an additional one-year period.

Nature, Extent and Quality of Services Provided
The Trustees considered information presented as to the services provided by CMC and the Existing Subadvisers, as well as their investment expertise, resources and capabilities. The Trustees considered the quality of the Existing Subadvisers previously recommended by CMC, as well as the ongoing work performed by CMC to recommend enhancements as to individual fund management or creation of new funds. The Trustees reviewed information regarding the financial condition of CMC and the Existing Subadvisers as related to their ongoing ability to provide services as specified under the Management Agreement and Existing Subadvisory Agreements. The Trustees considered that FCI provides, in addition to investment management services, certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and Existing Subadviser oversight services provided by CMC. Based on their analysis of the data presented, the Trustees concluded that they were generally satisfied with the nature and quality of the services being provided under the Management Agreement and respective Existing Subadvisory Agreements.

Investment Performance
The Trustees reviewed specific information as to the investment performance of the Funds as compared to the performance of their respective benchmark indices and peer groups over various periods of time. The Trustees also reviewed reports summarizing the net assets, redemptions and purchases of shares of the Funds during 2012. The Trustees concluded that they were satisfied with CMC and the Existing Subadvisers’ investment performance to date.

Comparative Fees and Cost of Services Provided
The Trustees reviewed the fees paid to CMC and the Existing Subadvisers. The Trustees reviewed reports describing both the management fees charged by CMC and the total expense ratios of the Funds in comparison to those of similarly situated funds. In addition, on a quarterly basis, the Trustees reviewed information as to the expense ratios of the Funds compared to the median expense ratio of a peer group of funds with a comparable investment strategy. The Trustees also reviewed information provided by each of the Existing Subadvisers as to fees they charge to other subadvisory clients. The Trustees noted the ongoing efforts of CMC to reduce fees paid by shareholders via voluntary waivers which were in place for the Core Equity Fund, International Fund, Small Companies Fund and Tax-Exempt Fund during 2012.

The Board considered that between June 1, 2011 and March 14, 2012, CMC voluntarily waived the management fee for the Core Equity Fund to 0.60%. Effective on March 15, 2012, CMC voluntarily waived the management fee for the Core Equity Fund to 0.52%. Between December 5, 2011 and March 14, 2012, CMC voluntarily waived the management fee for the International Fund to 0.70%. Effective March 15, 2012, CMC voluntarily waived the management fee for the International Fund to 0.60%. The Trustees also noted the commitment of CMC initially to subsidize the operating costs of the International Fund following the addition of new subadvisers until it could reconsider its voluntary fee waiver in March 2013.

Management Profitability
The Trustees reviewed CMC’s level of profitability with respect to the Funds, particularly noting CMC’s payment of fees and expenses typically absorbed by mutual fund shareholders. The Trustees concluded that profitability levels for CMC were reasonable. The Trustees considered that the Existing Subadvisers are each independent firms and their advisory fees charged are the result of arm’s length bargaining between them and CMC under the supervision of the Trustees.

Economies of Scale
The Trustees considered whether economies of scale might be realized by CMC as the Funds’ assets grow, and whether there also might be benefits from such growth for the Funds’ shareholders. The Trustees noted that the Core Equity, Tax-Exempt and Small Companies Funds have been in operation for a number of years, and based on the distribution strategy of the Funds will probably not see significant increases in size. However, the Trustees determined that they would continue to monitor the assets of the Funds and consider whether there were additional opportunities to realize benefits from economies of scale for shareholders in the future.

Based on the factors as described above, the Trustees, including all of the independent trustees present, concluded that the investment management fees and subadvisory fees were fair and reasonable in view of the investment performance and quality of services provided. In reaching this conclusion, no single factor was considered determinative.

Federal Tax Information
(unaudited)

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), 100% of ordinary dividends paid during the fiscal year ended December 31, 2012 for the Core Equity Fund, 84.28% of ordinary dividends paid during the fiscal year ended December 31, 2012 for the Small Companies Fund, and 100% of ordinary dividends paid during the fiscal year ended December 31, 2012 for the International Fund are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2012.

Corporate Dividends-Received Deduction. 100%, 84.28% and 0.20% of the dividends distributed during the fiscal year ended December 31, 2012, for the Core Equity, Small Companies and International Funds, respectively, qualify for the dividends-received deduction for corporate shareholders.

Foreign Tax Credit. The Fund below intends to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid by them. The amounts which represent income from sources within, and taxes paid to, foreign countries are as follows:

Fund	Taxes	Foreign Source Income

International	$730,180	$9,410,099

KPMG LLP
4200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Clearwater Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Clearwater Core Equity Fund (formerly Clearwater Growth Fund), Clearwater Small Companies Fund (formerly Clearwater Small Cap Fund), Clearwater Tax-Exempt Bond Fund, Clearwater International Fund (funds within Clearwater Investment Trust) (the Funds) as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian, transfer agent (of underlying funds) and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clearwater Core Equity Fund, Clearwater Small Companies Fund, Clearwater Tax-Exempt Bond Fund, and Clearwater International Fund as of December 31, 2012, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 28, 2013

KPMG LLP is a Delaware limited liability partnership,
the U.S. member firm of KPMG International Cooperative
(“KPMG International”), a Swiss entity.

CLEARWATER INVESTMENT TRUST

Statements of Assets and Liabilities

December 31, 2012

	Core Equity Fund(a)	Small Companies Fund(b)	Tax-Exempt Bond Fund	International Fund
Assets
Investments in securities, at fair value (identified cost: $272,361,471 Core Equity Fund; $247,627,216 Small Companies Fund; $499,059,091 Tax-Exempt Bond Fund; $345,686,394 International Fund)	$413,424,260	292,266,662	525,833,879	421,023,102
Foreign currencies, at value (cost: $62,300)	-	-	-	62,381
Receivable for securities sold	44,191	552,467	482,800	55,945
Receivable for shares of beneficial interest sold	73,100	25,000	60,000	321,200
Accrued dividend and interest receivable	384,983	279,378	5,817,945	417,191
Foreign tax reclaim receivable	9,898	-	-	613,622
Unrealized appreciation on forward foreign currency exchange contracts	-	-	-	403,237
Total assets	413,936,432	293,123,507	532,194,624	422,896,678
Liabilities
Payables for investment securities purchased	14,982,535	388,724	3,179,696	822,262
Payables for fund shares redeemed	3,215,766	10,109,846	1,358,595	13,368,638
Accrued investment advisory fee	495,440	689,335	479,066	582,115
Payable for dividend distribution	-	-	59,701	-
Unrealized depreciation on forward foreign currency exchange contracts	-	-	-	64,746
Unrealized depreciation on foreign currency transactions	205	-	-	-
Total liabilities	18,693,946	11,187,905	5,077,058	14,837,761
Net assets	$395,242,486	281,935,602	527,117,566	408,058,917
Capital
Capital stock and additional paid-in capital (authorized unlimited number of shares at no par value for each Fund: outstanding 13,719,065, 15,076,232, 51,917,979 and 30,612,099 shares, respectively)	$267,908,005	233,411,344	500,275,470	338,039,017
Undistributed (overdistributed) net investment income	107,752	-	13,753	(891,294)
Accumulated net realized gain (loss) from investments and foreign currency transactions	(13,835,653)	3,884,812	53,555	(4,784,289)
Unrealized appreciation of investments and translation of assets and liabilities in foreign currencies	141,062,382	44,639,446	26,774,788	75,695,483
Net assets	$395,242,486	281,935,602	527,117,566	408,058,917
Net asset value per share of outstanding capital stock	$28.81	18.70	10.15	13.33

(a) Name change effective April 30, 2012. Formerly known as the Clearwater Growth Fund.
(b) Name change effective April 30, 2012. Formerly known as the Clearwater Small Cap Fund.

See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST

Statements of Operations

Year ended December 31, 2012

	Core Equity Fund(a)	Small Companies Fund(b)	Tax-Exempt Bond Fund	International Fund
Investment income:
Income:
Dividends (net of foreign taxes withheld of $29,558, $2,520, $0 and $1,146,749 respectively)	$7,408,352	4,005,887	2,451,608	10,563,530
Interest	-	-	24,588,777	1,012
Total income	7,408,352	4,005,887	27,040,385	10,564,542
Expenses:
Investment advisory fee	3,281,628	3,572,557	3,153,340	3,508,916
Voluntary fee reduction	(1,328,407)	(926,216)	(1,261,343)	(1,336,300)
Total net expenses	1,953,221	2,646,341	1,891,997	2,172,616
Net investment income	5,455,131	1,359,546	25,148,388	8,391,926
Net realized gain (loss) on investments and foreign currency transactions:
Security transactions	3,806,086	26,053,070	8,364,152	22,374,446
Forward foreign currency exchange contracts	-	-	-	101,063
Foreign currency transactions	(6,279)	32,886	-	(94,585)
Net increase (decrease) in appreciation/depreciation on:
Security transactions	42,473,723	17,884,680	19,828,443	27,232,668
Forward foreign currency exchange contracts	-	-	-	336,676
Foreign currency transactions	(205)	-	-	-
Translation of other assets and liabilities denominated in foreign currencies	(203)	-	-	7,196
Net gain on investments	46,273,122	43,970,636	28,192,595	49,957,464
Net increase in net assets resulting from operations	$51,728,253	45,330,182	53,340,983	58,349,390

(a) Name change effective April 30, 2012. Formerly known as the Clearwater Growth Fund.
(b) Name change effective April 30, 2012. Formerly known as the Clearwater Small Cap Fund.

See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST

Statements of Changes in Net Assets

Years ended December 31, 2012 and 2011

	Core Equity Fund(a)		Small Companies Fund(b)
	12/31/2012	12/31/2011	12/31/2012	12/31/2011
Operations:
Net investment income	$5,455,131	4,260,571	1,359,546	119,142
Net realized gain (loss) on investments	3,799,807	(6,601,423)	26,085,956	30,103,847
Net increase (decrease) in unrealized appreciation/depreciation	42,473,315	(8,156,343)	17,884,680	(32,921,523)
Net increase (decrease) in net assets resulting from operations	51,728,253	(10,497,195)	45,330,182	(2,698,534)
Distributions to shareholders from:
Net investment income	(5,308,828)	(4,182,151)	(1,372,954)	(93,237)
Net realized gain on investments	-	-	(18,710,016)	(20,564,115)
Total distributions to shareholders	(5,308,828)	(4,182,151)	(20,082,970)	(20,657,352)
Capital share transactions:
Proceeds from shares sold	30,761,200	12,580,223	17,578,121	15,200,741
Reinvestment of distributions from net investment income and gain	5,308,828	4,182,151	20,082,970	20,657,352
Payments for shares redeemed	(19,567,325)	(14,032,377)	(20,480,532)	(29,231,102)
Net increase in net assets from capital share transactions	16,502,703	2,729,997	17,180,559	6,626,991
Total increase (decrease) in net assets	62,922,128	(11,949,349)	42,427,771	(16,728,895)
Net assets:
At the beginning of the year	332,320,358	344,269,707	239,507,831	256,236,726
At the end of the year	$395,242,486	332,320,358	281,935,602	239,507,831
Undistributed net investment income	$107,752	28,372	-	-

	Tax-Exempt Bond Fund		International Fund
	12/31/2012	12/31/2011	12/31/2012	12/31/2011
Operations:
Net investment income	$25,148,388	26,389,170	8,391,926	7,293,916
Net realized gain (loss) on investments	8,364,152	(887,827)	22,380,924	(4,572,714)
Net increase (decrease) in unrealized appreciation/depreciation	19,828,443	32,296,176	27,576,540	(46,568,190)
Net increase (decrease) in net assets resulting from operations	53,340,983	57,797,519	58,349,390	(43,846,988)
Distributions to shareholders from:
Net investment income	(25,130,641)	(26,365,905)	(8,901,744)	(7,103,317)
Net realized gain on investments	-	-	(22,141,275)	(717,130)
Total distributions to shareholders	(25,130,641)	(26,365,905)	(31,043,019)	(7,820,447)
Capital share transactions:
Proceeds from shares sold	27,526,350	14,973,923	70,026,648	21,869,448
Reinvestment of distributions from net investment income and gain	25,302,734	26,372,119	31,043,019	7,820,447
Payments for shares redeemed	(72,755,733)	(70,145,905)	(25,388,480)	(19,365,745)
Net increase (decrease) in net assets from capital share transactions	(19,926,649)	(28,799,863)	75,681,187	10,324,150
Total increase (decrease) in net assets	8,283,693	2,631,751	102,987,558	(41,343,285)
Net assets:
At the beginning of the year	518,833,873	516,202,122	305,071,359	346,414,644
At the end of the year	$527,117,566	518,833,873	408,058,917	305,071,359
Undistributed (overdistributed) net investment income	$13,753	(13,410)	(891,294)	(806,303)

(a) Name change effective April 30, 2012. Formerly known as the Clearwater Growth Fund.
(b) Name change effective April 30, 2012. Formerly known as the Clearwater Small Cap Fund.

See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST

Financial Highlights

December 31, 2012

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years ended and selected information for each year ended is as follows:

	Year ended December 31,
Core Equity Fund(a)	2012	2011	2010	2009	2008
Net asset value, beginning of year	$25.26	26.38	23.40	18.60	30.57
Income from investment operations:
Net investment income	0.40	0.33	0.38	0.39	0.51
Net realized and unrealized gains (losses)	3.54	(1.13)	2.99	4.78	(11.96)
Total from investment operations	3.94	(0.80)	3.37	5.17	(11.45)
Less distributions:
Dividends from net investment income	(0.39)	(0.32)	(0.39)	(0.37)	(0.52)
Total distributions	(0.39)	(0.32)	(0.39)	(0.37)	(0.52)
Net asset value, end of year	$28.81	25.26	26.38	23.40	18.60
Total return (b)	15.64%	(3.04)%	14.42%	27.90%	(37.50)%
Net assets, end of year (000s omitted)	$395,242	332,320	344,270	293,188	197,263
Ratio of expenses, net of waivers, to average net assets (c)(d)(e)(f)	0.54%	0.53%	0.30%	0.28%	0.28%
Ratio of expenses, before waivers, to average net assets (c)(d)(e)(f)	0.90%	0.69%	0.45%	0.45%	0.45%
Ratio of net investment income, net of waivers, to average net assets (d)(e)(f)	1.49%	1.25%	1.60%	1.98%	1.92%
Ratio of net investment income, before waivers, to average net assets (d)(e)(f)	1.13%	1.09%	1.45%	1.81%	1.75%
Portfolio turnover rate (excluding short-term securities)	22.31%	27.01%	43.65%	21.83%	14.71%

(a)	Name change effective April 30, 2012. Formerly known as the Clearwater Growth Fund.

(b)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.

(c)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)	Effective March 15, 2012, the investment advisory fee, net of voluntary waivers, decreased to 0.52%. Also effective March 15, 2012, the Adviser increased the voluntary waiver to 0.38%.

(e)	Effective June 1, 2011, the investment advisory fee, net of voluntary waivers, increased to 0.60%. Also effective June 1, 2011, the Adviser increased the voluntary waiver to 0.30%.

(f)	Effective December 1, 2010, the Adviser discontinued the voluntary waiver previously in effect.

See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST

Financial Highlights

December 31, 2012

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years ended and selected information for each year ended is as follows:

	Year ended December 31,
Small Companies Fund(a)	2012	2011	2010	2009	2008
Net asset value, beginning of year	$16.91	18.70	14.41	10.39	16.68
Income from investment operations:
Net investment income	0.09	0.01	-	-	0.05
Net realized and unrealized gains (losses)	3.10	(0.28)	4.31	4.02	(6.29)
Total from investment operations	3.19	(0.27)	4.31	4.02	(6.24)
Less distributions:
Distributions from net investment income	(0.10)	(0.01)	(0.02)	-	(0.05)
Distributions from net realized gains	(1.30)	(1.51)	-	-	-
Total distributions	(1.40)	(1.52)	(0.02)	-	(0.05)
Net asset value, end of year	$18.70	16.91	18.70	14.41	10.39
Total return (b)	19.02%	(1.62)%	29.99%	38.70%	(37.40)%
Net assets, end of year (000s omitted)	$281,936	239,508	256,237	214,335	120,846
Ratio of expenses, net of waivers, to average net assets (c)(d)	1.00%	0.98%	0.95%	0.95%	0.95%
Ratio of expenses, before waivers, to average net assets (c)(d)	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss), net of waivers, to average net assets(d)	0.51%	0.05%	(0.02)%	(0.04)%	0.32%
Ratio of net investment income (loss), before waivers, to average net assets(d)	0.16%	(0.32)%	(0.42)%	(0.44)%	(0.08)%
Portfolio turnover rate (excluding short-term securities)	59.48%	64.54%	71.05%	95.13%	117.12%

(a)	Name change effective April 30, 2012. Formerly known as the Clearwater Small Cap Fund.

(b)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.

(c)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)	Effective June 1, 2011, the investment advisory fee, net of voluntary waivers, increased to 1.00%. Also effective June 1, 2011, the Adviser reduced the voluntary waiver to 0.35%.

See accompanying notes to financial statements.

6	(Continued)

CLEARWATER INVESTMENT TRUST

Financial Highlights

December 31, 2012

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years ended and selected information for each year ended is as follows:

	Year ended December 31,
Tax-Exempt Bond Fund	2012	2011	2010	2009	2008
Net asset value, beginning of year	$9.62	9.06	9.25	8.09	9.64
Income from investment operations:
Net investment income	0.48	0.48	0.47	0.47	0.46
Net realized and unrealized gains (losses)	0.53	0.56	(0.19)	1.16	(1.55)
Total from investment operations	1.01	1.04	0.28	1.63	(1.09)
Less distributions:
Distributions from net investment income	(0.48)	(0.48)	(0.47)	(0.47)	(0.46)
Total distributions	(0.48)	(0.48)	(0.47)	(0.47)	(0.46)
Net asset value, end of year	$10.15	9.62	9.06	9.25	8.09
Total return (a)	10.66%	11.81%	2.99%	20.60%	(11.80)%
Net assets, end of year (000s omitted)	$527,118	518,834	516,202	542,394	370,848
Ratio of expenses, net of waivers, to average net assets (b)	0.36%	0.36%	0.36%	0.36%	0.37%
Ratio of expenses, before waivers, to average net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income, net of waivers, to average net assets	4.79%	5.08%	5.00%	5.34%	5.03%
Ratio of net investment income, before waivers, to average net assets	4.55%	4.84%	4.76%	5.10%	4.80%
Portfolio turnover rate (excluding short-term securities)	28.06%	24.83%	28.95%	22.90%	32.20%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.

(b)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

See accompanying notes to financial statements.

7	(Continued)

CLEARWATER INVESTMENT TRUST

Financial Highlights

December 31, 2012

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years or period ended and selected information for each year or period ended is as follows:

				Period ended December 31, 2009(a)(b)
	Year ended December 31,
International Fund	2012	2011	2010
Net asset value, beginning of period	$12.23	14.33	13.16	10.00
Income from investment operations:
Net investment income	0.30	0.30	0.23	0.19
Net realized and unrealized gains (losses)	1.88	(2.08)	1.27	3.35
Total from investment operations	2.18	(1.78)	1.50	3.54
Less distributions:
Distributions from net investment income	(0.31)	(0.29)	(0.23)	(0.18)
Distributions from net realized gains	(0.77)	(0.03)	(0.10)	(0.20)
Total distributions	(1.08)	(0.32)	(0.33)	(0.38)
Net asset value, end of period	$13.33	12.23	14.33	13.16
Total return (c)	17.91%	(12.44)%	11.39%	35.50%
Net assets, end of period (000s omitted)	$408,059	305,071	346,415	292,902
Ratio of expenses, net of waivers, to average net assets (d)(e)(f)(g)	0.62%	0.77%	0.80%	0.92%
Ratio of expenses, before waivers, to average net assets (d)(e)(f)(g)	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income, net of waivers, to average net assets (d)(f)(g)	2.39%	2.15%	1.77%	1.74%
Ratio of net investment income, before waivers, to average net assets (d)(f)(g)	2.01%	1.92%	1.57%	1.66%
Portfolio turnover rate (excluding short-term securities)	72.32%	36.93%	30.82%	35.33%

(a)	Commenced investment operations on February 5, 2009.

(b)	Net investment income for the period ended was calculated using the average shares outstanding method.

(c)

Total return figures are based on the change in net asset value of a share during the period and assume reinvestment of distributions at net asset value. Total return is not annualized for periods of less than one year.

(d)	Annualized for periods of less than one year.

(e)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(f)	Effective March 15, 2012, the investment advisory fee, net of voluntary waivers, decreased to 0.60%. Also effective March 15, 2012, the Adviser increased the voluntary waiver to 0.40%.

(g)

Effective June 1, 2011, the investment advisory fee, net of voluntary waivers, decreased to 0.75%. Also effective June 1, 2011, the Adviser increased the voluntary waiver to 0.25%. Effective December 5, 2011, the investment advisory fee, net of voluntary waivers, decreased to 0.70%. Also effective December 5, 2011, the Adviser increased the voluntary waiver to 0.30%.

See accompanying notes to financial statements.

8	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2012

(1)	Organization

Clearwater Investment Trust (the “Trust”) was established on January 12, 1987 as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (as amended) as a diversified open end management investment company and presently includes four series: Clearwater Core Equity Fund, Clearwater Small Companies Fund, Clearwater Tax-Exempt Bond Fund, and Clearwater International Fund (the “Funds”). Clearwater Management Company (the “Adviser”) serves as the investment adviser for each of the Funds and is responsible for the oversight of each of the Fund’s subadvisers. The Trust’s declaration of trust permits the Board of Trustees to create additional funds in the future. The investment objective of the Clearwater Core Equity, Small Companies, and International Funds is long-term capital growth. The investment objective of the Clearwater Tax-Exempt Bond Fund is high current income that is exempt from U.S. federal income tax, consistent with preservation of capital.

Effective April 30, 2012, the Clearwater Growth Fund and the Clearwater Small Cap Fund changed their names to the Clearwater Core Equity Fund and the Clearwater Small Companies Fund, respectively.

Fiduciary Counselling, Inc. (“FCI”) acts as subadviser to each of the Funds. FCI does not provide day-to-day management, but provides the Funds with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by the Adviser. FCI also provides certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Funds by the Adviser.

On January 1, 2012, The Northern Trust Company (“Northern Trust”) replaced FCI as acting transfer agent for each of the Funds. Northern Trust also serves as custodian, administrator and accounting services agent for each of the Funds. The related fees for these services are paid out of the investment advisory fees the Adviser receives from the respective Funds.

Under normal market conditions, the Clearwater Core Equity Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies. The Fund employs a multi-style (growth and value) and multi-manager approach whereby portions of the Fund are allocated to different subadvisers who employ distinct investment styles. The Fund’s Adviser allocates portions of the Fund’s net assets among subadvisers. The Fund currently allocates net assets among the following subadvisers who provide day-to-day management to the Fund: Parametric Portfolio Associates (“Parametric”), Heartland Advisors, Inc. (“Heartland”), Knightsbridge Asset Management, LLC (“Knightsbridge”), and Osterweis Capital Management, LLC (“Osterweis”). The allocation among subadvisers will vary over time, but the current intent of the Fund’s Adviser is that under normal market conditions approximately 60% of the Fund’s net assets will be allocated to Parametric; the remaining net assets will be allocated to one or more of the Fund’s three other subadvisers. To the extent feasible, Parametric manages its portion of the Fund’s net assets in a passive management strategy so that its portion of the Fund’s holdings generally matches the holdings of the Russell 1000® Index as closely as possible without requiring the Fund to realize gains. In addition, as noted above, FCI also acts as a subadviser to the Fund.

Under normal market conditions, the Clearwater Small Companies Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. The Fund defines “small companies” as issuers with market capitalizations no greater than $5 billion at the time of purchase. The equity securities the Fund invests in consist primarily of exchange traded common and preferred

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2012

stocks. The Fund may also invest in a type of equity security called a convertible security to hedge sector volatility. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. The Fund currently has two subadvisers that provide day-to-day management for the Fund, Kennedy Capital Management, Inc. (“Kennedy”) and Keeley Asset Management (“Keeley”). In addition, as noted above, FCI also acts as a subadviser to the Fund.

Under normal market conditions, the Clearwater Tax-Exempt Bond Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories and possessions, and the District of Columbia. The interest on these securities is generally exempt from regular federal income tax and may also be exempt from federal alternative minimum tax. However, the Fund may invest up to 20% of its net assets in bonds that generate interest income subject to federal alternative minimum tax. The Fund currently has one subadviser that provides day-to-day management for the Fund, Sit Fixed Income Advisers II, LLC (“Sit”). In addition, as noted above, FCI also acts as a subadviser to the Fund.

On October 16, 2012, the Board of Trustees approved the termination of investment advisory agreements with each of AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) and Eagle Global Advisors, LLC (“Eagle”), two of the subadvisers to the Clearwater International Fund. At the same time, the Board of Trustees also approved investment advisory agreements with three new subadvisers to the Clearwater International Fund: Denver Investments (“Denver”), WCM Investment Management (“WCM”) and Templeton Investment Counsel, LLC (“Templeton”).

Under normal market conditions, the Clearwater International Fund intends to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies organized or located outside the United States and doing a substantial amount of business outside the United States. Equity securities in which the Fund invests include common and preferred stock, sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts as well as exchange-traded funds and other investment companies. The Fund diversifies its investments among a number of different countries throughout the world, and may invest in companies of any size. The Fund currently does not intend to invest more than 20% of its net assets in the equity securities of developing or emerging market issuers. The Fund uses a “multi-style, multi-manager” approach, whereby portions of the Fund’s assets are allocated to different subadvisers who employ distinct investment styles. The Fund currently allocates assets among the following subadvisers who provide day-to-day management to the Fund: Parametric, Artisan Partners Limited Partnership (“Artisan Partners”), Denver, WCM and Templeton. The allocation among subadvisers will vary over time, but the current intent of the Fund’s Adviser is that under normal market conditions approximately 50% of the Fund’s net assets will be allocated to Parametric; the remaining net assets will be allocated to one or more of the Fund’s four other subadvisers. To the extent feasible, Parametric manages its portion of the Fund’s net assets in a passive management strategy so that its portion of the Fund’s holdings generally matches the holdings of the MSCI World Ex USA Index (net) on a net basis as closely as possible. In addition, as noted above, FCI also acts as a subadviser to the Fund.

10	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2012

(2) Summary of Significant Accounting Policies

The significant accounting policies followed by the Funds are as follows:

(a)	Investments in Securities

Investments in U.S. and foreign equity securities are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Foreign security values are stated in U.S. dollars. Equity securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Debt securities maturing more than 60 days from the valuation date are valued at the market price supplied by an independent pricing vendor; those securities of sufficient credit quality with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value. Securities for which no market quotations are readily available (including those for which trading has been suspended), or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, are valued at fair value as determined in good faith using procedures established by the Board of Trustees. This may occur particularly with respect to certain foreign securities held by the International Fund, whereby the Board of Trustees may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of these foreign securities as of the time the Fund’s net asset value is calculated. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. These procedures are used by the Valuation Committee, in accordance with the procedures established by the Board of Trustees, to determine the fair value of the security or securities. Such determinations are then submitted for review and ratification by the Board of Trustees. Security transactions are accounted for on the trade date, which is the date the securities are purchased or sold. Realized gains and losses are calculated on an identified cost basis. Dividend income is recognized on the ex-dividend date or, for foreign securities, as soon as the information is available. Interest income, including accretion of original issue discount and amortization of original issue premium, is accrued daily.

(b)	Foreign Currency Translation

The International Fund invests in securities which are purchased and sold in foreign currencies as a principal investment strategy. The costs of purchases, proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The value of the International Fund’s assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included on the Statements of Operations within net realized gain (loss) on security transactions and within net increase (decrease) in appreciation/depreciation on security transactions. The realized gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies are included on the Statements of Operations within net realized gain (loss) on foreign currency transactions. The

11	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2012

International Fund also will incur costs in converting U.S. dollars to local currencies, and vice versa. The International Fund therefore may enter into foreign currency transactions as a principal investment strategy. Risks may arise upon investing in foreign securities including, but not limited to, political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income tax and possible delays in the settlement of foreign stock exchange transactions. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

(c)	Forward Foreign Currency Exchange Contracts

The International Fund enters into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against adverse movements in foreign currency exchange rates, specific transactions or the portfolio position. The objective of the International Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the International Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. Forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in forward foreign currency exchange contracts on the Statements of Operations within net increase (decrease) in appreciation/depreciation. The International Fund records any realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in forward foreign currency exchange contracts on the Statements of Operations within net realized gain (loss) on investments and foreign currency transactions.

Risks may arise upon entering into forward foreign currency exchange contracts from the potential of the issuer to default on its obligations under the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The International Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the issuer fails to perform. Additional information on derivative instruments and how these positions may impact the financial statements is found in Note 8, Derivative Instruments.

(d)	Spot Contracts

The International Fund routinely enters into spot contracts in order to buy or sell a certain amount of foreign currency at the current market rate, with settlement occurring in two business days. The International Fund may enter into spot contracts in order to make payments, or to receive payments, based on trading activity in a foreign currency. A spot contract allows the International Fund to buy or sell foreign currency on the day it chooses to deal. From time to time, the Core Equity Fund may also enter into spot contracts in order to make or receive payments due to trading activity in a foreign currency on a non-U.S. exchange. Spot contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in foreign currency transactions on the Statements of Operations within net increase (decrease) in appreciation/depreciation. The Funds record any realized gains or losses at the time the spot contract

12	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2012

settles. Realized gains or losses, if any, are included in foreign currency transactions on the Statements of Operations within net realized gain (loss) on investments and foreign currency transactions. Risks may arise upon entering into spot contracts from unanticipated movements in the value of a foreign currency relative to the U.S. dollar in a short period of time. The Funds bear the market risk from changes in foreign currency exchange rates.

(e)	Delayed Delivery Transactions and When-Issued Securities

Certain Funds may engage in securities transactions on a when-issued or delayed-delivery basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment, with payment and delivery scheduled for a future date. During this period, the securities are subject to market fluctuations. When delayed-delivery purchases are outstanding, a Fund will segregate liquid assets on its records in amounts sufficient to meet the purchase price. A Fund may dispose of or renegotiate a delayed-delivery transaction, which may result in a capital gain or loss.

(f)	Short-Term Investments

Each Fund currently invests uninvested cash in money market portfolios of Northern Institutional Funds. The Core Equity, Small Companies and International Funds currently invest in the U.S. Government Select Portfolio and the Tax-Exempt Bond Fund currently invests in the Tax-Exempt Portfolio. The U.S. Government Select Portfolio was formerly known as the Government Select Portfolio prior to its name change effective on April 1, 2012. Northern Institutional Funds is an investment company advised by Northern Trust Investments, Inc. (“NTI”), a subsidiary of Northern Trust.

The U.S. Government Select Portfolio primarily invests in securities issued by the U.S. government, government agencies, and government-sponsored enterprises. The Tax-Exempt Portfolio primarily invests in high-quality short-term municipal instruments.

(g)	Recoverable Taxes

The balance disclosed as foreign tax reclaim receivable represents net amounts withheld by foreign governments on dividend income earned in the respective countries subject to reclamation. All reclaims are paid directly to the Core Equity and International Funds, respectively.

(h)	Federal Taxes

The Trust’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. On a calendar-year basis, the Funds intend to distribute substantially all of their net investment income and net realized gains, if any, to avoid the payment of federal income and excise taxes. Therefore, no income tax provision is required. Each Fund is treated as a separate entity for federal income tax purposes.

Management has analyzed the Funds’ tax positions taken on federal tax returns for all open tax years and has concluded that as of December 31, 2012, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and Minnesota state income and federal excise tax returns for the 2009, 2010, 2011 and 2012 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue. Net investment income and net realized gains (losses) for the Funds may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains, if any,

13	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2012

may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid by the Funds during the years ended December 31, 2012 and 2011 was as follows:

	Tax-Exempt		Ordinary Income
	2012	2011	2012	2011
Core Equity Fund	$-	$-	$5,308,828	$4,182,151
Small Companies Fund	-	-	1,592,303	44,627
Tax-Exempt Bond Fund	24,948,863	26,002,514	356,024	369,605
International Fund	-	-	8,901,744	7,184,471

	Long-Term Capital Gains
	2012	2011
Core Equity Fund	$-	$-
Small Companies Fund	18,490,667	20,612,725
Tax-Exempt Bond Fund	-	-
International Fund	22,141,275	635,976

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

	Core Equity Fund	Small Companies Fund	Tax-Exempt Bond Fund	International Fund
Undistributed ordinary income	$42,849	$-	$-	$255,479
Undistributed capital gain	-	4,143,651	53,555	75,798
Accumulated capital losses	(13,520,220)	(250,809)	-	(4,253,585)
Unrealized appreciation	140,811,852	44,631,416	26,774,788	73,942,208
Total	$127,334,481	$48,524,258	$26,828,343	$70,019,900

On the Statements of Assets and Liabilities, due to permanent book-to-tax differences, the following adjustments have been made:

	Core Equity Fund	Small Companies Fund	Tax-Exempt Bond Fund	International Fund
Undistributed net investment income (loss)	$(66,923)	$13,408	$9,416	$424,827
Accumulated net realized gain (loss)	66,923	(13,408)	(9,416)	(424,827)
Additional paid-in capital	-	-	-	-

14	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2012

(i)	Distributions to Shareholders

Distributions to shareholders from net investment income, if any, are declared annually for the Core Equity, Small Companies, and International Funds and declared daily, payable monthly, for the Tax-Exempt Bond Fund. Distributions to shareholders from net realized gains, if any, are declared annually for all Funds. Distributions are paid in cash or reinvested in additional shares at the direction of the shareholders.

(j)	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(k)	Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those reporting entities that prepare their financial statements on the basis of U.S. GAAP and those reporting entities that prepare their financial statements on the basis of the International Financial Reporting Standards (“IFRS”). Specifically, ASU 2011-11 requires reporting entities to disclose 1) both gross and net information about both instruments and transactions eligible for offset in the financial statements and 2) instruments and transactions subject to an agreement similar to a master netting agreement. The effective date of ASU 2011-11 is for interim and annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this requirement and the impact it will have on the Funds’ financial statement disclosures.

(l)	Indemnification

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

(3) Fair Value Measurements

Fair value is an estimate of the price the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security. This guidance establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of

15	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2012

unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments, as described in Note 2(a) above. These inputs are summarized in the three broad levels listed below.

•	Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

•

Level 2 – Other significant observable inputs including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc. or quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data are also considered a Level 2 measurement. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – Valuations based on unobservable inputs, which may include the Adviser’s own assumptions in determining the fair value of an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following is a summary of the inputs used in valuing each Fund’s investments and other financial instruments, if any, which are carried at fair value, as of December 31, 2012.

	Core Equity Fund (a)
	Level 1	Level 2	Level 3	Total
Common Stocks	$387,058,780	$-	$-	$387,058,780
Rights	1,193	-	-	1,193
Short-Term Investments	26,364,287	-	-	26,364,287
Total	$413,424,260	$-	$-	$413,424,260

(a)

For the Core Equity Fund, 100% of the investment value is comprised of equity securities, rights, and short-term investments. See the Fund’s Schedule of Investments for industry classification. Investments in equity and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded.

The Core Equity Fund records all transfers between levels based on valuations at the end of each reporting period. At December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on December 31, 2011. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

16	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements
December 31, 2012

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities

Foreign currency transactions	$-	$(205)	$-	$(205)

Total Other Financial Instruments	$-	$(205)	$-	$(205)

The foreign currency transactions outstanding at December 31, 2012 are considered Level 2 investments due to the transactions being marked-to-market daily at the applicable exchange rates that have been adjusted from the initial quoted rate. Foreign currency transactions are shown on a gross basis in the above table and on the Statements of Assets and Liabilities.

	Small Companies Fund (b)
	Level 1	Level 2 *	Level 3	Total
Common Stocks
Consumer Discretionary	$42,312,327	$-	$-	$42,312,327
Consumer Staples	11,896,867	-	-	11,896,867
Energy	14,532,516	-	-	14,532,516
Financials	63,708,448	-	-	63,708,448
Health Care	24,983,285	-	-	24,983,285
Industrials	52,100,635	56,925	-	52,157,560
Information Technology	36,144,249	-	-	36,144,249
Materials	15,628,278	-	-	15,628,278
Utilities	8,532,140	-	-	8,532,140
Short-Term Investments	22,370,992	-	-	22,370,992
Total	$292,209,737	$56,925	$-	$292,266,662

(b)

For the Small Companies Fund, 100% of the investment value is comprised of equity securities and short-term investments. See the Fund’s Schedule of Investments for industry classification. Investments in equity and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded.

*

The Small Companies Fund records all transfers between levels based on valuations at the end of each reporting period. At December 31, 2012, there were no transfers between Level 1 or Level 3 classifications based on levels assigned to the securities on December 31, 2011. At December 31, 2012, an equity investment with a fair value of $56,925, within the sector of Industrials, was transferred from Level 1 to Level 2 due to the security being valued based on a bid price, rather than a last sales or regular trading session closing price, from a primary pricing service provider on December 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

17	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2012

	Tax-Exempt Bond Fund (c)
	Level 1	Level 2	Level 3	Total
Closed-End Funds	$33,319,234	$-	$-	$33,319,234
Municipal Bonds
Airport	-	618,005	-	618,005
Bond Bank	-	2,657,415	-	2,657,415
Development	-	16,104,378	180,130	16,284,508
Education	-	51,322,578	-	51,322,578
Facilities	-	5,655,431	-	5,655,431
General	-	49,648,414	11,765	49,660,179
General Obligation	-	17,505,677	-	17,505,677
Higher Education	-	14,667,619	909,527	15,577,146
Housing	-	24,946,898	-	24,946,898
Medical	-	70,289,123	1,252,138	71,541,261
Mello-Roos	-	848,456	-	848,456
Multifamily Housing	-	39,414,359	-	39,414,359
Nursing Home	-	50,296,271	-	50,296,271
Pollution	-	2,121,774	-	2,121,774
Power	-	3,244,798	619,400	3,864,198
School District	-	25,513,366	-	25,513,366
Single Family Housing	-	57,410,585	-	57,410,585
Student Loan	-	6,070,969	-	6,070,969
Tobacco Settlement	-	3,769,113	-	3,769,113
Transportation	-	17,230,444	-	17,230,444
Utilities	-	1,953,353	-	1,953,353
Water	-	10,130,871	-	10,130,871
Short-Term Investments	18,121,788	-	-	18,121,788
Total	$51,441,022	$471,419,897	$2,972,960	$525,833,879

(c)

For the Tax-Exempt Bond Fund, 100% of the investment value is comprised of closed-end funds, municipal bond securities, and short-term investments. The municipal bond securities are generally considered Level 2 securities based on valuations using adjusted evaluated prices provided by the primary pricing provider. The Board of Trustees has delegated to the Valuation Committee the responsibility to determine in good faith the fair value of securities for which no price quotation is available from an approved pricing service or broker-dealer at the time the Tax-Exempt Bond Fund’s net asset value is calculated, including securities for which the prices do not represent fair value or for which a significant event occurs that materially affects the value of the security after the close of the market on which the security principally trades and before the time the Tax-Exempt Bond Fund’s net asset value is calculated.

18	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2012

As of December 31, 2012, the Valuation Committee determined the fair valuation of municipal bonds based on inputs such as the last traded price at the time of significant events or the default of a municipal bond. The Valuation Committee also looked at observations of similar securities which are not currently openly traded in the active market. Finally, the Valuation Committee considered other events in determining fair valuation including the nature of the security and whether it is traded openly in the active market. Such investments have been classified as Level 3 instruments.

The Tax-Exempt Bond Fund records all transfers between levels based on valuations at the end of each reporting period. At December 31, 2012, there were no transfers between Level 1 or Level 2 classifications based on levels assigned to the securities on December 31, 2011. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

19	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2012

	International Fund (d)
	Level 1	Level 2 *	Level 3	Total
Common Stocks
Consumer Discretionary	$6,806,097	$53,798,672	$-	$60,604,769
Consumer Staples	7,217,037	39,996,978	-	47,214,015
Energy	8,270,061	16,415,591	-	24,685,652
Financials	18,203,473	62,851,566	-	81,055,039
Health Care	5,919,254	24,736,716	-	30,655,970
Industrials	4,016,028	60,494,534	-	64,510,562
Information Technology	10,320,301	20,922,201	-	31,242,502
Materials	6,486,309	23,416,634	-	29,902,943
Telecommunication Services	944,978	8,317,874	-	9,262,852
Utilities	522,802	6,794,700	-	7,317,502
Preferred Stock
Consumer Discretionary	-	878,668	-	878,668
Consumer Staples	-	49,602	-	49,602
Utilities	-	104,474	-	104,474
Rights
Consumer Staples	-	-	-	-
Energy	-	13,692	-	13,692
Short-Term Investments	33,524,860	-	-	33,524,860
Total	$102,231,200	$318,791,902	$-	$421,023,102

(d)

For the International Fund, 100% of the investment value is comprised of equity securities, rights and short-term investments. See the Fund’s Schedule of Investments for geographical classification. Investments in equity and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded, which are generally considered Level 1 securities. Level 2 securities are those which have received a fair value trigger as of December 31, 2012.

*

The International Fund records all transfers between levels based on valuations at the end of each reporting period. At December 31, 2012, there were no transfers between Level 1 or Level 3 classifications based on levels assigned to securities on December 31, 2011. At December 31, 2012, certain foreign equity securities with a fair value of $226,488,190 were transferred from Level 1 to Level 2 classifications from December 31, 2011 to December 31, 2012, due to receiving a fair valuation. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is no orderly.

20	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2012

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets

Forward foreign currency exchange contracts	$-	$403,237	$-	$403,237

Liabilities

Forward foreign currency exchange contracts	-	(64,746)	-	(64,746)

Total Other Financial Instruments	$-	$338,491	$-	$338,491

The forward foreign currency exchange contracts outstanding at December 31, 2012 are considered Level 2 investments due to the contracts being marked-to-market daily at the applicable exchange rates that have been adjusted from the initial quoted rate. Forward foreign currency exchange contracts are shown on a gross basis in the above table and on the Statements of Assets and Liabilities.

21	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2012

The following is a reconciliation of investments for the Tax-Exempt Bond Fund in which significant unobservable inputs (Level 3) were used in determining fair value:

Tax-Exempt Bond Fund	Municipal Bonds
	Development		General		Higher Education	Medical	Power	Utilities	Total
Balance as of 12/31/11	$181,777		$-		$990,330	$1,144,754	$619,400	$964,241	$3,900,502
Realized Gains	473		-		-	1,772	-	-	2,245
Realized Losses	-		-		(2,966)	(463)	-	-	(3,429)
Change in Unrealized Appreciation	41,571		-		11,348	148,204	-	242,267	443,390
Change in Unrealized Depreciation	-		-		-	-	-	-	-
Purchases	-		-		-	-	-	-	-
Sales	(43,692)		-		(89,185)	(42,129)	-	(1,206,508)	(1,381,514)
Transfers into Level 3 (1)	1	(2)	11,765	(2)	-	-	-	-	11,766
Transfers out of Level 3 (1)	-		-		-	-	-	-	-
Balance as of 12/31/12	$180,130		$11,765		$909,527	$1,252,138	$619,400	$-	$2,972,960
Change in net unrealized
appreciation (depreciation) (3)	$41,571		$(169,357)		$11,348	$148,204	$-	$-	$31,766

(1)	The value of the Transfers into and out of Level 3 is measured using the fair value as of the period ended December 31, 2012.

(2)

Transferred from Level 2 to Level 3 due to securities being valued based on evaluated price at the time of default on November 1, 2012. This fair valuation was determined using procedures adopted by the Board of Trustees.

(3)	The amount of change in net unrealized appreciation (depreciation) on Level 3 securities still held at December 31, 2012 is included in the Statements of Operations.

22	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2012

The following is a reconciliation of investments for the International Fund in which significant unobservable inputs (Level 3) were used in determining fair value:

International Fund	Common Stock
Materials
Balance as of 12/31/11	$13,218
Realized Gains	-
Realized Losses	-
Change in Unrealized Appreciation	-
Change in Unrealized Depreciation	(13,218)
Purchases	-
Sales	-
Transfers into Level 3	-
Transfers out of Level 3	-
Balance as of 12/31/12	$-

The amount of change in net unrealized depreciation on the Level 3 security still held at December 31, 2012 and included in the Statements of Operations, within the sector of Materials, was $13,218.

(4)	Investment Security Transactions

The cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended December 31, 2012, were as follows:

	Purchases	Sales
Core Equity Fund	$99,126,669	$78,577,328
Small Companies Fund	152,753,348	163,879,893
Tax-Exempt Bond Fund	142,463,916	163,339,539
International Fund	285,183,494	245,971,018

(5)	Capital Share Transactions

Transactions in capital shares for each fund for the fiscal years ended December 31, 2012 and 2011, were as follows:

	Core Equity Fund		Small Companies Fund
	2012	2011	2012	2011
Sold	1,085,012	475,905	924,853	834,746
Issued for reinvestment of distributions	187,326	164,587	1,095,634	1,204,510
Redeemed	(709,321)	(536,437)	(1,106,562)	(1,577,251)
Increase	563,017	104,055	913,925	462,005

23	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2012

	Tax-Exempt Bond Fund		International Fund
	2012	2011	2012	2011
Sold	2,720,895	1,644,366	5,265,669	1,625,059
Issued for reinvestment of distributions	2,524,334	2,847,845	2,342,869	641,546
Redeemed	(7,257,727)	(7,552,170)	(1,941,501)	(1,491,664)
Increase (decrease)	(2,012,498)	(3,059,959)	5,667,037	774,941

(6)	Capital Loss Carryforward

For the period subsequent to October 31, 2012 through the fiscal year ended December 31, 2012, the following Funds incurred net capital losses, and/or Section 988 currency losses which each Fund intends to treat as having been incurred in the following fiscal year:

Amount
Core Equity Fund	$57,250
Small Companies Fund	250,809
International Fund	4,253,583

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were made effective for the Funds for the fiscal year ended December 31, 2011. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation. As of December 31, 2012, pre-enactment capital loss carryforwards for U.S. Federal income tax purposes for the Core Equity Fund are $10,839,789, which will expire as follows:

Core Equity Fund
Year of expiration:
2016	$2,269,706
2017	8,570,083
Total	$10,839,789

24	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2012

The following Fund’s capital loss carryforwards do not expire.

Core Equity Fund
Short-Term Capital Loss Carryforward	$2,623,181

The Fund in the above table may offset future capital gains with these capital loss carryforwards.

The following capital loss carryforwards were utilized at December 31, 2012, for U.S. Federal income tax purposes:

Amount
Core Equity Fund	$3,110,304
Tax-Exempt Bond Fund	8,301,181
International Fund	1,559,480

(7)	Expenses and Related-Party Transactions

The Trust has a contract for investment advisory services with the Adviser. Under terms of separate agreements, Clearwater Core Equity Fund, Clearwater Small Companies Fund, Clearwater Tax-Exempt Bond Fund and Clearwater International Fund pay a fee equal to an annual rate of 0.90%, 1.35%, 0.60% and 1.00%, respectively, of each Fund’s average daily net assets. The Adviser is responsible for the payment or reimbursement of all the Funds’ expenses, except brokerage, taxes, interest, and extraordinary expenses. The Adviser has periodically reduced its management fee for each of the Funds through voluntary waivers. Effective March 15, 2012, the voluntary waivers for the Core Equity Fund and the International Fund were increased to 0.38% and 0.40%, respectively. As of December 31, 2012, the management fees paid by the Core Equity, Small Companies, Tax-Exempt Bond and International Funds net of voluntary waivers are 0.54%, 1.00%, 0.36%, and 0.62%, respectively. As of December 31, 2012, the management fees in place, net of voluntary waivers, for the Core Equity, Small Companies, Tax-Exempt Bond, and International Funds are 0.52%, 1.00%, 0.36%, and 0.60%, respectively.

In addition to fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of any acquired funds in which they invest, such as short-term investments in mutual funds and investments in closed-end funds. Such indirect expenses are not included in any of the reported expense ratios.

The Adviser has entered into subadvisory contracts with independent investment advisory firms for each Fund to provide daily investment management services. Effective October 16, 2012, the Adviser has engaged and entered into subadvisory contracts with Denver, WCM and Templeton as three new subadvisers to provide daily investment management services and investment selection decisions for allocated portions of the International Fund. The subadvisory fees are based on each subadviser’s proportional net assets it currently manages within each Fund and are paid directly by the Adviser.

The subadvisory fee for the Clearwater Core Equity Fund, payable to Parametric, Heartland and Osterweis, is equal to an annual rate of 0.15% of the portion of net assets managed, an annual rate of 0.65% of the portion of net assets managed and an annual rate of 0.75% of the portion of net assets managed, respectively. The subadvisory fee payable to Knightsbridge is equal to a fee schedule based on an annual rate of 0.75% on the first

25	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2012

$20 million of the portion of net assets managed, decreasing to 0.50% of the portion of net assets managed in excess of $20 million. The subadvisory fee for the Clearwater Small Companies Fund, payable to Kennedy, is equal to a fee schedule based on an annual rate of 0.85% on the first $50 million of the portion of net assets managed, decreasing to 0.80% of the portion of net assets managed in excess of $50 million. The subadvisory fee payable to Keeley is equal to a fee schedule based on an annual rate of 1.00% on the first $2 million of the portion of net assets managed, decreasing to 0.85% on the next $8 million of the portion of net assets managed, and further decreasing to 0.70% of the portion of net assets managed in excess of $10 million.

The subadvisory fee for the Clearwater Tax-Exempt Bond Fund, payable to Sit, is equal to a fee schedule based on an annual rate of 0.40% on the first $20 million in net assets managed, decreasing to 0.30% on the next $30 million of the portion of net assets managed, decreasing to 0.25% on the next $25 million of the portion of net assets managed, and further decreasing to 0.20% of net assets managed in excess of $75 million.

The subadvisory fee for the Clearwater International Fund, payable to Parametric, is equal to an annual rate of 0.15% of the portion of net assets managed. The subadvisory fee payable to Artisan Partners is equal to a fee schedule based on an annual rate of 0.80% on the first $50 million of the portion of net assets managed, decreasing to 0.60% on the next $50 million of the portion of net assets managed, and further decreasing to 0.50% of the portion of net assets managed in excess of $100 million. The subadvisory fee payable to Denver is equal to a fee schedule based on an annual rate of 1.25% on the first $10 million of the portion of net assets managed, decreasing to 0.85% of the portion of net assets managed in excess of $10 million. The subadvisory fee payable to WCM is equal to an annual rate of 0.80% of the portion of net assets managed. The subadvisory fee payable to Templeton is equal to a fee schedule based on an annual rate of 0.95% on the first $25 million of the portion of net assets managed, decreasing to 0.85% on the next $25 million of the portion of net assets managed, decreasing to 0.75% on the next $50 million of the portion of net assets managed, decreasing to 0.65% on the next $150 million of the portion of net assets managed, decreasing to 0.55% on the next $250 million of the net assets managed and further decreasing to 0.50% of the portion of net assets managed in excess of $500 million.

In addition to the above, under the investment advisory agreements with AXA Rosenberg and Eagle, which the Board of Trustees of the Trust voted to terminate on October 16, 2012, the Adviser paid AXA Rosenberg and Eagle based on the proportional net assets that each subadviser managed for the Clearwater International Fund. The subadvisory fee payable to AXA Rosenberg was equal to a fee schedule based on an annual rate of 0.85% on the first $50 million of the portion of net assets managed, decreasing to 0.75% on the next $50 million of the portion of net assets managed and further decreasing to 0.65% of the portion of net assets managed in excess of $100 million. The subadvisory fee payable to Eagle was equal to a fee schedule based on an annual rate of 0.60% on the first $100 million of the portion of net assets managed, decreasing to 0.50% of the portion of net assets managed in excess of $100 million.

The Adviser has also engaged FCI as a subadviser for each Fund. FCI regularly provides the Funds with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by the Adviser. FCI also provides certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Trust by the Adviser. For its services, FCI is compensated with a subadvisory fee payable by the Adviser of 0.20% of each Fund’s net assets, paid on a quarterly basis. FCI is compensated out of the investment advisory fees the Adviser receives from the respective Funds. FCI has agreed to waive the difference between the amount calculated under the subadvisory fee schedule and an amount determined by multiplying the total number of hours worked by FCI in providing services under the subadvisory agreement by an hourly rate that is approved by the Adviser. The effect of this waiver agreement is that fees paid

26	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2012

to FCI under the subadvisory agreement would approximate the fees previously paid to FCI under a consulting agreement previously in effect between the Adviser and FCI.

(8)	Derivative Instruments

Information concerning the types of derivatives in which the International Fund invests, the objectives for using them and their related risks can be found in Note 2 (c).

Below are the types of derivatives in the International Fund by location as presented in the Statements of Assets and Liabilities as of December 31, 2012:

	ASSETS		LIABILITIES
Derivative Type	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value

Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$403,237	Unrealized depreciation on forward foreign currency exchange contracts	$64,746

The following tables set forth by primary risk exposure the International Fund’s net realized gain (loss) and net increase (decrease) in appreciation/depreciation on forward foreign currency exchange contracts for the year ended December 31, 2012:

Derivative Type	Statements of Operations Location	Value	Derivative Type	Statements of Operations Location	Value
Forward foreign currency exchange contracts	Net realized gain on forward foreign currency exchange contracts	$101,063	Forward foreign currency exchange contracts	Net increase in appreciation on forward foreign currency exchange contracts	$336,676

Derivative transactions are measured in terms of the notional amount. The following table presents, for the International Fund, the number of transactions and weighted average notional amounts, which is indicative of the volume of derivative activity, for the year ended December 31, 2012.

Foreign Exchange Contracts
Number of Transactions	Weighted Average Notional Amount
1,804	$1,366,319

(9)	Subsequent Events

Management has evaluated subsequent events relating to the Funds through the date the financial statements were available to be issued, and has concluded there are no such events or transactions requiring financial statement disclosure and/or adjustments to the financial statements.

27	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund(A)
December 31, 2012

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Consumer Discretionary:
2,300	ABERCROMBIE & FITCH CO., CLASS A	$50,218	110,331
1,500	ADVANCE AUTO PARTS, INC.	53,558	108,525
6,150	AMAZON.COM, INC.(b)	274,722	1,544,511
1,600	AMC NETWORKS, INC., CLASS A(b)	25,785	79,200
3,300	AMERICAN EAGLE OUTFITTERS, INC.	33,099	67,683
1,600	AUTOLIV, INC.(c)	44,874	107,824
500	AUTOZONE, INC.(b)	32,038	177,215
23,295	BED BATH & BEYOND, INC.(b)	1,200,112	1,302,424
1,400	BIG LOTS, INC.(b)	15,477	39,844
2,200	BORGWARNER, INC.(b)	51,799	157,564
750	BRINKER INTERNATIONAL, INC.	10,084	23,243
1,700	CABLEVISION SYSTEMS CORP. (NEW
	YORK GROUP), CLASS A	15,956	25,398
4,168	CARMAX, INC.(b)	50,984	156,467
5,100	CARNIVAL CORP.	173,794	187,527
6,743	CBS CORP., CLASS B (NON VOTING)	77,837	256,571
600	CHARTER COMMUNICATIONS, INC., CLASS A(b)	30,036	45,744
600	CHICO’S FAS, INC.	5,619	11,076
68,820	CINEMARK HOLDINGS, INC.	1,340,356	1,787,944
18,500	CLEAR CHANNEL OUTDOOR HOLDINGS, INC., CLASS A	72,792	129,870
5,000	COACH, INC.	19,161	277,550
41,100	COMCAST CORP., CLASS A	748,537	1,536,318
4,600	D.R. HORTON, INC.	22,057	90,988
2,300	DARDEN RESTAURANTS, INC.	47,909	103,661
2,400	DEVRY, INC.	44,808	56,952
1,500	DICK’S SPORTING GOODS, INC.	24,802	68,235
14,821	DIRECTV(b)	174,284	743,421
3,200	DISCOVERY COMMUNICATIONS, INC., CLASS A(b)	193,638	203,136
500	DOLLAR GENERAL CORP.(b)	25,005	22,045
6,700	DOLLAR TREE, INC.(b)	61,517	271,752
710	EXPEDIA, INC.	10,883	43,630
500	FAMILY DOLLAR STORES, INC.	12,652	31,705
3,000	FOOT LOCKER, INC.	40,394	96,360
53,863	FORD MOTOR CO.	275,953	697,526
4,600	GAMESTOP CORP., CLASS A	34,643	115,414
5,700	GANNETT CO., INC.	51,200	102,657
4,100	GAP (THE), INC.	58,946	127,264
2,200	GARMIN LTD.(c)	40,557	89,804
4,000	GENERAL MOTORS CO.(b)	85,048	115,320
7,500	GENTEX CORP.	106,860	141,150
3,450	GENUINE PARTS CO.	102,424	219,351
1,900	GOODYEAR TIRE & RUBBER (THE) CO.(b)	26,258	26,239
166,500	H&R BLOCK, INC.	2,380,408	3,091,905
500	HANESBRANDS, INC.(b)	10,750	17,910
6,750	HARLEY-DAVIDSON, INC.	39,547	329,670
4,300	HARMAN INTERNATIONAL INDUSTRIES, INC.	74,798	191,952
400	HASBRO, INC.	10,206	14,360
29,825	HOME DEPOT (THE), INC.	19,452	1,844,676
2,200	INTERNATIONAL GAME TECHNOLOGY	31,196	31,174
15,600	INTERPUBLIC GROUP OF (THE) COS., INC.	40,950	171,912
2,700	J.C. PENNEY CO., INC.	53,244	53,217
1,400	JARDEN CORP.	25,277	72,380
56,458	JOHNSON CONTROLS, INC.	1,545,253	1,733,261
16,469	KOHL’S CORP.	479,722	707,838
4,200	LAMAR ADVERTISING CO., CLASS A(b)	55,664	162,750
5,738	LAS VEGAS SANDS CORP.	163,627	264,866
3,000	LEAR CORP.	128,814	140,520
2,900	LENNAR CORP., CLASS A	38,266	112,143
5,800	LIBERTY GLOBAL, INC., CLASS A(b)	103,484	365,342
88,880	LIBERTY INTERACTIVE CORP., CLASS A(b)	1,551,796	1,749,158
5,032	LIBERTY MEDIA CORP. - LIBERTY CAPITAL, CLASS A(b)	30,073	583,762
790	LIBERTY VENTURES, CLASS A(b)	23,580	53,530
6,190	LIMITED BRANDS, INC.	70,745	291,301
2,000	LKQ CORP.(b)	24,950	42,200
17,400	LOWE’S COS., INC.	483,438	618,048
5,000	MACY’S, INC.	81,374	195,100

(A)Name change effective April 30, 2012. Formerly known as the Clearwater Growth Fund.

See accompanying notes to the financial statements.	28	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2012

Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Discretionary (Cont’d):
66,130	MARKS & SPENCER GROUP PLC ADR(c)(d)	$772,476	823,980
4,969	MARRIOTT INTERNATIONAL, INC., CLASS A	60,013	185,195
75,496	MARRIOTT VACATIONS WORLDWIDE CORP.(b)	1,321,371	3,145,918
4,200	MATTEL, INC.	75,213	153,804
17,302	MCDONALD’S CORP.	470,052	1,526,209
3,600	MCGRAW-HILL (THE) COS., INC.	84,305	196,812
6,600	MGM RESORTS INTERNATIONAL(b)	54,921	76,824
600	MOHAWK INDUSTRIES, INC.(b)	26,796	54,282
1,400	MORNINGSTAR, INC.	57,577	87,962
800	NETFLIX, INC.(b)	47,728	74,224
2,200	NEWELL RUBBERMAID, INC.	26,950	48,994
28,700	NEWS CORP., CLASS A	308,077	732,998
12,000	NIKE, INC., CLASS B	283,152	619,200
4,300	NORDSTROM, INC.	45,232	230,050
100	NVR, INC.(b)	51,542	92,000
2,195	OMNICOM GROUP, INC.	52,802	109,662
2,300	O’REILLY AUTOMOTIVE, INC.(b)	69,868	205,666
1,500	PANERA BREAD CO., CLASS A(b)	69,668	238,245
2,600	PETSMART, INC.	55,966	177,684
600	PRICELINE.COM, INC.(b)	55,053	372,720
14,100	PULTEGROUP, INC.(b)	58,797	256,056
700	PVH CORP.	26,253	77,707
1,500	RALPH LAUREN CORP.	31,320	224,880
3,000	REGAL ENTERTAINMENT GROUP, CLASS A	29,065	41,850
4,600	ROSS STORES, INC.	36,395	249,090
21,031	ROYAL CARIBBEAN CRUISES LTD.	610,836	715,054
600	SCRIPPS NETWORKS INTERACTIVE, INC., CLASS A	21,337	34,752
600	SEARS HOLDINGS CORP.(b)	24,822	24,816
10,400	SERVICE CORP. INTERNATIONAL	74,152	143,624
2,600	SIGNET JEWELERS LTD.(c)	52,469	138,840
38,500	SIRIUS XM RADIO, INC.	106,710	111,265
14,250	STARBUCKS CORP.	182,045	764,085
710	STARWOOD HOTELS & RESORTS
	WORLDWIDE, INC.	14,193	40,726
12,200	TARGET CORP.	353,659	721,874
1,000	TEMPUR-PEDIC INTERNATIONAL, INC.(b)	31,500	31,490
900	TESLA MOTORS, INC.(b)	23,418	30,483
4,500	THOMSON REUTERS CORP.	128,277	130,770
1,900	THOR INDUSTRIES, INC.	22,316	71,117
4,200	TIFFANY & CO.	122,192	240,828
5,979	TIME WARNER CABLE, INC.	194,383	581,099
21,033	TIME WARNER, INC.	476,695	1,006,008
10,094	TJX COS., INC.	86,033	428,490
2,210	TRIPADVISOR, INC.(b)	42,908	92,732
2,800	TRW AUTOMOTIVE HOLDINGS CORP.(b)	87,856	150,108
300	ULTA SALON COSMETICS & FRAGRANCE, INC.	29,379	29,478
2,127	URBAN OUTFITTERS, INC.(b)	37,857	83,719
1,700	VF CORP.	87,065	256,649
43,792	VIACOM, INC., CLASS B	1,892,513	2,309,590
4,000	VIRGIN MEDIA, INC.	55,548	147,000
800	VISTEON CORP.(b)	33,968	43,056
29,960	WALT DISNEY (THE) CO.	587,935	1,491,708
2,300	WHIRLPOOL CORP.	98,184	234,025
66,031	WMS INDUSTRIES, INC.(b)	1,237,799	1,155,543
5,475	WYNDHAM WORLDWIDE CORP.	24,500	291,325
1,600	WYNN RESORTS LTD.	32,322	179,984
9,016	YUM! BRANDS, INC.	78,831	598,662
		24,255,584	46,619,326	11.80%
Consumer Staples:
30,800	ALTRIA GROUP, INC.	160,507	967,736
52,016	ARCHER-DANIELS-MIDLAND CO.	1,434,097	1,424,718
4,300	BEAM, INC.	115,443	262,687
2,916	BROWN-FORMAN CORP., CLASS B	57,343	184,437
23,505	BUNGE LTD.	1,518,601	1,708,578
4,000	CHURCH & DWIGHT CO., INC.	100,310	214,280
3,000	CLOROX (THE) CO.	154,515	219,660
67,781	COCA-COLA (THE) CO.	1,113,200	2,457,061
2,300	COCA-COLA ENTERPRISES, INC.	39,664	72,979

See accompanying notes to the financial statements.	29	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2012

Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Staples (Cont’d):
8,490	COLGATE-PALMOLIVE CO.	$539,355	887,545
3,700	CONAGRA FOODS, INC.	85,654	109,150
4,600	CONSTELLATION BRANDS, INC., CLASS A(b)	63,227	162,794
7,800	COSTCO WHOLESALE CORP.	237,671	770,406
29,656	CVS CAREMARK CORP.	840,220	1,433,868
16,185	DIAGEO PLC ADR(c)(d)	1,214,077	1,886,847
6,000	DR PEPPER SNAPPLE GROUP, INC.	125,060	265,080
397	ENERGIZER HOLDINGS, INC.	20,533	31,752
3,734	ESTEE LAUDER (THE) COS., INC., CLASS A	70,943	223,517
1,800	FLOWERS FOODS, INC.	25,434	41,886
12,400	GENERAL MILLS, INC.	277,056	501,084
5,800	GREEN MOUNTAIN COFFEE ROASTERS, INC.(b)	122,296	239,888
3,900	H.J. HEINZ CO.	146,623	224,952
3,800	HERBALIFE LTD.(c)	52,204	125,172
2,042	HERSHEY (THE) CO.	88,044	147,473
2,400	HORMEL FOODS CORP.	43,206	74,904
1,700	INGREDION, INC.	48,104	109,531
1,600	J.M. SMUCKER (THE) CO.	64,617	137,984
5,250	KIMBERLY-CLARK CORP.	385,435	443,258
19,209	KRAFT FOODS GROUP, INC.	499,883	873,433
13,400	KROGER (THE) CO.	228,089	348,668
1,574	LORILLARD, INC.	57,946	183,639
1,200	MCCORMICK & CO., INC. (NON VOTING)	50,951	76,236
2,200	MEAD JOHNSON NUTRITION CO.	103,422	144,958
1,800	MOLSON COORS BREWING CO., CLASS B	54,437	77,022
29,538	MONDELEZ INTERNATIONAL, INC., CLASS A	371,129	752,333
900	MONSTER BEVERAGE CORP.(b)	15,478	47,592
27,891	PEPSICO, INC.	1,058,802	1,908,581
30,132	PHILIP MORRIS INTERNATIONAL, INC.	261,758	2,520,241
200	POST HOLDINGS, INC.(b)	4,616	6,850
47,360	PROCTER & GAMBLE (THE) CO.	823,796	3,215,270
400	RALCORP HOLDINGS, INC.(b)	25,772	35,860
4,200	REYNOLDS AMERICAN, INC.	79,844	174,006
1,600	SAFEWAY, INC.	28,960	28,944
5,700	SMITHFIELD FOODS, INC.(b)	106,346	122,949
7,900	SYSCO CORP.	121,024	250,114
6,010	TYSON FOODS, INC., CLASS A	53,610	116,594
48,000	UNILEVER N.V. (REGISTERED)(c)	1,454,959	1,838,400
20,150	WALGREEN CO.	231,445	745,752
28,723	WAL-MART STORES, INC.	1,387,001	1,959,770
4,400	WHOLE FOODS MARKET, INC.	116,393	401,852
		16,279,100	31,158,291	7.88%
Energy:
7,542	ALPHA NATURAL RESOURCES, INC.(b)	58,865	73,459
9,446	ANADARKO PETROLEUM CORP.	319,802	701,932
5,300	APACHE CORP.	487,670	416,050
1,700	ATWOOD OCEANICS, INC.(b)	51,221	77,843
800	BAKER HUGHES, INC.	24,230	32,672
69,000	BP PLC ADR(c)(d)	3,074,860	2,873,160
1,600	CABOT OIL & GAS CORP.	69,825	79,584
4,800	CAMERON INTERNATIONAL CORP.(b)	124,988	271,008
128,100	CHESAPEAKE ENERGY CORP.	2,300,610	2,129,022
33,595	CHEVRON CORP.	1,471,891	3,632,963
7,200	COBALT INTERNATIONAL ENERGY, INC.(b)	63,000	176,832
1,700	CONCHO RESOURCES, INC.(b)	49,632	136,952
25,444	CONOCOPHILLIPS	460,670	1,475,498
4,531	CONSOL ENERGY, INC.	118,221	145,445
1,000	CONTINENTAL RESOURCES, INC.(b)	20,765	73,490
37,455	COSAN LTD., CLASS A(c)	519,427	648,346
9,300	DENBURY RESOURCES, INC.(b)	88,950	150,660
59,403	DEVON ENERGY CORP.	3,803,353	3,091,332
3,000	DRESSER-RAND GROUP, INC.(b)	98,595	168,420
23,548	ENSCO PLC, CLASS A(c)	1,163,852	1,395,925
27,570	ENTERPRISE PRODUCTS PARTNERS L.P.	1,184,195	1,380,706
4,800	EOG RESOURCES, INC.	62,765	579,792
4,000	EQT CORP.	132,900	235,920
15,800	EXCO RESOURCES, INC.(b)	115,036	106,966
77,051	EXXON MOBIL CORP.	3,049,270	6,668,764

See accompanying notes to the financial statements.	30	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2012

Shares	Security	Cost	Fair value (a)	Percent of net assets
Energy (Cont’d):
3,900	FMC TECHNOLOGIES, INC.(b)	$97,950	167,037
11,458	HALLIBURTON CO.	167,048	397,478
3,100	HELMERICH & PAYNE, INC.	39,003	173,631
23,395	HESS CORP.	1,249,072	1,238,999
4,000	HOLLYFRONTIER CORP.	52,098	186,200
53,282	KINDER MORGAN, INC.	1,503,289	1,882,453
9,000	KOSMOS ENERGY LTD.(b)(c)	89,726	111,150
51,390	MAGELLAN MIDSTREAM PARTNERS L.P.	1,489,018	2,219,534
44,232	MARATHON OIL CORP.	1,056,702	1,356,153
3,800	MARATHON PETROLEUM CORP.	209,484	239,400
265,363	MCDERMOTT INTERNATIONAL, INC.(b)	3,084,257	2,924,300
2,400	MURPHY OIL CORP.	32,055	142,920
8,722	NATIONAL OILWELL VARCO, INC.	214,854	596,149
4,200	NOBLE ENERGY, INC.	158,332	427,308
32,840	OCCIDENTAL PETROLEUM CORP.	1,471,855	2,515,873
2,500	OCEANEERING INTERNATIONAL, INC.	66,222	134,475
2,500	PATTERSON-UTI ENERGY, INC.	46,600	46,575
4,500	PEABODY ENERGY CORP.	96,557	119,745
13,372	PHILLIPS 66	156,993	710,053
3,200	PIONEER NATURAL RESOURCES CO.	48,507	341,088
5,100	PLAINS EXPLORATION & PRODUCTION CO.(b)	137,712	239,394
58,900	QEP RESOURCES, INC.	2,054,577	1,782,903
1,200	RANGE RESOURCES CORP.	39,654	75,396
12,200	SANDRIDGE ENERGY, INC.(b)	69,540	77,470
21,000	SCHLUMBERGER LTD.	625,961	1,455,090
1,100	SM ENERGY CO.	57,442	57,431
7,200	SOUTHWESTERN ENERGY CO.(b)	107,060	240,552
10,954	SPECTRA ENERGY CORP.	155,906	299,921
1,200	TESORO CORP.	24,660	52,860
29,517	TIDEWATER, INC.	1,446,858	1,318,820
12,110	VALERO ENERGY CORP.	130,822	413,193
2,600	WHITING PETROLEUM CORP.(b)	73,761	112,762
7,200	WILLIAMS (THE) COS., INC.	152,628	235,728
2,400	WPX ENERGY, INC.(b)	34,284	35,712
		35,355,080	49,050,494	12.41%
Financials:
6,000	ACE LTD.(c)	317,873	478,800
1,100	AFFILIATED MANAGERS GROUP, INC.(b)	73,654	143,165
9,850	AFLAC, INC.	262,100	523,232
2,100	ALEXANDRIA REAL ESTATE EQUITIES, INC.	111,442	145,572
4,916	ALLEGHANY CORP.(b)	1,400,737	1,648,925
2,700	ALLIED WORLD ASSURANCE CO. HOLDINGS A.G.(c)	86,630	212,760
8,300	ALLSTATE (THE) CORP.	197,623	333,411
500	AMERICAN CAMPUS COMMUNITIES, INC.	23,070	23,065
18,333	AMERICAN EXPRESS CO.	546,904	1,053,781
1,800	AMERICAN FINANCIAL GROUP, INC.	29,745	71,136
94,500	AMERICAN INTERNATIONAL GROUP, INC.(b)	2,587,871	3,335,850
22,580	AMERICAN INTERNATIONAL GROUP, INC.
	- (FRACTIONAL SHARES)(b)	-	-
4,850	AMERICAN TOWER CORP.	264,465	374,760
5,191	AMERIPRISE FINANCIAL, INC.	160,907	325,112
17,300	ANNALY CAPITAL MANAGEMENT, INC.	254,587	242,892
4,748	AON PLC(c)	110,582	263,989
3,628	APARTMENT INVESTMENT & MANAGEMENT CO., CLASS A	39,421	98,174
4,800	ARCH CAPITAL GROUP LTD.(b)(c)	101,982	211,296
1,600	ARTHUR J. GALLAGHER & CO.	34,040	55,440
2,500	ASSURANT, INC.	60,538	86,750
2,000	ASSURED GUARANTY LTD.(c)	24,580	28,460
1,834	AVALONBAY COMMUNITIES, INC.	180,298	248,672
900	AXIS CAPITAL HOLDINGS LTD.(c)	23,391	31,176
396,800	BANK OF AMERICA CORP.	4,020,451	4,602,880
67,129	BANK OF NEW YORK MELLON (THE) CORP.	1,543,076	1,725,215
40,258	BB&T CORP.	965,162	1,171,910
28,300	BERKSHIRE HATHAWAY, INC., CLASS B(b)	2,323,632	2,538,510
2,500	BIOMED REALTY TRUST, INC.	44,395	48,325
1,400	BLACKROCK, INC.	257,653	289,394
3,388	BOSTON PROPERTIES, INC.	171,468	358,484
2,800	BRANDYWINE REALTY TRUST	31,804	34,132

See accompanying notes to the financial statements.	31	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2012

Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont’d):
1,600	BRE PROPERTIES, INC.	$50,588	81,328
900	CAMDEN PROPERTY TRUST	24,065	61,389
39,881	CAPITAL ONE FINANCIAL CORP.	1,810,019	2,310,306
16,000	CAPITALSOURCE, INC.	78,410	121,280
5,300	CBL & ASSOCIATES PROPERTIES, INC.	96,937	112,413
1,300	CBRE GROUP, INC., CLASS A(b)	25,883	25,870
21,400	CHARLES SCHWAB (THE) CORP.	186,608	307,304
17,700	CHIMERA INVESTMENT CORP.	37,226	46,197
2,700	CHUBB (THE) CORP.	86,607	203,364
2,800	CIT GROUP, INC.(b)	100,145	108,192
47,081	CITIGROUP, INC.	1,682,425	1,862,524
2,000	CITY NATIONAL CORP.	75,538	99,040
2,565	CME GROUP, INC.	94,814	130,071
1,100	CNA FINANCIAL CORP.	25,102	30,811
4,800	CORPORATE OFFICE PROPERTIES TRUST	107,522	119,904
2,216	CULLEN/FROST BANKERS, INC.	122,545	120,262
8,500	DDR CORP.	117,951	133,110
1,900	DIGITAL REALTY TRUST, INC.	117,405	128,991
16,287	DISCOVER FINANCIAL SERVICES	233,079	627,864
5,200	DOUGLAS EMMETT, INC.	61,495	121,160
6,000	E*TRADE FINANCIAL CORP.(b)	48,576	53,700
31,128	ENDURANCE SPECIALTY HOLDINGS LTD.(c)	1,204,451	1,235,470
400	EQUITY LIFESTYLE PROPERTIES, INC.	26,920	26,916
5,416	EQUITY RESIDENTIAL	174,162	306,925
100	ESSEX PROPERTY TRUST, INC.	14,666	14,665
900	FEDERAL REALTY INVESTMENT TRUST	48,326	93,618
1,600	FIDELITY NATIONAL FINANCIAL, INC., CLASS A	24,512	37,680
25,300	FIFTH THIRD BANCORP	220,963	384,307
400	FIRST CITIZENS BANCSHARES, INC., CLASS A	57,523	65,400
30,500	FIRST HORIZON NATIONAL CORP.	193,065	302,255
95,534	FIRST HORIZON NATIONAL CORP.
	- (FRACTIONAL SHARES)(b)	-	-
67,197	FIRST INTERSTATE BANCSYSTEM, INC.	977,732	1,036,850
15,200	FIRST NIAGARA FINANCIAL GROUP, INC.	120,688	120,536
35,690	FIRST REPUBLIC BANK	1,032,094	1,169,918
3,359	FRANKLIN RESOURCES, INC.	189,834	422,226
1,800	GENERAL GROWTH PROPERTIES, INC.	30,582	35,730
7,700	GENWORTH FINANCIAL, INC., CLASS A(b)	31,801	57,827
83,600	GETTY REALTY CORP.	1,283,016	1,509,816
8,700	GOLDMAN SACHS GROUP (THE), INC.	742,546	1,109,772
3,500	GREENHILL & CO., INC.	106,120	181,965
3,700	HARTFORD FINANCIAL SERVICES GROUP, INC.	62,228	83,028
1,600	HATTERAS FINANCIAL CORP.	39,712	39,696
1,000	HCC INSURANCE HOLDINGS, INC.	24,155	37,210
7,100	HCP, INC.	104,919	320,778
1,900	HEALTH CARE REIT, INC.	83,301	116,451
2,900	HOSPITALITY PROPERTIES TRUST	49,740	67,918
16,122	HOST HOTELS & RESORTS, INC.	138,445	252,632
678	HOWARD HUGHES (THE) CORP.(b)	20,502	49,508
10,500	HUDSON CITY BANCORP, INC.	65,625	85,365
35,000	HUNTINGTON BANCSHARES, INC.	169,770	223,650
11,400	INVESCO LTD.	176,068	297,426
33,700	JANUS CAPITAL GROUP, INC.	222,792	287,124
700	JONES LANG LASALLE, INC.	39,950	58,758
60,946	JPMORGAN CHASE & CO.	1,566,752	2,679,796
8,900	KEYCORP	55,350	74,938
8,201	KIMCO REALTY CORP.	100,158	158,443
3,752	LEGG MASON, INC.	52,584	96,501
4,700	LEUCADIA NATIONAL CORP.	98,439	111,813
1,100	LIBERTY PROPERTY TRUST	23,946	39,347
1,100	LINCOLN NATIONAL CORP.	22,715	28,490
6,000	LOEWS CORP.	131,444	244,500
2,000	M&T BANK CORP.	145,114	196,940
5,123	MACERICH (THE) CO.	121,389	298,671
200	MARKEL CORP.(b)	67,789	86,684
2,978	MARSH & MCLENNAN COS., INC.	66,024	102,652
1,300	MERCURY GENERAL CORP.	38,018	51,597

See accompanying notes to the financial statements.	32	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2012

Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont’d):
10,900	METLIFE, INC.	$327,220	359,046
3,200	MFA FINANCIAL, INC.	24,800	25,952
2,200	MOODY’S CORP.	77,502	110,704
21,600	MORGAN STANLEY	332,129	412,992
1,800	NASDAQ OMX GROUP (THE), INC.	45,036	45,018
30,810	NATIONSTAR MORTGAGE HOLDINGS, INC.(b)	429,098	954,494
7,649	NEW YORK COMMUNITY BANCORP, INC.	86,776	100,202
2,502	NORTHERN TRUST CORP.	120,110	125,500
4,100	NYSE EURONEXT	129,355	129,314
245,000	OLD REPUBLIC INTERNATIONAL CORP.	2,422,210	2,609,250
2,200	PARTNERRE LTD.(c)	119,028	177,078
4,385	PLUM CREEK TIMBER CO., INC.	105,969	194,562
23,002	PNC FINANCIAL SERVICES GROUP, INC.	1,129,077	1,341,247
1,600	POPULAR, INC.(b)(c)	33,280	33,264
6,100	PRINCIPAL FINANCIAL GROUP, INC.	140,614	173,972
6,048	PROGRESSIVE (THE) CORP.	80,691	127,613
10,169	PROLOGIS, INC.	257,893	371,067
2,200	PROTECTIVE LIFE CORP.	24,849	62,876
8,500	PRUDENTIAL FINANCIAL, INC.	257,378	453,305
2,261	PUBLIC STORAGE	235,329	327,755
20,062	RAYMOND JAMES FINANCIAL, INC.	621,448	772,989
6,972	RAYONIER, INC.	104,763	361,359
2,700	REALTY INCOME CORP.	62,340	108,567
3,900	REGENCY CENTERS CORP.	91,178	183,768
9,099	REGIONS FINANCIAL CORP.	36,947	64,785
2,900	RENAISSANCERE HOLDINGS LTD.(c)	136,230	235,654
9,800	RETAIL PROPERTIES OF AMERICA, INC., CLASS A	90,439	117,306
7,500	SEI INVESTMENTS CO.	108,537	175,050
2,900	SENIOR HOUSING PROPERTIES TRUST	57,884	68,556
4,195	SIMON PROPERTY GROUP, INC.	250,319	663,187
1,900	SL GREEN REALTY CORP.	58,204	145,635
12,600	SLM CORP.	134,787	215,838
4,400	ST. JOE (THE) CO.(b)	69,320	101,552
6,000	STATE STREET CORP.	262,103	282,060
6,634	SUNTRUST BANKS, INC.	92,816	188,074
79,260	SYMETRA FINANCIAL CORP.	929,924	1,028,795
25,600	SYNOVUS FINANCIAL CORP.(b)	48,740	62,720
6,349	T. ROWE PRICE GROUP, INC.	125,884	413,510
2,100	TAUBMAN CENTERS, INC.	60,146	165,312
12,000	TCF FINANCIAL CORP.	111,496	145,800
2,600	TFS FINANCIAL CORP.(b)	25,038	25,012
5,100	TORCHMARK CORP.	138,962	263,517
10,688	TRAVELERS (THE) COS., INC.	378,568	767,612
17,785	U.S. BANCORP	322,544	568,053
4,100	UDR, INC.	65,319	97,498
1,600	UNUM GROUP	33,328	33,312
1,100	VALIDUS HOLDINGS LTD.(c)	23,557	38,038
3,200	VALLEY NATIONAL BANCORP	29,792	29,760
3,200	VENTAS, INC.	162,519	207,104
800	VORNADO REALTY TRUST	39,944	64,064
1,106	W.R. BERKLEY CORP.	29,276	41,740
2,900	WADDELL & REED FINANCIAL, INC., CLASS A	75,337	100,978
1,800	WASHINGTON FEDERAL, INC.	23,535	30,366
2,100	WEINGARTEN REALTY INVESTORS	30,002	56,217
81,645	WELLS FARGO & CO.	1,092,068	2,790,626
262	WHITE MOUNTAINS INSURANCE GROUP LTD.	136,992	134,930
15,441	WILLIS GROUP HOLDINGS PLC(c)	563,070	517,737
4,900	XL GROUP PLC(c)	95,648	122,794
3,000	ZIONS BANCORPORATION	56,955	64,200
		44,753,254	61,301,426	15.51%
Health Care:
12,835	ABBOTT LABORATORIES	439,131	840,692
8,103	AETNA, INC.	108,542	375,169
5,600	AGILENT TECHNOLOGIES, INC.	221,244	229,264
4,200	ALERE, INC.(b)	77,812	77,700
3,000	ALEXION PHARMACEUTICALS, INC.(b)	58,088	281,430
5,507	ALLERGAN, INC.	201,259	505,157
7,200	AMERISOURCEBERGEN CORP.	115,968	310,896

See accompanying notes to the financial statements.	33	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2012

Shares	Security	Cost	Fair value (a)	Percent of net assets
Health Care (Cont’d):
16,000	AMGEN, INC.	$64,848	1,381,120
7,500	BAXTER INTERNATIONAL, INC.	433,958	499,950
18,945	BAYER A.G. ADR(c)(d)	1,332,790	1,817,204
1,700	BECTON, DICKINSON AND CO.	76,290	132,923
5,750	BIOGEN IDEC, INC.(b)	72,723	843,353
500	BIOMARIN PHARMACEUTICAL, INC.(b)	24,660	24,625
264,291	BOSTON SCIENTIFIC CORP.(b)	1,661,326	1,514,387
26,100	BRISTOL-MYERS SQUIBB CO.	680,925	850,599
1,200	C.R. BARD, INC.	72,420	117,288
1,000	CARDINAL HEALTH, INC.	26,001	41,180
78,000	CAREFUSION CORP.(b)	1,937,401	2,229,240
1,900	CATAMARAN CORP.(b)	73,474	89,509
6,736	CELGENE CORP.(b)	170,860	530,258
1,800	CERNER CORP.(b)	40,604	139,752
5,700	CIGNA CORP.	89,680	304,722
3,400	COMMUNITY HEALTH SYSTEMS, INC.	58,650	104,516
19,151	COVIDIEN PLC(c)	877,071	1,105,779
1,425	DAVITA HEALTHCARE PARTNERS, INC.(b)	21,812	157,505
3,700	DENTSPLY INTERNATIONAL, INC.	102,582	146,557
3,800	EDWARDS LIFESCIENCES CORP.(b)	118,152	342,646
14,900	ELI LILLY & CO.	587,030	734,868
4,200	ENDO HEALTH SOLUTIONS, INC.(b)	110,376	110,334
17,002	EXPRESS SCRIPTS HOLDING CO.(b)	255,105	918,108
4,300	FOREST LABORATORIES, INC.(b)	149,131	151,876
14,260	GILEAD SCIENCES, INC.(b)	231,726	1,047,397
6,900	HEALTH MANAGEMENT ASSOCIATES, INC., CLASS A(b)	44,746	64,308
1,300	HEALTH NET, INC.(b)	31,603	31,590
68,310	HEALTHSOUTH CORP.(b)	1,240,167	1,442,024
1,900	HENRY SCHEIN, INC.(b)	86,166	152,874
85,193	HOLOGIC, INC.(b)	1,517,449	1,706,416
33,321	HOSPIRA, INC.(b)	1,134,557	1,040,948
3,900	HUMANA, INC.	39,107	267,657
1,400	IDEXX LABORATORIES, INC.(b)	60,410	129,920
2,300	ILLUMINA, INC.(b)	98,233	127,857
600	INTUITIVE SURGICAL, INC.(b)	312,638	294,222
70,808	JOHNSON & JOHNSON	3,357,911	4,963,641
800	LABORATORY CORP. OF AMERICA HOLDINGS(b)	18,788	69,296
1,873	LIFE TECHNOLOGIES CORP.(b)	59,724	91,927
5,700	MCKESSON CORP.	202,596	552,672
16,900	MEDTRONIC, INC.	617,995	693,238
49,378	MERCK & CO., INC.	1,179,137	2,021,535
1,321	METTLER-TOLEDO INTERNATIONAL, INC.(b)	91,350	255,349
4,600	MYLAN, INC.(b)	85,192	126,408
21,945	NOVARTIS A.G. ADR(c)(d)	1,287,171	1,389,118
300	ONYX PHARMACEUTICALS, INC.(b)	22,644	22,659
1,600	PATTERSON COS., INC.	29,864	54,768
3,400	PERKINELMER, INC.	53,706	107,916
2,900	PERRIGO CO.	109,545	301,687
166,918	PFIZER, INC.	1,535,470	4,186,303
3,900	QIAGEN N.V.(b)(c)	70,824	70,785
22,139	QUEST DIAGNOSTICS, INC.	1,178,739	1,290,040
1,000	REGENERON PHARMACEUTICALS, INC.(b)	155,108	171,070
4,000	RESMED, INC.	81,990	166,280
600	SALIX PHARMACEUTICALS LTD.(b)	24,294	24,288
900	SIRONA DENTAL SYSTEMS, INC.(b)	38,745	58,014
4,539	ST. JUDE MEDICAL, INC.	114,088	164,040
4,700	STRYKER CORP.	18,139	257,654
22,645	TELEFLEX, INC.	1,222,836	1,614,815
7,500	THERMO FISHER SCIENTIFIC, INC.	162,174	478,350
400	UNITED THERAPEUTICS CORP.(b)	21,372	21,368
17,202	UNITEDHEALTH GROUP, INC.	273,316	933,037
2,036	UNIVERSAL HEALTH SERVICES, INC., CLASS B	38,822	98,441
29,760	VALEANT PHARMACEUTICALS INTERNATIONAL, INC.(b)(c)	878,700	1,778,755
5,000	VARIAN MEDICAL SYSTEMS, INC.(b)	184,300	351,200
3,000	VERTEX PHARMACEUTICALS, INC.(b)	74,805	125,820
2,600	WATERS CORP.(b)	60,997	226,512
3,175	WATSON PHARMACEUTICALS, INC.(b)	79,361	273,050
9,249	WELLPOINT, INC.	325,438	563,449

See accompanying notes to the financial statements.	34	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2012

Shares	Security	Cost	Fair value (a)	Percent of net assets
Health Care (Cont’d):
22,238	ZIMMER HOLDINGS, INC.	$1,270,712	1,482,385
		29,982,568	48,199,690	12.19%
Industrials:
10,187	3M CO.	683,400	945,863
948	ACCO BRANDS CORP.(b)	3,315	6,958
5,250	ADT (THE) CORP.	124,100	244,072
17,672	AGCO CORP.(b)	679,766	868,049
75,330	AIR LEASE CORP.(b)	1,868,329	1,619,595
500	ALLIANT TECHSYSTEMS, INC.	24,985	30,980
5,175	AMETEK, INC.	73,220	194,425
1,700	B/E AEROSPACE, INC.(b)	47,626	83,980
2,700	BABCOCK & WILCOX (THE) CO.	35,478	70,740
29,760	BOEING (THE) CO.	1,404,260	2,242,714
2,200	CARLISLE COS., INC.	45,116	129,272
11,004	CATERPILLAR, INC.	295,368	985,738
2,500	CHICAGO BRIDGE & IRON CO. N.V.(c)	50,995	115,875
400	CLEAN HARBORS, INC.(b)	22,008	22,004
2,027	CON-WAY, INC.	44,529	56,391
800	COPA HOLDINGS S.A., CLASS A(c)	32,618	79,560
2,600	CORRECTIONS CORP. OF AMERICA	49,022	92,222
3,948	CRANE CO.	66,572	182,713
27,900	CSX CORP.	97,923	550,467
3,700	CUMMINS, INC.	50,756	400,895
11,163	DANAHER CORP.	255,642	624,012
7,300	DEERE & CO.	199,160	630,866
8,200	DELTA AIR LINES, INC.(b)	75,182	97,334
2,160	DONALDSON CO., INC.	61,867	70,934
3,325	DOVER CORP.	122,574	218,486
5,469	DUN & BRADSTREET (THE) CORP.	301,952	430,137
8,384	EATON CORP. PLC(c)	157,701	454,413
31,183	EMCOR GROUP, INC.	892,612	1,079,244
15,500	EMERSON ELECTRIC CO.	422,332	820,880
200	ENGILITY HOLDINGS, INC.(b)	2,327	3,852
195,600	EXELIS, INC.	2,224,286	2,204,412
1,700	EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.	56,747	67,235
3,200	FASTENAL CO.	105,341	149,408
6,653	FEDEX CORP.	130,734	610,213
100	FLOWSERVE CORP.	14,470	14,680
1,950	FLUOR CORP.	26,013	114,543
4,300	FORTUNE BRANDS HOME & SECURITY, INC.(b)	33,889	125,646
1,400	GATX CORP.	24,276	60,620
2,500	GENERAL CABLE CORP.(b)	60,825	76,025
3,600	GENERAL DYNAMICS CORP.	239,388	249,372
322,900	GENERAL ELECTRIC CO.	5,108,160	6,777,671
2,800	GRAFTECH INTERNATIONAL LTD.(b)	26,320	26,292
1,600	HARSCO CORP.	28,236	37,600
6,600	HERTZ GLOBAL HOLDINGS, INC.(b)	37,676	107,382
11,088	HONEYWELL INTERNATIONAL, INC.	399,163	703,755
1,200	HUBBELL, INC., CLASS B	43,310	101,556
610	HUNTINGTON INGALLS INDUSTRIES, INC.	14,978	26,437
2,500	IDEX CORP.	58,238	116,325
700	IHS, INC., CLASS A(b)	30,838	67,200
5,624	ILLINOIS TOOL WORKS, INC.	205,252	341,995
3,700	INGERSOLL-RAND PLC(b)(c)	153,006	177,452
1,524	IRON MOUNTAIN, INC.	35,583	47,320
28,800	ITT CORP.	517,715	675,648
2,100	J.B. HUNT TRANSPORT SERVICES, INC.	40,530	125,391
2,068	JACOBS ENGINEERING GROUP, INC.(b)	46,598	88,035
2,438	JOY GLOBAL, INC.	118,055	155,496
2,900	KANSAS CITY SOUTHERN	46,328	242,092
2,800	KBR, INC.	55,655	83,776
400	KIRBY CORP.(b)	24,760	24,756
1,100	L-3 COMMUNICATIONS HOLDINGS, INC.	49,763	84,282
1,200	LANDSTAR SYSTEM, INC.	38,351	62,952
900	LENNOX INTERNATIONAL, INC.	26,811	47,268
1,400	LINCOLN ELECTRIC HOLDINGS, INC.	28,970	68,152
3,900	LOCKHEED MARTIN CORP.	194,786	359,931
4,800	MANITOWOC (THE) CO., INC.	47,568	75,264

See accompanying notes to the financial statements.	35	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2012

Shares	Security	Cost	Fair value (a)	Percent of net assets
Industrials (Cont’d):
32,238	MANPOWER, INC.	$1,224,672	1,368,181
13,200	MASCO CORP.	97,548	219,912
50,407	MASTEC, INC.(b)	815,426	1,256,647
2,200	NAVISTAR INTERNATIONAL CORP.(b)	47,586	47,894
2,000	NIELSEN HOLDINGS N.V.(b)	61,200	61,180
700	NORDSON CORP.	29,470	44,184
4,760	NORFOLK SOUTHERN CORP.	99,373	294,358
3,660	NORTHROP GRUMMAN CORP.	139,878	247,343
6,300	OSHKOSH CORP.(b)	109,053	186,795
1,100	OWENS CORNING(b)	22,578	40,689
8,389	PACCAR, INC.	91,278	379,267
2,200	PALL CORP.	55,214	132,572
2,850	PARKER HANNIFIN CORP.	123,853	242,421
2,519	PENTAIR LTD. (REGISTERED)(c)	73,408	123,809
2,200	PRECISION CASTPARTS CORP.	145,807	416,724
4,100	QUANTA SERVICES, INC.(b)	52,131	111,889
2,800	R.R. DONNELLEY & SONS CO.	25,228	25,200
5,700	RAYTHEON CO.	160,192	328,092
5,250	ROCKWELL AUTOMATION, INC.	73,987	440,948
5,214	ROCKWELL COLLINS, INC.	154,727	303,298
600	ROPER INDUSTRIES, INC.	52,897	66,888
23,795	RYDER SYSTEM, INC.	903,248	1,188,084
700	SNAP-ON, INC.	17,991	55,293
161,420	SOUTHWEST AIRLINES CO.	1,371,355	1,652,941
66,640	SPIRIT AEROSYSTEMS HOLDINGS, INC., CLASS A(b)	1,527,185	1,130,881
300	SPX CORP.	11,766	21,045
2,557	STANLEY BLACK & DECKER, INC.	72,047	189,141
2,000	STERICYCLE, INC.(b)	95,284	186,540
1,700	TEREX CORP.(b)	31,637	47,787
2,000	TEXTRON, INC.	49,440	49,580
1,000	TOWERS WATSON & CO., CLASS A	56,220	56,210
200	TRANSDIGM GROUP, INC.	26,368	27,272
10,500	TYCO INTERNATIONAL LTD.(c)	190,755	307,125
7,600	UNION PACIFIC CORP.	219,426	955,472
4,828	UNITED CONTINENTAL HOLDINGS, INC.(b)	104,937	112,879
10,340	UNITED PARCEL SERVICE, INC., CLASS B	612,760	762,368
16,850	UNITED TECHNOLOGIES CORP.	637,288	1,381,868
31,907	UNIVERSAL FOREST PRODUCTS, INC.	1,135,287	1,213,742
36,163	URS CORP.	1,491,181	1,419,759
2,000	USG CORP.(b)	12,350	56,140
2,200	UTI WORLDWIDE, INC.	25,509	29,480
500	VERISK ANALYTICS, INC., CLASS A(b)	25,120	25,500
1,700	W.W. GRAINGER, INC.	74,317	344,029
1,966	WABCO HOLDINGS, INC.(b)	30,197	128,164
700	WABTEC CORP.	25,602	61,278
1,650	WASTE CONNECTIONS, INC.	29,914	55,754
8,650	WASTE MANAGEMENT, INC.	135,675	291,851
57,600	XYLEM, INC.	1,826,023	1,560,960
		32,877,742	47,298,287	11.97%
Information Technology:
9,300	ACCENTURE PLC, CLASS A(c)	455,515	618,450
5,600	ACTIVISION BLIZZARD, INC.	9,966	59,472
6,824	ADOBE SYSTEMS, INC.(b)	101,869	257,128
3,300	AKAMAI TECHNOLOGIES, INC.(b)	45,920	135,003
1,600	ALLIANCE DATA SYSTEMS CORP.(b)	75,650	231,616
5,000	ALTERA CORP.	94,155	172,200
800	AMDOCS LTD.	27,960	27,192
1,200	AMPHENOL CORP., CLASS A	76,532	77,640
8,600	ANALOG DEVICES, INC.	120,368	361,716
1,300	ANSYS, INC.(b)	34,888	87,542
7,800	AOL, INC.	103,038	230,958
15,400	APPLE, INC.	725,558	8,208,662
12,100	APPLIED MATERIALS, INC.	130,014	138,424
700	ARROW ELECTRONICS, INC.(b)	18,814	26,656
139,250	ATMEL CORP.(b)	1,236,223	912,088
62,211	ATMI, INC.(b)	1,210,179	1,298,966
3,186	AUTODESK, INC.(b)	84,239	112,625

See accompanying notes to the financial statements.	36	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2012

Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont’d):
6,366	AUTOMATIC DATA PROCESSING, INC.	$266,423	362,926
700	AVAGO TECHNOLOGIES LTD.(c)	24,577	22,162
53,807	AVNET, INC.(b)	1,738,897	1,647,032
2,300	AVX CORP.	24,817	24,794
66,726	BENCHMARK ELECTRONICS, INC.(b)	1,111,756	1,108,986
4,550	BMC SOFTWARE, INC.(b)	89,322	180,453
9,791	BROADCOM CORP., CLASS A	155,428	325,159
2,180	BROADRIDGE FINANCIAL SOLUTIONS, INC.	33,318	49,878
5,300	CA, INC.	122,856	116,494
4,200	CADENCE DESIGN SYSTEMS, INC.(b)	24,003	56,742
168,828	CISCO SYSTEMS, INC.	1,400,676	3,317,470
4,234	CITRIX SYSTEMS, INC.(b)	47,866	278,386
6,300	COGNIZANT TECHNOLOGY SOLUTIONS CORP., CLASS A(b)	95,624	466,515
132,230	COMPUWARE CORP.(b)	1,249,466	1,437,340
400	CONCUR TECHNOLOGIES, INC.(b)	27,272	27,008
6,700	CORELOGIC, INC.(b)	76,313	180,364
15,600	CORNING, INC.	85,176	196,872
2,700	CYPRESS SEMICONDUCTOR CORP.	6,825	29,268
2,000	DOLBY LABORATORIES, INC., CLASS A	43,420	58,660
17,900	EBAY, INC.(b)	490,391	913,258
2,140	ECHOSTAR CORP., CLASS A(b)	36,471	73,231
2,000	ELECTRONIC ARTS, INC.(b)	24,020	29,060
34,310	EMC CORP.(b)	233,560	868,043
900	EQUINIX, INC.(b)	69,754	185,580
1,300	F5 NETWORKS, INC.(b)	30,062	126,295
6,600	FACEBOOK, INC., CLASS A(b)	149,724	175,758
7,802	FIDELITY NATIONAL INFORMATION SERVICES, INC.	135,427	271,588
3,950	FISERV, INC.(b)	108,063	312,168
3,100	FREESCALE SEMICONDUCTOR LTD.(b)	34,162	34,131
2,800	FUSION-IO, INC.(b)	64,232	64,204
1,000	GLOBAL PAYMENTS, INC.	33,115	45,300
6,676	GOOGLE, INC., CLASS A(b)	2,845,214	4,735,754
2,800	HARRIS CORP.	37,337	137,088
5,200	INGRAM MICRO, INC., CLASS A(b)	68,614	87,984
143,381	INTEL CORP.	1,271,976	2,957,950
500	INTERACTIVECORP	23,355	23,650
18,146	INTERNATIONAL BUSINESS MACHINES CORP.	1,486,075	3,475,866
5,000	INTUIT, INC.	103,285	297,500
1,900	ITRON, INC.(b)	65,968	84,645
900	JABIL CIRCUIT, INC.(b)	14,428	17,361
8,567	JUNIPER NETWORKS, INC.(b)	147,336	168,513
2,600	KLA-TENCOR CORP.	86,094	124,176
4,800	LAM RESEARCH CORP.(b)	123,706	173,424
3,700	LENDER PROCESSING SERVICES, INC.	55,722	91,094
2,000	LEXMARK INTERNATIONAL, INC., CLASS A	30,530	46,380
5,400	LINEAR TECHNOLOGY CORP.	119,475	185,220
400	LINKEDIN CORP., CLASS A(b)	25,488	45,928
23,700	LSI CORP.(b)	99,658	167,796
14,800	MARVELL TECHNOLOGY GROUP LTD.(c)	94,528	107,448
1,700	MASTERCARD, INC., CLASS A	182,282	835,176
4,400	MAXIM INTEGRATED PRODUCTS, INC.	76,114	129,360
4,200	MICROCHIP TECHNOLOGY, INC.(b)	61,036	136,878
15,300	MICRON TECHNOLOGY, INC.(b)	68,620	97,155
1,000	MICROS SYSTEMS, INC.(b)	26,215	42,440
125,550	MICROSOFT CORP.	579,569	3,355,952
56,428	MOTOROLA SOLUTIONS, INC.	2,240,348	3,141,911
4,200	NETAPP, INC.(b)	94,994	140,910
4,800	NEUSTAR, INC., CLASS A(b)	79,848	201,264
4,800	NUANCE COMMUNICATIONS, INC.(b)	63,624	107,136
8,900	NVIDIA CORP.	60,716	109,381
116,392	ORACLE CORP.	1,579,274	3,878,181
3,666	PAYCHEX, INC.	10,315	114,159
27,000	QUALCOMM, INC.	863,196	1,674,540
1,200	RACKSPACE HOSTING, INC.(b)	70,120	89,124
4,200	RED HAT, INC.(b)	61,669	222,432
194,283	RF MICRO DEVICES, INC.(b)	1,057,216	870,388
2,700	RIVERBED TECHNOLOGY, INC.(b)	53,271	53,244
214,000	SAIC, INC.	2,373,546	2,422,480

See accompanying notes to the financial statements.	37	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2012

Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont’d):
2,100	SALESFORCE.COM, INC.(b)	$120,892	353,010
5,300	SANDISK CORP.(b)	51,149	230,868
5,500	SEAGATE TECHNOLOGY PLC(c)	51,728	167,640
400	SOLERA HOLDINGS, INC.	21,484	21,388
15,519	SYMANTEC CORP.(b)	88,098	291,912
1,500	SYNOPSYS, INC.(b)	24,907	47,760
37,645	TE CONNECTIVITY LTD.(c)	1,278,486	1,397,382
4,500	TERADATA CORP.(b)	73,317	278,505
4,400	TERADYNE, INC.(b)	40,150	74,316
17,400	TEXAS INSTRUMENTS, INC.	280,527	538,356
2,500	TRIMBLE NAVIGATION LTD.(b)	38,163	149,450
1,700	VERIFONE SYSTEMS, INC.(b)	49,888	50,456
7,900	VISA, INC., CLASS A	603,303	1,197,482
7,800	VISHAY INTERTECHNOLOGY, INC.(b)	48,931	82,914
557	VISHAY PRECISION GROUP, INC.(b)	5,692	7,364
1,500	VMWARE, INC., CLASS A(b)	47,285	141,210
5,900	WESTERN DIGITAL CORP.	91,433	250,691
10,000	WESTERN UNION (THE) CO.	130,105	136,100
500	WORKDAY, INC., CLASS A(b)	27,255	27,250
92,802	XEROX CORP.	630,591	632,910
6,750	XILINX, INC.	47,180	242,325
15,840	YAHOO!, INC.(b)	135,325	315,216
26,400	ZYNGA, INC., CLASS A(b)	62,832	62,568
		32,833,387	63,188,424	15.99%
Materials:
2,875	AIR PRODUCTS & CHEMICALS, INC.	132,510	241,558
400	AIRGAS, INC.	16,882	36,516
1,300	ALBEMARLE CORP.	29,152	80,756
3,600	ALLEGHENY TECHNOLOGIES, INC.	100,332	109,296
800	APTARGROUP, INC.	27,324	38,176
1,600	ASHLAND, INC.	47,358	128,656
197,049	AURICO GOLD, INC.(b)(c)	1,388,397	1,622,430
3,064	BALL CORP.	11,968	137,114
3,000	BEMIS CO., INC.	66,889	100,380
1,100	CELANESE CORP., CLASS A	46,900	48,983
1,100	CF INDUSTRIES HOLDINGS, INC.	97,135	223,476
3,400	CLIFFS NATURAL RESOURCES, INC.	108,332	131,104
500	COMPASS MINERALS INTERNATIONAL, INC.	27,452	37,355
42,780	CROWN HOLDINGS, INC.(b)	1,312,976	1,574,732
700	CYTEC INDUSTRIES, INC.	25,564	48,181
1,000	DOMTAR CORP.(c)	52,480	83,520
17,500	DOW CHEMICAL (THE) CO.	435,169	565,600
14,225	E.I. DU PONT DE NEMOURS & CO.	439,400	639,698
438	EAGLE MATERIALS, INC.	1,727	25,623
3,000	EASTMAN CHEMICAL CO.	58,012	204,150
3,991	ECOLAB, INC.	137,417	286,953
82,496	FREEPORT-MCMORAN COPPER & GOLD, INC.	2,415,523	2,821,363
900	GREIF, INC., CLASS A	27,104	40,050
3,683	INTERNATIONAL FLAVORS & FRAGRANCES, INC.	79,231	245,067
9,431	INTERNATIONAL PAPER CO.	117,152	375,731
1,200	INTREPID POTASH, INC.	25,560	25,548
3,600	LYONDELLBASELL INDUSTRIES N.V., CLASS A(c)	102,587	205,524
700	MARTIN MARIETTA MATERIALS, INC.	27,965	65,996
2,875	MEADWESTVACO CORP.	27,016	91,626
10,115	MONSANTO CO.	47,604	957,385
18,911	MOSAIC (THE) CO.	921,308	1,070,930
82,000	NEWMONT MINING CORP.	3,953,727	3,808,080
5,844	NUCOR CORP.	99,313	252,344
4,750	OWENS-ILLINOIS, INC.(b)	68,062	101,032
2,100	PACKAGING CORP. OF AMERICA	30,902	80,787
3,986	PPG INDUSTRIES, INC.	180,558	539,505
6,450	PRAXAIR, INC.	258,706	705,952
2,200	RELIANCE STEEL & ALUMINUM CO.	61,215	136,620
1,100	ROYAL GOLD, INC.	53,182	89,441
6,500	RPM INTERNATIONAL, INC.	72,503	190,840
53,094	RTI INTERNATIONAL METALS, INC.(b)	1,267,436	1,463,271
118,400	SEALED AIR CORP.	2,332,433	2,073,184
1,585	SHERWIN-WILLIAMS (THE) CO.	72,398	243,805

See accompanying notes to the financial statements.	38	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2012

Shares	Security	Cost	Fair value (a)	Percent of net assets
Materials (Cont’d):
3,600	SONOCO PRODUCTS CO.	$74,519	107,028
3,234	SOUTHERN COPPER CORP.	38,445	122,439
8,700	STEEL DYNAMICS, INC.	95,178	119,451
1,273	SUNCOKE ENERGY, INC.(b)	8,474	19,846
1,600	UNITED STATES STEEL CORP.	30,208	38,192
3,200	VALSPAR CORP.	68,240	199,680
2,100	VULCAN MATERIALS CO.	63,441	109,305
1,800	WALTER ENERGY, INC.	42,609	64,584
		17,225,975	22,728,863	5.75%
Telecommunication Services:
96,590	AT&T, INC.	2,385,728	3,256,049
13,013	CENTURYLINK, INC.	507,915	509,069
8,600	CLEARWIRE CORP., CLASS A(b)	24,940	24,854
4,600	CROWN CASTLE INTERNATIONAL CORP.(b)	194,396	331,936
5,100	LEVEL 3 COMMUNICATIONS, INC.(b)	115,002	117,861
5,400	METROPCS COMMUNICATIONS, INC.(b)	49,902	53,676
11,400	NII HOLDINGS, INC.(b)	83,027	81,282
500	SBA COMMUNICATIONS CORP., CLASS A(b)	34,910	35,510
41,800	SPRINT NEXTEL CORP.(b)	123,442	237,006
5,435	TELEPHONE & DATA SYSTEMS, INC.	109,150	120,331
2,300	TW TELECOM, INC.(b)	58,604	58,581
3,600	UNITED STATES CELLULAR CORP.(b)	126,895	126,864
27,083	VERIZON COMMUNICATIONS, INC.	772,249	1,171,881
23,618	WINDSTREAM CORP.	200,624	195,557
		4,786,784	6,320,457	1.60%
Utilities:
4,500	AGL RESOURCES, INC.	135,198	179,865
1,000	ALLIANT ENERGY CORP.	24,835	43,910
4,000	AMEREN CORP.	114,624	122,880
9,200	AMERICAN ELECTRIC POWER CO., INC.	289,948	392,656
44,610	AMERICAN WATER WORKS CO., INC.	1,158,848	1,656,369
1,388	AQUA AMERICA, INC.	22,973	35,283
8,600	CALPINE CORP.(b)	57,319	155,918
5,800	CENTERPOINT ENERGY, INC.	66,308	111,650
10,200	CMS ENERGY CORP.	144,342	248,676
4,589	CONSOLIDATED EDISON, INC.	184,849	254,873
8,862	DOMINION RESOURCES, INC.	284,452	459,051
2,300	DTE ENERGY CO.	84,036	138,115
10,851	DUKE ENERGY CORP.	395,594	692,294
8,525	EDISON INTERNATIONAL	182,117	385,245
3,064	ENTERGY CORP.	60,101	195,330
17,924	EXELON CORP.	587,983	533,060
4,700	FIRSTENERGY CORP.	189,521	196,272
2,800	GREAT PLAINS ENERGY, INC.	43,498	56,868
3,500	ITC HOLDINGS CORP.	154,844	269,185
1,500	NATIONAL FUEL GAS CO.	38,322	76,035
6,700	NEXTERA ENERGY, INC.	347,944	463,573
6,900	NISOURCE, INC.	111,901	171,741
4,961	NORTHEAST UTILITIES	125,492	193,876
9,384	NRG ENERGY, INC.	149,229	215,731
6,200	NV ENERGY, INC.	76,954	112,468
2,400	OGE ENERGY CORP.	43,344	135,144
2,000	ONEOK, INC.	31,518	85,500
5,900	PG&E CORP.	79,340	237,062
2,400	PINNACLE WEST CAPITAL CORP.	71,637	122,352
9,000	PPL CORP.	245,589	257,670
73,285	QUESTAR CORP.	1,256,836	1,448,111
4,800	SCANA CORP.	166,536	219,072
2,700	SEMPRA ENERGY	124,368	191,538
13,100	SOUTHERN (THE) CO.	339,687	560,811
7,600	TECO ENERGY, INC.	90,842	127,376
3,100	UGI CORP.	51,202	101,401
1,400	WESTAR ENERGY, INC.	25,767	40,068

See accompanying notes to the financial statements.	39	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2012

Shares	Security	Cost	Fair value (a)	Percent of net assets
Utilities (Cont’d):
4,820	WISCONSIN ENERGY CORP.	$46,469	177,617
4,825	XCEL ENERGY, INC.	43,343	128,876
		7,647,710	11,193,522	2.83%
	Sub-total Common Stocks:	245,997,184	387,058,780	97.93%
Rights:
Health Care:
700	SANOFI - CVR(b)(c)	-	1,193
	Sub-total Rights:	-	1,193	0.00%
Short-Term Investments:
26,364,287	NORTHERN INSTITUTIONAL FUNDS -
	U.S. GOVERNMENT SELECT PORTFOLIO, 0.01%(e)	26,364,287	26,364,287
	Sub-total Short-Term Investments:	26,364,287	26,364,287	6.67%
	Grand total(f)	$272,361,471	413,424,260	104.60%

Notes to Schedule of Investments:

(a)	Securities are valued in accordance with procedures described in note 2 to the financial statements.
(b)	Currently non-income producing assets.
(c)

Foreign security values are stated in U.S. dollars. As of December 31, 2012, the value of foreign stocks or depositary receipts of companies based outside of the United States represented 6.39% of net assets.

(d)	Securities are American Depositary Receipts of companies based outside of the United States representing 2.22% of net assets.
(e)

The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2011, the value of the Clearwater Core Equity Fund’s investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was approximately $12,242,109 with net purchases of approximately $14,122,178 during the fiscal year ended December 31, 2012.

(f)

At December 31, 2012, the cost for Federal income tax purposes was $272,612,003. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

Gross unrealized appreciation	$145,619,425
Gross unrealized depreciation	(4,807,168)
Net unrealized appreciation	$140,812,257

At December 31, 2012, the Clearwater Core Equity Fund had one outstanding spot foreign currency transaction as follows:

Contracts To Deliver Currency	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Gains (Losses)	Counterparty
United States Dollar	115,390	Canadian Dollar	114,582	1/3/13	$(205)	Northern Trust

See accompanying notes to the financial statements.	40	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments – Clearwater Core Equity Fund (A)
December 31, 2012

(A)Name change effective April 30, 2012. Formerly known as the Clearwater Growth Fund.

See accompanying notes to the financial statements.	41	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund(A)
December 31, 2012

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Consumer Discretionary:
4,301	1-800-FLOWERS.COM, INC., CLASS A(b)	$13,484	15,785
17,000	AMC NETWORKS, INC., CLASS A(b)	755,419	841,500
1,285	AMERICA’S CAR-MART, INC.(b)	53,253	52,068
44,695	ARCTIC CAT, INC.(b)	1,834,916	1,492,366
43,176	BELO CORP., CLASS A	275,334	331,160
46,473	BLACK DIAMOND, INC.(b)	326,223	381,079
15,791	BRAVO BRIO RESTAURANT GROUP, INC.(b)	252,542	212,073
3,871	CARRIAGE SERVICES, INC.	39,758	45,949
5,578	CEC ENTERTAINMENT, INC.	193,171	185,134
35,144	CENTURY CASINOS, INC.(b)	67,511	99,809
36,465	COOPER TIRE & RUBBER CO.	427,168	924,752
5,355	CORE-MARK HOLDING CO., INC.	214,078	253,559
162,000	DENNY’S CORP.(b)	628,669	790,560
25,039	DGSE COS., INC.(b)	64,315	134,710
8,571	E.W. SCRIPPS (THE) CO., CLASS A(b)	81,564	92,653
105,725	EXPRESS, INC.(b)	1,785,666	1,595,390
17,955	GAIAM, INC., CLASS A(b)	63,279	56,738
38,246	GENESCO, INC.(b)	1,882,208	2,103,530
73,458	GENTHERM, INC.(b)	1,057,002	976,991
264,575	HANCOCK FABRICS, INC.(b)	357,610	126,996
28,500	HANESBRANDS, INC.(b)	652,515	1,020,870
96,605	ICONIX BRAND GROUP, INC.(b)	1,153,286	2,156,224
28,354	JAMBA, INC.(b)	66,399	63,513
21,979	JOE’S JEANS, INC.(b)	25,241	21,979
24,381	KRISPY KREME DOUGHNUTS, INC.(b)	172,692	228,694
21,500	LAMAR ADVERTISING CO., CLASS A(b)	818,073	833,125
22,171	LEAPFROG ENTERPRISES, INC.(b)	178,294	191,336
22,000	MADISON SQUARE GARDEN (THE) CO., CLASS A(b)	408,574	975,700
113,757	MAIDENFORM BRANDS, INC.(b)	2,670,631	2,217,124
30,000	MARRIOTT VACATIONS WORLDWIDE CORP.(b)	688,452	1,250,100
105,550	OUTDOOR CHANNEL HOLDINGS, INC.	669,564	802,180
37,000	PENSKE AUTOMOTIVE GROUP, INC.	723,337	1,113,330
90,667	PIER 1 IMPORTS, INC.	1,071,949	1,813,340
34,674	PINNACLE ENTERTAINMENT, INC.(b)	354,005	548,889
26,375	PREMIER EXHIBITIONS, INC.(b)	74,277	71,476
49,766	QUIKSILVER, INC.(b)	173,647	211,506
9,869	RED ROBIN GOURMET BURGERS, INC.(b)	298,412	348,277
44,394	RENT-A-CENTER, INC.	1,478,133	1,525,378
31,364	ROCKY BRANDS, INC.(b)	263,458	408,359
22,562	RUBY TUESDAY, INC.(b)	155,803	177,337
51,255	RUE21, INC.(b)	1,448,915	1,455,129
25,000	RYLAND GROUP (THE), INC.	712,145	912,500
43,000	SALLY BEAUTY HOLDINGS, INC.(b)	366,257	1,013,510
89,890	SELECT COMFORT CORP.(b)	2,594,577	2,352,421
9,212	SHILOH INDUSTRIES, INC.	97,434	94,884
8,773	STANDARD MOTOR PRODUCTS, INC.	112,643	194,936
41,859	STEINWAY MUSICAL INSTRUMENTS, INC.(b)	998,395	885,318
6,557	SUMMER INFANT, INC.(b)	12,084	11,409
24,162	TANDY LEATHER FACTORY, INC.	115,506	133,374
38,514	TEMPUR-PEDIC INTERNATIONAL, INC.(b)	1,130,686	1,212,806
24,330	TRUE RELIGION APPAREL, INC.	584,002	618,469
15,500	VAIL RESORTS, INC.	580,317	838,395
117,442	WMS INDUSTRIES, INC.(b)	2,267,433	2,055,235
66,326	WOLVERINE WORLD WIDE, INC.	1,994,876	2,718,039
19,000	WYNDHAM WORLDWIDE CORP.	425,309	1,010,990
15,404	ZAGG, INC.(b)	118,439	113,373
		36,028,930	42,312,327	15.01%
Consumer Staples:
10,926	CENTRAL GARDEN AND PET CO.(b)	108,391	109,478
168,210	COTT CORP.(c)	1,371,963	1,350,726
44,819	DARLING INTERNATIONAL, INC.(b)	631,087	718,897
5,325	DIAMOND FOODS, INC.	76,603	72,793
40,500	FLOWERS FOODS, INC.	511,723	942,435
28,000	HILLSHIRE BRANDS CO.	758,043	787,920
67,847	INTER PARFUMS, INC.	1,101,078	1,320,303
55,117	MEDIFAST, INC.(b)	865,881	1,454,538
41,531	OMEGA PROTEIN CORP.(b)	305,229	254,170

(A)Name change effective April 30, 2012. Formerly known as the Clearwater Small Cap Fund.

See accompanying notes to the financial statements.	42	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2012

Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Staples (Cont’d):
24,304	PANTRY (THE), INC.(b)	$337,131	294,807
54,863	S&W SEED CO.(b)	326,739	423,542
9,830	SENECA FOODS CORP., CLASS A(b)	220,734	298,832
40,000	SNYDERS-LANCE, INC.	898,946	964,400
62,841	SPECTRUM BRANDS HOLDINGS, INC.	1,720,974	2,823,446
2,447	USANA HEALTH SCIENCES, INC.(b)	76,311	80,580
		9,310,833	11,896,867	4.22%
Energy:
60,959	BILL BARRETT CORP.(b)	1,613,862	1,084,461
100,683	CARRIZO OIL & GAS, INC.(b)	2,985,799	2,106,288
11,000	DRIL-QUIP, INC.(b)	534,766	803,550
95,916	ENDEAVOUR INTERNATIONAL CORP.(b)	914,963	496,845
46,582	FORBES ENERGY SERVICES LTD.(b)	201,644	117,853
28,000	GULFPORT ENERGY CORP.(b)	816,373	1,070,160
37,500	HELIX ENERGY SOLUTIONS GROUP, INC.(b)	749,112	774,000
290,530	HERCULES OFFSHORE, INC.(b)	1,505,140	1,795,475
31,466	HORNBECK OFFSHORE SERVICES, INC.(b)	1,135,141	1,080,542
129,577	KEY ENERGY SERVICES, INC.(b)	1,771,634	900,560
32,000	OASIS PETROLEUM, INC.(b)	564,228	1,017,600
38,500	SANCHEZ ENERGY CORP.(b)	878,506	693,000
52,404	STEEL EXCEL, INC.(b)	1,515,227	1,307,480
62,003	SUPERIOR ENERGY SERVICES, INC.(b)	1,467,374	1,284,702
		16,653,769	14,532,516	5.15%
Financials:
27,806	AGREE REALTY CORP.	646,070	744,923
8,622	AMERICAN NATIONAL BANKSHARES, INC.	173,025	174,078
3,151	AMERICAN SAFETY INSURANCE HOLDINGS LTD.(b)(c)	67,701	59,617
43,313	AMTRUST FINANCIAL SERVICES, INC.	653,859	1,242,650
27,000	ARTHUR J. GALLAGHER & CO.	562,570	935,550
46,289	ASHFORD HOSPITALITY TRUST, INC.	367,993	486,497
28,085	ASPEN INSURANCE HOLDINGS LTD.(c)	660,670	900,967
50,000	ASSOCIATED BANC-CORP	666,059	656,000
44,186	ASSOCIATED ESTATES REALTY CORP.	666,251	712,278
26,916	BERKSHIRE HILLS BANCORP, INC.	604,733	642,216
10,316	BNC BANCORP	85,554	82,631
34,559	BROOKLINE BANCORP, INC.	291,739	293,752
178,686	CAMPUS CREST COMMUNITIES, INC.	1,928,455	2,190,690
14,964	CAPE BANCORP, INC.	138,595	130,037
65,000	CAPITOL FEDERAL FINANCIAL, INC.	768,473	759,850
70,476	CAPLEASE, INC.(b)	131,850	392,551
35,000	CBOE HOLDINGS, INC.	848,346	1,031,100
937	CENTURY BANCORP, INC., CLASS A	29,070	30,874
63,371	CHESAPEAKE LODGING TRUST	1,001,316	1,323,187
12,836	CLIFTON SAVINGS BANCORP, INC.	142,143	144,662
27,024	COLONY FINANCIAL, INC.	499,505	526,968
11,889	COMMUNITY TRUST BANCORP, INC.	391,600	389,721
47,525	CORPORATE OFFICE PROPERTIES TRUST	1,041,239	1,187,174
11,465	EMC INSURANCE GROUP, INC.	246,331	273,784
16,668	EXCEL TRUST, INC.	195,480	211,184
22,669	FINANCIAL INSTITUTIONS, INC.	389,399	422,324
49,000	FIRST AMERICAN FINANCIAL CORP.	686,144	1,180,410
17,488	FIRST FINANCIAL CORP.	522,556	528,837
31,681	FIRST MERCHANTS CORP.	187,769	470,146
23,979	FIRST PACTRUST BANCORP, INC.	297,524	294,222
133,876	FIRSTMERIT CORP.	1,970,595	1,899,701
50,000	FORESTAR GROUP, INC.(b)	940,728	866,500
15,573	FRANKLIN FINANCIAL CORP.	217,750	258,200
34,264	GETTY REALTY CORP.	556,254	618,808
34,617	GLADSTONE CAPITAL CORP.	265,157	282,475
15,147	GOLUB CAPITAL BDC, INC.	228,484	242,049
9,929	HENNESSY ADVISORS, INC.	29,849	43,588
16,070	HERITAGE FINANCIAL CORP.	201,226	236,068
48,080	HOME FEDERAL BANCORP, INC.	611,641	597,634
16,385	HOME PROPERTIES, INC.	895,936	1,004,564
34,358	HORACE MANN EDUCATORS CORP.	444,663	685,786
5,707	HORIZON BANCORP	68,965	112,143
19,500	IBERIABANK CORP.	928,547	957,840

See accompanying notes to the financial statements.	43	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2012

Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont’d):
120,837	INVESTORS BANCORP, INC.	$1,722,929	2,148,482
35,719	INVESTORS CAPITAL HOLDINGS LTD.(b)	151,806	128,588
48,699	KITE REALTY GROUP TRUST	208,256	272,227
17,620	LAPORTE BANCORP, INC.	154,704	152,061
60,000	MANNING & NAPIER, INC.	754,331	756,000
119,458	MEDICAL PROPERTIES TRUST, INC.	1,177,342	1,428,718
20,536	MEDLEY CAPITAL CORP.	280,561	299,004
10,688	MERIDIAN INTERSTATE BANCORP, INC.(b)	157,730	179,345
6,600	MIDSOUTH BANCORP, INC.	97,614	107,910
37,880	NATIONAL FINANCIAL PARTNERS CORP.(b)	506,854	649,263
46,937	NATIONAL RETAIL PROPERTIES, INC.	761,193	1,464,434
106,755	NGP CAPITAL RESOURCES CO.	829,912	770,771
187,615	NORTHWEST BANCSHARES, INC.	2,023,320	2,277,646
80,162	ORITANI FINANCIAL CORP.	1,019,287	1,228,082
18,917	PACIFIC CONTINENTAL CORP.	173,771	184,062
47,803	PACWEST BANCORP	1,107,968	1,184,558
13,111	PARK STERLING CORP.(b)	80,326	68,571
33,319	PENNANTPARK INVESTMENT CORP.	352,463	366,342
1,075	PEOPLES BANCORP, INC.	21,372	21,962
35,000	PHH CORP.(b)	719,485	796,250
27,246	PLATINUM UNDERWRITERS HOLDINGS LTD.(c)	808,813	1,253,316
30,143	PREFERRED APARTMENT COMMUNITIES, INC., CLASS A	189,537	234,814
74,318	PRIVATEBANCORP, INC.	980,425	1,138,552
24,899	RENASANT CORP.	403,755	476,567
36,717	RETAIL OPPORTUNITY INVESTMENTS CORP.	457,079	472,181
111,663	ROCKVILLE FINANCIAL, INC.	1,176,110	1,440,453
31,990	RYMAN HOSPITALITY PROPERTIES	791,509	1,230,351
38,000	SABRA HEALTH CARE REIT, INC.	674,953	825,360
14,195	SANDY SPRING BANCORP, INC.	254,929	275,667
7,053	SCBT FINANCIAL CORP.	227,109	283,390
26,664	SI FINANCIAL GROUP, INC.	261,875	306,636
26,907	SIMMONS FIRST NATIONAL CORP., CLASS A	673,089	682,362
12,142	SIMPLICITY BANCORP, INC.	133,682	181,523
26,053	SOUTHSIDE BANCSHARES, INC.	528,223	548,676
50,000	SPIRIT REALTY CAPITAL, INC.	803,435	889,000
32,408	STANCORP FINANCIAL GROUP, INC.	1,000,017	1,188,401
21,942	STATE BANK FINANCIAL CORP.	342,312	348,439
25,800	STELLARONE CORP.	341,581	364,812
153,898	SUSQUEHANNA BANCSHARES, INC.	1,126,613	1,612,851
524,797	SYNOVUS FINANCIAL CORP.(b)	1,121,754	1,285,753
2,792	TCP CAPITAL CORP.	40,882	41,154
36,500	TERRITORIAL BANCORP, INC.	585,519	834,025
16,845	THL CREDIT, INC.	230,068	249,138
97,996	UMPQUA HOLDINGS CORP.	1,076,352	1,155,373
17,544	UNIVEST CORP. OF PENNSYLVANIA	290,698	300,002
28,877	URSTADT BIDDLE PROPERTIES, INC., CLASS A	498,068	568,299
52,500	VIEWPOINT FINANCIAL GROUP, INC.	669,191	1,099,350
65,309	WALKER & DUNLOP, INC.(b)	770,605	1,088,048
23,000	WALTER INVESTMENT MANAGEMENT CORP.(b)	305,985	989,460
23,143	WASHINGTON BANKING CO.	319,825	315,208
55,778	WESTFIELD FINANCIAL, INC.	444,906	403,275
25,000	WINTRUST FINANCIAL CORP.	855,525	917,500
		52,937,462	63,708,448	22.60%
Health Care:
95,875	ACCRETIVE HEALTH, INC.(b)	1,146,680	1,108,315
18,346	ADDUS HOMECARE CORP.(b)	111,149	130,624
29,569	ANALOGIC CORP.	2,151,786	2,196,977
14,179	ANGIODYNAMICS, INC.(b)	171,444	155,827
7,856	ARTHROCARE CORP.(b)	210,964	271,739
14,933	BIOCLINICA, INC.(b)	70,834	85,417
71,031	BIODELIVERY SCIENCES INTERNATIONAL, INC.(b)	351,577	306,144
1,783	BIO-REFERENCE LABS, INC.(b)	46,008	51,154
73,542	CAMBREX CORP.(b)	724,389	836,908
31,997	CENTENE CORP.(b)	1,290,016	1,311,877
20,102	CONCEPTUS, INC.(b)	350,233	422,343
26,383	CRYOLIFE, INC.	148,060	164,366
37,000	HANGER, INC.(b)	718,063	1,012,320

See accompanying notes to the financial statements.	44	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2012

Shares	Security	Cost	Fair value (a)	Percent of net assets
Health Care (Cont’d):
9,444	HARVARD BIOSCIENCE, INC.(b)	$38,371	41,365
144,009	HEALTHSOUTH CORP.(b)	2,300,403	3,040,030
152,301	HEALTHWAYS, INC.(b)	1,506,802	1,629,621
18,622	HESKA CORP.	150,935	150,838
61,173	HILL-ROM HOLDINGS, INC.	1,636,405	1,743,430
79,154	ICON PLC ADR(b)(c)(d)	1,886,709	2,197,315
58,566	MERGE HEALTHCARE, INC.(b)	207,020	144,658
89,443	MERIT MEDICAL SYSTEMS, INC.(b)	1,246,842	1,243,258
1,314	NATIONAL RESEARCH CORP.	66,735	71,219
12,379	NATUS MEDICAL, INC.(b)	144,641	138,397
13,346	NUVASIVE, INC.(b)	190,116	206,329
12,531	OMNICELL, INC.(b)	193,370	186,336
54,399	ORTHOFIX INTERNATIONAL N.V.(b)(c)	1,551,563	2,139,513
22,000	PATTERSON COS., INC.	514,141	753,060
22,810	PDI, INC.(b)	152,202	173,356
23,125	PHARMERICA CORP.(b)	291,212	329,300
17,453	PSYCHEMEDICS CORP.	201,042	187,620
27,690	SALIX PHARMACEUTICALS LTD.(b)	1,172,234	1,120,891
4,009	SURMODICS, INC.(b)	74,205	89,641
12,951	VASCULAR SOLUTIONS, INC.(b)	141,527	204,626
20,794	WEST PHARMACEUTICAL SERVICES, INC.	775,312	1,138,471
		21,932,990	24,983,285	8.86%
Industrials:
44,203	A.O. SMITH CORP.	1,988,253	2,787,883
39,756	ACCO BRANDS CORP.(b)	269,984	291,809
17,170	ACETO CORP.	161,988	172,387
58,573	ACTUANT CORP., CLASS A	1,188,610	1,634,772
15,000	ACUITY BRANDS, INC.	533,328	1,015,950
38,000	AIR LEASE CORP.(b)	840,658	817,000
5,000	AMERCO, INC.	538,938	634,050
9,562	AMERICAN RAILCAR INDUSTRIES, INC.	280,660	303,402
12,135	ASTRONICS CORP.(b)	235,485	277,649
942	ASTRONICS CORP., CLASS B(b)	19,609	20,441
55,000	AVIS BUDGET GROUP, INC.(b)	738,891	1,090,100
86,651	AZZ, INC.	2,061,609	3,329,998
32,000	BABCOCK & WILCOX (THE) CO.	726,567	838,400
7,590	BREEZE-EASTERN CORP.(b)	54,253	56,925
31,860	CASELLA WASTE SYSTEMS, INC., CLASS A(b)	191,279	139,547
17,079	CECO ENVIRONMENTAL CORP.	94,807	169,936
13,926	CELADON GROUP, INC.	208,703	251,643
24,000	CHICAGO BRIDGE & IRON CO. N.V.(c)	408,333	1,112,400
4,386	CIRCOR INTERNATIONAL, INC.	141,041	173,642
25,000	COLFAX CORP.(b)	197,420	1,008,750
15,561	COMFORT SYSTEMS USA, INC.	166,096	189,222
22,000	CORRECTIONS CORP. OF AMERICA	666,092	780,340
17,032	DUCOMMUN, INC.(b)	245,764	275,407
2,388	DXP ENTERPRISES, INC.(b)	36,554	117,179
11,858	ENNIS, INC.	156,390	183,443
20,000	ENPRO INDUSTRIES, INC.(b)	569,233	818,000
40,631	ESCO TECHNOLOGIES, INC.	1,403,171	1,520,006
35,108	FEDERAL SIGNAL CORP.(b)	138,188	267,172
32,000	FORTUNE BRANDS HOME & SECURITY, INC.(b)	637,834	935,040
56,231	GENCORP, INC.(b)	291,058	514,514
13,000	GENESEE & WYOMING, INC., CLASS A(b)	321,298	989,040
9,177	GP STRATEGIES CORP.(b)	62,336	189,505
20,576	GRAHAM CORP.	451,669	401,232
5,286	GREENBRIER COS., INC.(b)	84,003	85,475
17,417	HAWAIIAN HOLDINGS, INC.(b)	93,239	114,430
82,482	ICF INTERNATIONAL, INC.(b)	1,852,733	1,933,378
35,000	ITT CORP.	698,010	821,100
45,000	JOHN BEAN TECHNOLOGIES CORP.	604,564	799,650
11,000	KANSAS CITY SOUTHERN	210,643	918,280
20,500	L.B. FOSTER CO., CLASS A	462,717	890,520
7,858	LYDALL, INC.(b)	62,301	112,684
25,500	MACQUARIE INFRASTRUCTURE CO. LLC	695,627	1,161,780
12,999	MIDDLEBY CORP.(b)	604,541	1,666,602
53,606	POLYPORE INTERNATIONAL, INC.(b)	2,153,002	2,492,679
34,283	REGAL-BELOIT CORP.	1,884,244	2,415,923

See accompanying notes to the financial statements.	45	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2012

Shares	Security	Cost	Fair value (a)	Percent of net assets
Industrials (Cont’d):
36,000	REXNORD CORP.(b)	$759,725	766,800
10,800	RUSH ENTERPRISES, INC., CLASS A(b)	180,522	223,236
5,025	SAIA, INC.(b)	67,935	116,178
12,607	SL INDUSTRIES, INC.	166,647	226,926
13,547	SPARTON CORP.(b)	112,820	187,897
8,629	STANDEX INTERNATIONAL CORP.	205,540	442,581
30,239	TELEDYNE TECHNOLOGIES, INC.(b)	1,215,646	1,967,652
55,352	TENNANT CO.	2,062,274	2,432,720
36,500	TEREX CORP.(b)	831,385	1,026,015
5,263	TREX CO., INC.(b)	141,715	195,941
72,679	TRINITY INDUSTRIES, INC.	2,196,577	2,603,362
35,032	TRIUMPH GROUP, INC.	1,463,202	2,287,590
12,407	US ECOLOGY, INC.	213,326	292,061
17,742	WABASH NATIONAL CORP.(b)	123,875	159,146
19,112	WABTEC CORP.	974,230	1,673,064
21,954	WOODWARD, INC.	605,792	837,106
		36,752,934	52,157,560	18.50%
Information Technology:
17,723	ACTUATE CORP.(b)	90,532	99,249
56,015	ADTRAN, INC.	1,903,896	1,094,533
16,554	ALLIANCE FIBER OPTIC PRODUCTS, INC.	150,663	198,979
87,801	ANAREN, INC.(b)	1,077,593	1,707,729
11,857	BADGER METER, INC.	388,152	562,140
96,367	BRIDGELINE DIGITAL, INC.(b)	130,323	139,732
32,000	BROADRIDGE FINANCIAL SOLUTIONS, INC.	543,517	732,160
24,619	CALAMP CORP.(b)	169,800	204,830
29,438	CALLIDUS SOFTWARE, INC.(b)	124,556	133,649
37,875	CAMTEK LTD.(b)(c)	82,558	52,268
59,138	COGNEX CORP.	1,756,558	2,177,461
256,063	ENTROPIC COMMUNICATIONS, INC.(b)	1,957,776	1,354,573
19,091	EVOLVING SYSTEMS, INC.	65,338	113,782
40,189	EXAR CORP.(b)	273,828	357,682
36,111	FRANKLIN WIRELESS CORP.(b)	92,351	72,222
27,200	FREQUENCY ELECTRONICS, INC.	199,884	223,312
31,036	GLOBAL CASH ACCESS HOLDINGS, INC.(b)	242,175	243,322
142,630	GSI GROUP, INC.(b)	1,669,761	1,235,176
47,972	HACKETT GROUP (THE), INC.	192,541	205,320
18,893	HARMONIC, INC.(b)	84,186	95,788
5,786	IEC ELECTRONICS CORP.(b)	39,467	39,113
3,567	INPHI CORP.(b)	33,130	34,172
12,596	INTEST CORP.	40,621	35,269
35,767	IPG PHOTONICS CORP.	1,549,951	2,383,871
28,592	KVH INDUSTRIES, INC.(b)	307,121	399,716
22,913	LIONBRIDGE TECHNOLOGIES, INC.(b)	76,092	92,110
28,663	LIQUIDITY SERVICES, INC.(b)	1,132,336	1,171,170
51,923	LOGMEIN, INC.(b)	1,132,812	1,163,594
19,635	LTX-CREDENCE CORP.(b)	126,595	128,806
8,502	METHODE ELECTRONICS, INC.	91,863	85,275
28,068	MIPS TECHNOLOGIES, INC.(b)	160,360	219,492
27,950	MKS INSTRUMENTS, INC.	730,125	720,551
41,800	NAPCO SECURITY TECHNOLOGIES, INC.(b)	68,377	152,152
37,000	NCR CORP.(b)	878,564	942,760
82,094	NETGEAR, INC.(b)	2,781,561	3,236,146
64,371	NEWPORT CORP.(b)	1,056,833	865,790
18,621	NOVA MEASURING INSTRUMENTS LTD.(b)(c)	134,096	148,596
89,822	OFFICIAL PAYMENTS HOLDINGS, INC.(b)	563,404	506,596
5,747	OPLINK COMMUNICATIONS, INC.(b)	108,720	89,538
54,646	PARAMETRIC TECHNOLOGY CORP.(b)	1,150,178	1,230,081
37,206	PERCEPTRON, INC.	216,757	219,515
163,621	SANMINA CORP.(b)	1,654,340	1,811,284
25,697	SELECTICA, INC.(b)	127,961	162,148
19,001	SILICON IMAGE, INC.(b)	100,933	94,245
55,937	SUPPORT.COM, INC.(b)	147,589	233,817
95,412	SYNNEX CORP.(b)	2,824,707	3,280,265
43,194	UNISYS CORP.(b)	688,124	747,256
174,919	VALUECLICK, INC.(b)	2,761,951	3,395,178
56,162	WESTELL TECHNOLOGIES, INC., CLASS A(b)	118,745	103,900

See accompanying notes to the financial statements.	46	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2012

Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont’d):
14,000	WEX, INC.(b)	$375,767	1,055,180
140,270	ZIX CORP.(b)	397,473	392,756
		32,772,541	36,144,249	12.82%
Materials:
15,000	ASHLAND, INC.	551,175	1,206,150
4,400	CHASE CORP.	67,610	81,840
133,368	CHEMTURA CORP.(b)	2,232,937	2,835,404
19,933	CORE MOLDING TECHNOLOGIES, INC.(b)	182,873	131,558
11,500	DELTIC TIMBER CORP.	546,288	812,130
8,703	FLOTEK INDUSTRIES, INC.(b)	85,453	106,177
45,930	HANDY & HARMAN LTD.(b)	346,633	692,165
15,172	INNOPHOS HOLDINGS, INC.	650,573	705,498
94,561	INNOSPEC, INC.	2,712,877	3,261,409
13,195	KAPSTONE PAPER AND PACKAGING CORP.	249,869	292,797
63,504	KOPPERS HOLDINGS, INC.	1,894,971	2,422,677
13,584	LANDEC CORP.(b)	92,156	128,912
12,747	NEENAH PAPER, INC.	363,626	362,907
22,302	STEPAN CO.	854,666	1,238,653
9,466	SYNALLOY CORP.	114,118	124,194
15,000	W.R. GRACE & CO.(b)	362,905	1,008,450
25,099	WAUSAU PAPER CORP.	223,229	217,357
		11,531,959	15,628,278	5.54%
Utilities:
37,421	ALLETE, INC.	1,338,109	1,533,513
20,796	MIDDLESEX WATER CO.	385,266	406,770
35,000	PNM RESOURCES, INC.	733,499	717,850
74,153	PORTLAND GENERAL ELECTRIC CO.	1,674,829	2,028,826
55,499	PURE CYCLE CORP.(b)	122,638	157,062
39,000	QUESTAR CORP.	663,326	770,640
26,652	SOUTHWEST GAS CORP.	802,844	1,130,311
36,766	UIL HOLDINGS CORP.	1,179,357	1,316,590
18,155	UNITIL CORP.	434,938	470,578
		7,334,806	8,532,140	3.03%
	Sub-total Common Stocks:	225,256,224	269,895,670	95.73%
Escrow:
Energy:
38,070	CVR ENERGY, INC.(b)	-	-
	Sub-total Escrow:	-	-	0.00%
Short-Term Investments:
22,370,992	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, 0.01%(e)	22,370,992	22,370,992
	Sub-total Short-Term Investments:	22,370,992	22,370,992	7.93%
	Grand total(f)	$247,627,216	292,266,662	103.66%

Notes to Schedule of Investments:

(a)	Securities are valued in accordance with procedures described in note 2 to the financial statements.
(b)	Currently non-income producing assets.
(c)

Foreign security values are stated in U.S. dollars. As of December 31, 2012, the value of foreign stocks or depositary receipts of companies based outside of the United States represented 3.27% of net assets.

(d)	Securities are American Depositary Receipts of companies based outside of the United States representing 0.78% of net assets.
(e)

The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2011, the value of the Clearwater Small Companies Fund’s investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was approximately $1,896,952 with net purchases of approximately $20,474,040 during the fiscal year ended December 31, 2012.

See accompanying notes to the financial statements.	47	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2012

(f)

At December 31, 2012, the cost for Federal income tax purposes was $247,635,244. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

Gross unrealized appreciation	$53,273,928
Gross unrealized depreciation	(8,642,510)
Net unrealized appreciation	$44,631,418

See accompanying notes to the financial statements.	48	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments – Clearwater Small Companies Fund(A)
December 31, 2012

(A)Name change effective April 30, 2012. Formerly known as the Clearwater Small Cap Fund.

See accompanying notes to the financial statements.	49	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2012

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value(a)	Percent of net assets
Closed-End funds:
208,600	BLACKROCK LNG-TM MUN ADV			$2,133,992	2,626,274
11,100	BLACKROCK MUN INC TRUST			94,733	179,931
7,471	BLACKROCK MUNI BOND TRUST			62,993	127,007
137,900	BLACKROCK MUNIHOLDINGS INVESTMENT QUALITY FUND			1,547,557	2,220,190
59,600	BLACKROCK MUNIHOLDINGS QUALITY FUND II INC			787,170	898,768
60,700	BLACKROCK MUNIYIELD INVES			759,694	1,024,009
21,837	BLACKROCK MUNIYIELD INVESTMENT QUALITY FUND			275,931	342,841
81,800	BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND II INC			981,525	1,173,830
76,179	BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND INC			1,014,103	1,192,201
54,700	BLACKROCK MUNIYIELD PENNS			774,527	894,345
51,500	BLACKROCK MUNIYIELD QUAL			677,589	743,660
73,500	BLACKROCK MUNIYIELD QUALITY FUND III INC			963,910	1,124,550
209,000	DWS MUNICIPAL INCOME TRUS			2,278,136	3,007,510
66,800	EATON VANCE CALI MUN BOND			744,489	953,236
110,150	INVESCO ADV MUN INC TR II			1,261,284	1,448,473
76,505	INVESCO MUNICIPAL OPP TR			913,964	1,116,208
94,239	INVESCO PENN VAL MUNI			1,240,054	1,441,857
100,142	INVESCO QUALITY MUNI INC			1,173,329	1,371,945
94,277	INVESCO TRUST INV GRD MUN			1,342,033	1,434,896
56,248	MANAGED DURATION INVESTME			714,557	860,594
31,103	NUVEEN CAL INV QUAL MUNI			373,215	487,695
42,560	NUVEEN DIVIDEND ADV MUNI			523,323	642,230
13,500	NUVEEN DIVIDEND ADVANTAGE			181,771	207,225
41,700	NUVEEN DVD ADVANTAGE MUNI			475,800	645,516
30,600	NUVEEN MI PREMIUM INC MUN			404,605	457,776
44,600	NUVEEN MUNI ADVANTAGE FUN			522,316	678,366
6,453	NUVEEN NJ INV QUAL MUNI F			87,518	98,731
10,100	NUVEEN PA DVD ADV MUNI FD			127,550	151,702
48,500	NUVEEN PENN INV QUAL MUNI			673,352	758,540
27,100	NUVEEN PREMIER MUNI INC F			367,653	404,332
238,709	NUVEEN PREMIUM INC MUNI F			3,273,534	3,628,377
22,000	WESTERN ASSET MANAGED MUN			240,488	316,140
38,366	WESTERN ASSET MUNICIPAL P			486,666	660,279
	Sub-total Closed-End Funds			27,479,361	33,319,234	6.32%
Municipal Bonds:
750,000	ABAG CA FIN AUTH FOR
	NONPROFIT CORPS	9/1/2037	6.00	745,175	866,895
650,000	ABAG CA FIN AUTH FOR
	NONPROFIT CORPS COPS	11/1/2029	6.20	634,355	650,559
2,500,000	ACALANES CA UNION HIGH SCH
	DIST(b)	8/1/2039	4.68	1,153,120	1,709,550
1,500,000	AGUA CALIENTE CA BAND OF
	CAHUILLA INDIANS
	REVENUE(c)	7/1/2018	6.00	1,475,843	1,469,970
1,095,000	ALABAMA ST HSG FIN AUTH SF
	MTGE REVENUE	10/1/2028	5.25	1,095,000	1,205,420
530,000	ALABAMA ST HSG FIN AUTH SF
	MTGE REVENUE	4/1/2038	4.50	399,325	542,778
1,250,000	ALACHUA CNTY FL HLTH FACS
	AUTH	11/15/2016	7.13	1,250,000	1,265,350
1,000,000	ALACHUA CNTY FL HLTH FACS
	AUTH CCRC	10/1/2032	8.00	1,181,583	1,223,170
500,000	ALAMEDA CA CORRIDOR
	TRANSPRTN AUTH	10/1/2021	5.25	496,211	506,480
500,000	ALAMEDA CA CORRIDOR
	TRANSPRTN AUTH	10/1/2024	5.40	421,998	560,495
2,000,000	ALASKA ST HSG FIN CORP	12/1/2034	5.25	2,003,390	2,130,340
750,000	ALASKA ST HSG FIN CORP
	MTGE REVENUE	12/1/2037	4.13	735,649	772,305
500,000	ALASKA ST HSG FIN CORP
	MTGE REVENUE	12/1/2040	4.63	495,181	530,020
350,000	ALASKA ST INDL DEV & EXPORT
	AUTH CMNTY PROVIDER
	REVENUE(d)(e)	12/1/2010	5.40	350,000	237,380
240,000	ALBANY NY INDL DEV AGY(e)	5/1/2016	6.50	240,000	35,993
1,025,000	ALISAL CA UNION SCH DIST(b)	8/1/2025	10.55	500,435	617,675
925,000	ALLEGHENY CNTY PA INDL DEV
	AUTH CHRT SCH REVENUE	8/15/2026	5.90	925,000	986,216

See accompanying notes to the financial statements.	50	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2012

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value(a)	Percent of net assets
Municipal Bonds (Cont’d):
528,050	ALPHARETTA GA DEV AUTH
	EDLFACS REV	7/1/2031	6.25	$513,901	300,988
1,000,000	ALVORD CA UNIF SCH DIST(b)	8/1/2046	5.63	352,407	631,300
946,576	ARIZONA ST HLTH FACS AUTH(d)	7/1/2027	5.25	919,824	1,014,758
1,000,000	ARIZONA ST HLTH FACS AUTH
	HLTH CARE FACS REVENUE	10/1/2022	5.10	864,089	1,016,900
2,000,000	ARLINGTON TX HGR EDU FIN
	CORP EDU REVENUE	8/15/2028	7.00	1,951,173	2,170,320
785,000	ARLINGTON TX SPL OBLIG	8/15/2034	5.00	815,840	821,079
500,000	ATLANTA GA ARPT REVENUE	1/1/2030	6.00	518,441	618,005
1,500,000	ATLANTA GA WTR & WSTWTR
	REVENUE	11/1/2039	5.00	1,498,535	1,504,110
1,500,000	BAY CNTY FL EDUCTNL FACS
	REVENUE	9/1/2030	5.25	1,380,177	1,579,125
1,195,000	BELLWOOD IL	12/1/2027	5.88	1,183,881	1,167,694
1,000,000	BEXAR CNTY TX HLTH FACS DEV
	CORP	7/1/2030	5.88	985,041	1,122,530
500,000	BEXAR CNTY TX HSG FIN CORP	1/1/2021	5.70	453,457	500,045
445,000	BEXAR CNTY TX HSG FIN
	CORP(e)	9/15/2021	8.75	445,000	314,277
235,000	BEXAR CNTY TX HSG FIN CORP	12/1/2021	6.50	237,155	234,984
805,000	BEXAR CNTY TX HSG FIN
	CORP(e)	4/1/2030	9.00	802,520	158,963
600,000	BEXAR CNTY TX HSG FIN CORP	8/1/2030	6.10	520,881	605,982
365,000	BEXAR CNTY TX HSG FIN CORP	8/1/2030	8.13	353,009	319,098
1,005,000	BEXAR CNTY TX HSG FIN
	CORP(e)	6/1/2031	10.50	1,005,000	200,839
885,000	BEXAR CNTY TX HSG FIN
	CORP(e)	12/1/2036	9.25	864,131	441,473
2,000,000	BEXAR CNTY TX REVENUE	8/15/2039	5.00	2,169,140	2,181,720
500,000	BOONE CNTY MO HOSP
	REVENUE	8/1/2028	5.75	511,942	580,785
700,000	BOSTON MA REVENUE	10/1/2031	6.13	700,357	708,589
750,000	BOWLING GREEN OH STUDENT
	HSG REVENUE	6/1/2031	5.75	719,715	840,638
500,000	BOYNTON BEACH FLA REV	6/1/2022	5.75	500,000	513,875
500,000	BOYNTON BEACH FLA REV	6/1/2027	6.25	500,000	516,850
500,000	BRAZOS CNTY TX HLTH FACS
	DEV CORP	1/1/2033	5.50	503,762	548,590
81,000	BRIDGEVILLE DE SPL OBLIG	7/1/2035	5.13	81,000	66,241
890,000	BUCKEYE OH TOBACCO
	SETTLEMENT FING AUTH	6/1/2024	5.13	859,820	809,775
395,000	BUTLER CNTY PA GEN AUTH
	REVENUE	10/1/2034	0.94	395,000	317,118
500,000	CALIFORNIA CNTY CA TOBACCO
	SECURITIZATION AGY
	TOBACCO SETTLE	6/1/2036	5.00	495,224	443,250
139,263	CALIFORNIA ST CMNTY HSG FIN
	AGY LEASE REVENUE(e)	8/1/2012	4.65	139,216	6,037
373,490	CALIFORNIA ST CMNTY HSG FIN
	AGY LEASE REVENUE(d)(e)	11/1/2012	4.85	369,075	11,765
750,000	CALIFORNIA ST HLTH FACS FING
	AUTH REVENUE	8/15/2033	5.50	763,844	853,598
1,000,000	CALIFORNIA ST HSG FIN AGY
	REVENUE	8/1/2033	5.45	928,333	1,030,330
605,000	CALIFORNIA ST HSG FIN AGY
	REVENUE	8/1/2038	5.50	607,686	619,708
1,000,000	CALIFORNIA ST
	INFRASTRUCTURE & ECON
	DEV BANK REVENUE	2/1/2030	6.00	1,006,389	1,079,279
500,000	CALIFORNIA ST
	INFRASTRUCTURE & ECON
	DEV BANK ST SCH FUND APP	8/15/2029	5.75	504,317	561,640
570,000	CALIFORNIA ST MUNI FIN AUTH
	CHRT SCH LEASE REVENUE	9/1/2022	5.50	574,409	600,905

See accompanying notes to the financial statements.	51	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2012

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value(a)	Percent of net assets
Municipal Bonds (Cont’d):
500,000	CALIFORNIA ST MUNI FIN AUTH
	REVENUE	5/1/2025	6.88	$498,954	598,645
1,500,000	CALIFORNIA ST SCH FACS FING
	AUTH REVENUE(b)	8/1/2029	2.42	1,079,410	1,512,660
970,000	CALIFORNIA ST STWD CMNTYS
	DEV AUTH REVENUE	1/1/2016	5.25	966,640	982,600
1,400,000	CALIFORNIA ST STWD CMNTYS
	DEV AUTH REVENUE	1/1/2021	6.00	1,400,000	1,513,218
900,000	CALIFORNIA ST STWD CMNTYS
	DEV AUTH REVENUE	11/1/2021	6.50	900,000	1,029,240
750,000	CALIFORNIA ST STWD CMNTYS
	DEV AUTH SCH FAC REVENUE	7/1/2020	5.00	713,637	754,635
750,000	CALIFORNIA ST STWD CMNTYS
	DEVAUTH MFH REVENUE	7/15/2032	4.70	750,000	830,790
255,000	CAPITAL TRUST AGY FL MF
	REVENUE(e)	6/1/2013	4.75	255,000	145,337
750,000	CAPITAL TRUST AGY FL MF
	REVENUE(e)	6/1/2038	5.88	762,053	427,462
1,000,000	CARLSBAD CA UNIF SCH DIST(b)	8/1/2031	4.17	569,130	803,530
1,003,870	CARLSBAD NM INDL DEV
	REVENUE(d)	4/15/2021	5.75	1,025,542	909,527
1,000,000	CARMEL IN REVENUE	11/15/2022	6.00	981,667	1,063,480
1,000,000	CARMEL IN REVENUE	11/15/2027	7.00	1,027,002	1,109,390
500,000	CEDAR FALLS IA CMNTY SCH
	DIST SCH INFRASTRUCTURE
	SALES SVCS	6/1/2027	5.38	498,741	560,460
1,000,000	CENTER CA UNIF SCH DIST(b)	8/1/2031	12.90	337,618	376,470
1,000,000	CENTRL BRADFORD PROGRESS
	AUTH PA	12/1/2031	5.50	1,035,532	1,175,470
500,000	CENTRL TX REGL MOBILITY
	AUTH REVENUE	1/1/2031	5.75	495,572	591,300
595,000	CHANDLER PARK ACADEMY MI
	PUBLIC SCH ACADEMY
	REVENUE	11/1/2022	5.00	458,028	597,451
910,000	CHAUTAUQUA CNTY NY CAPITAL
	RESOURCE CORP REVENUE	11/15/2016	6.75	894,774	989,871
275,000	CHESTERFIELD CNTY VA INDL
	DEV AUTH MF REVENUE	7/1/2019	5.20	260,182	275,693
500,000	CHICAGO IL	1/1/2035	5.25	513,422	557,275
10,000	CHICAGO IL MET HSG DEV
	CORP	7/1/2022	6.85	10,000	10,032
400,000	CITIZEN POTAWATOMI NATION
	OK SENIOR OBLG TAX
	REVENUE	9/1/2016	6.50	400,000	395,884
250,000	CLARK CNTY NV ECON DEV
	REVENUE	5/15/2033	5.38	250,665	253,372
355,000	CLEARWATER FL HSG AUTH	5/1/2024	5.35	268,756	354,968
685,000	CLIFTON TX HGR EDU FIN CORP
	EDU REVENUE	2/15/2018	7.75	677,860	756,946
500,000	CLIFTON TX HGR EDU FIN CORP
	EDU REVENUE	8/15/2031	5.50	483,010	548,480
1,000,000	CMNTY MEMORIAL HOSP DIST
	MO HOSP REVENUE	12/1/2034	6.68	887,892	950,400
225,000	COLLIER CNTY FL HSG FIN
	AUTH MF HSG REVENUE	8/15/2015	5.25	224,646	225,668
750,000	COLLIER CNTY FL INDL DEV
	AUTH	10/1/2039	6.25	735,657	877,875
1,500,000	COLORADO ST EDUCTNL &
	CULTURAL FACS AUTH INDEP
	SCH REVENUE	5/1/2030	6.00	1,460,499	1,626,435
835,000	COLORADO ST EDUCTNL &
	CULTURAL FACS AUTH
	REVENUE	11/15/2028	6.75	835,000	967,314

See accompanying notes to the financial statements.	52	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2012

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value(a)	Percent of net assets
Municipal Bonds (Cont’d):
1,000,000	COLORADO ST EDUCTNL &
	CULTURAL FACS AUTH
	REVENUE	6/1/2033	5.50	$975,977	1,105,410
1,000,000	COLORADO ST EDUCTNL &
	CULTURAL FACS AUTH
	REVENUE	7/1/2034	5.60	993,738	1,062,510
350,000	COLORADO ST EDUCTNL &
	CULTURAL FACS AUTH
	REVENUE	12/1/2039	5.13	331,184	370,755
800,000	COLORADO ST HLTH FACS AUTH
	REVENUE	12/1/2042	5.00	821,137	855,752
635,000	COLORADO ST HSG & FIN AUTH	10/1/2029	5.40	635,000	683,355
720,000	COLORADO ST HSG & FIN AUTH	11/1/2029	5.50	720,000	746,244
625,000	COLORADO ST HSG FIN AUTH
	SF MTGE REVENUE	11/1/2034	5.00	625,037	652,888
1,000,000	COLTON CA JT UNIF SCH DIST(b)	8/1/2035	3.46	568,507	718,180
500,000	COMANCHE CNTY OK HOSP
	AUTH REVENUE	7/1/2032	5.00	536,331	534,710
1,000,000	CONNECTICUT ST HSG FIN
	AUTH	11/15/2035	4.75	1,000,000	1,078,900
980,000	CONNECTICUT ST HSG FIN
	AUTH	11/15/2041	4.63	975,180	1,054,500
385,000	CONNECTICUT ST HSG FIN
	AUTH	11/15/2041	5.00	385,000	423,758
1,500,000	CONNECTICUT ST HSG FIN
	AUTH HSG MTGE FIN
	PROGRAM	11/15/2035	3.75	1,500,000	1,524,780
5,000,000	CONNECTICUT ST HSG FIN
	AUTH HSG MTGE FIN
	PROGRAM	5/15/2042	4.15	5,000,000	5,226,550
1,000,000	CONNECTICUT ST HSG FIN
	AUTH HSG MTGE FIN
	PROGRAM	11/15/2042	3.40	996,004	956,040
5,000,000	CONNECTICUT ST HSG FIN
	AUTH HSG MTGE FIN
	PROGRAM	11/15/2047	3.65	5,000,000	4,885,200
500,000	COOK CNTY IL SCH DIST #83	6/1/2031	5.38	489,973	577,685
1,105,000	CORONA-NORCO CA UNIF SCH
	DIST(b)	8/1/2039	2.24	699,369	1,100,812
637,000	CORTLAND IL SPL TAX
	REVENUE(e)	3/1/2017	5.50	633,881	429,809
680,000	CROW FIN AUTH MT TRIBAL
	PURPOSE REVENUE	10/1/2017	5.65	661,315	682,217
750,000	CULLMAN CNTY AL HLTH CARE
	AUTH	2/1/2023	6.25	736,219	820,808
500,000	CUYAHOGA CNTY OH HSG MTGE
	REVENUE	3/20/2042	5.70	512,737	549,130
3,214,000	DALLAS TX HSG FIN CORP	10/20/2032	6.75	3,187,090	3,245,240
2,000,000	DAMON RUN IN CONSERVANCY
	DIST	7/1/2025	6.10	2,037,444	2,226,820
1,000,000	DAMON RUN IN CONSERVANCY
	DIST	1/1/2027	6.38	1,014,536	1,123,810
500,000	DAVIESS CNTY IN HOSP ASSN
	LEASE RENTAL REVENUE	1/15/2029	5.25	489,356	561,215
1,000,000	DEKALB/KANE/LA SALLE CNTYS
	IL CMNTY CLG DIST #523(b)	2/1/2029	11.72	381,604	450,680
440,000	DELAWARE ST HSG AUTH
	REVENUE	7/1/2031	5.20	440,000	485,839
108,717	DENHAM SPRINGS-LIVINGSTON
	LA HSG & MTGE FIN AUTH	11/1/2040	5.00	112,335	109,680
500,000	DINUBA CA FING AUTH LEASE
	REVENUE	9/1/2038	5.38	494,829	507,680
500,000	DIST OF COLUMBIA HSG FIN
	AGY MF HSG REVENUE	7/1/2033	5.45	500,000	582,740
1,000,000	DIST OF COLUMBIA HSG FIN
	AGY MF HSG REVENUE	6/1/2040	4.90	1,000,000	1,075,450

See accompanying notes to the financial statements.	53	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2012

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value(a)	Percent of net assets
Municipal Bonds (Cont’d):
1,000,000	DIST OF COLUMBIA HSG FIN AGY MF HSG REVENUE	6/1/2041	5.00	$1,000,000	1,090,800
3,000,000	DUBLIN CA UNIF SCH DIST(b)	8/1/2034	15.06	773,505	839,460
550,000	E CHICAGO IN REDEV COMMISSION LAKE FRONT REDEV AREA TAX	7/15/2014	5.00	550,000	554,196
565,000	E CHICAGO IN REDEV COMMISSION LAKE FRONT REDEV AREA TAX	1/15/2015	5.25	565,000	568,842
1,000,000	EARLIMART CA ELEM SCH DIST	8/1/2037	5.00	1,121,068	1,108,320
910,000	EAST POINT GA	2/1/2026	8.00	910,000	911,492
2,045,000	EDEN TWP CA HOSP DIST COPS	6/1/2030	6.00	2,023,113	2,263,692
750,000	EL PASO DE ROBLES CA REDEV AGY TAX ALLOCATION REVENUE	7/1/2033	6.38	741,916	860,310
500,000	ELKHART CNTY IN HOSP AUTH	8/15/2020	5.25	500,000	500,960
1,000,000	ENCINITAS CA UNION SCH DIST(b)	8/1/2035	4.54	510,571	777,880
1,155,000	ENTERPRISE CA ELEM SCH DIST(b)	8/1/2035	3.73	635,011	893,011
1,000,000	ERIE CNTY PA HOSP AUTH	7/1/2027	7.00	1,000,000	1,103,440
500,000	FAIRFAX CNTY VA REDEV & HSG AUTH MF REVENUE	8/1/2039	5.60	500,000	550,685
239,000	FARMS NEW KENT VA CMNTY DEV AUTH SPL ASSMNT	3/1/2036	5.13	239,000	141,130
1,000,000	FESTIVAL RANCH AZ CMNTY FACS DIST	7/15/2024	6.25	1,013,325	1,097,120
315,000	FIDDLERS CREEK FL CDD #2 SPL ASSMNT REVENUE(e)	5/1/2013	5.75	314,118	165,482
800,000	FLAGSTAFF AZ INDL DEV AUTH	7/1/2022	5.50	743,921	809,480
1,000,000	FLORIDA ST GOVTL UTILITY AUTH UTILITY REVENUE	10/1/2037	5.00	1,052,400	1,094,390
470,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2026	5.00	471,479	504,512
375,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2033	5.45	375,000	408,724
1,565,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2034	5.30	1,576,907	1,693,440
500,000	FLORIDA ST MID-BAY BRIDGE AUTH(b)	10/1/2021	9.78	283,475	288,535
330,000	FOREST CREEK FL CDD CAPITAL IMPT REVENUE	11/1/2013	7.00	354,834	327,004
1,250,000	FORT SILL APACHE TRIBE OK ECONDEV AUTH GAMING ENTERPRISE REV(c)	8/25/2026	8.50	1,250,000	1,379,325
750,000	FRANKLIN PARK IL	7/1/2030	4.00	727,003	699,308
1,145,000	FULTON CNTY GA DEV AUTH	11/1/2028	5.25	987,738	1,115,734
1,000,000	FYI PROPERTIES WA LEASE REVENUE	6/1/2034	5.50	981,410	1,135,540
500,000	GAINESVILLE & HALL CNTY GA DEV AUTH RETMNT CMNTY REVENUE	11/15/2029	6.38	513,217	578,100
1,332,225	GALVESTON TX MUNI UTILITY DIST #52	2/27/2013	6.01	1,297,572	1,066,046
400,000	GEISINGER PA AUTH	5/1/2037	1.07	400,000	312,272
500,000	GEORGIA ST ENVRNMNTL LOAN ACQUISITION CORP LOC GOVT LOAN SEC	2/15/2031	5.13	495,631	580,760
3,000,000	GEORGIA ST ENVRNMNTL LOAN ACQUISITION CORP LOC GOVT LOAN SEC	3/15/2031	5.13	3,000,000	3,479,760
500,000	GEORGIA ST ENVRNMNTL LOAN ACQUISITION CORP LOC GOVT LOAN SEC	2/15/2036	5.25	491,778	575,875
2,000,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2037	4.00	2,000,000	2,074,420

See accompanying notes to the financial statements.	54	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2012

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value(a)	Percent of net assets
Municipal Bonds (Cont’d):
500,000	GILA CNTY AZ UNIF SCH DIST #10 PAYSON	7/1/2028	5.75	$478,347	587,230
2,000,000	GLENDALE CA UNIF SCH DIST(b)	9/1/2028	11.02	755,801	886,360
750,000	GTR WENATCHEE WA REGL EVENTS CENTER PUBLIC FACS DIST REVENUE	9/1/2032	5.25	738,670	749,940
330,000	HAMDEN CT FAC REVENUE	1/1/2014	6.13	328,502	330,512
1,250,000	HAMILTON CNTY OH HLTH CARE REVENUE	1/1/2031	6.13	1,216,783	1,332,825
1,000,000	HAMMOND IN LOCAL PUBLIC IMPT BOND BANK SPL REVENUE	8/15/2025	6.50	1,014,311	1,047,220
1,000,000	HAMMOND IN LOCAL PUBLIC IMPT BOND BANK SPL REVENUE	8/15/2030	6.50	1,007,143	1,043,850
500,000	HAMMOND IN REDEV DIST REVENUE	1/15/2017	6.00	500,000	519,495
1,250,000	HARRIS CNTY TX CULTURAL EDU FACS FIN CORP REVENUE(c)	8/15/2021	6.75	1,250,000	1,395,050
1,500,000	HARTNELL CA CMNTY CLG DIST(b)	8/1/2034	5.71	695,423	1,130,070
250,000	HARVEY IL	12/1/2027	5.50	197,539	245,748
590,000	HAWAII ST DEPT OF BUDGET & FIN SPL PURPOSE SENIOR LIVING REV	11/15/2029	8.75	582,230	710,950
500,000	HAWAII ST DEPT OF BUDGET & FIN SPL PURPOSE SENIOR LIVING REV	11/15/2037	5.25	507,654	523,910
1,000,000	HAWTHORNE CA SCH DIST(b)	11/1/2026	11.90	404,230	532,340
3,500,000	HEALDSBURG CA UNIF SCH DIST(b)	8/1/2037	2.25	2,250,863	2,202,935
1,000,000	HELENDALE CA SCH DIST(b)	8/1/2034	3.31	592,763	841,950
255,000	HIGHLANDS CNTY FL HLTH FACS AUTH	11/15/2027	5.00	256,590	278,486

500,000	HIGHLANDS CNTY FL HLTH FACS AUTH	11/15/2032	5.13	501,134	549,620
167,000	HOUMA-TERREBONNE LA PUBLIC TRUST FING AUTH SF MTGE	12/1/2040	5.15	173,330	169,847
1,000,000	HOUSTON TX HOTEL OCCUPANCY TAX & SPL REVENUE	9/1/2030	5.00	1,029,177	1,022,160
245,000	IDAHO ST HSG & FIN ASSN NONPROFIT FACS REVENUE	8/1/2017	6.25	245,000	244,973
750,000	IDAHO ST HSG & FIN ASSN NONPROFIT FACS REVENUE	7/1/2030	5.50	750,000	770,858
600,000	IDAHO ST HSG & FIN ASSN SF MTGE REVENUE	7/1/2026	5.65	611,950	665,952
5,000	IDAHO ST HSG & FIN ASSN SF MTGE REVENUE	7/1/2038	5.50	5,000	5,000
175,000	IDAHO ST HSG & FIN ASSN SF MTGE REVENUE	1/1/2040	5.50	175,000	182,693
900,000	ILLINOIS ST COPS	7/1/2017	5.80	900,000	901,341
250,000	ILLINOIS ST DEV FIN AUTH	5/15/2021	5.50	250,000	251,078
1,000,000	ILLINOIS ST FIN AUTH CHRT SCH REVENUE	10/1/2031	6.88	1,000,000	1,149,630
1,500,000	ILLINOIS ST FIN AUTH EDU REVENUE	9/1/2027	5.00	1,453,959	1,503,615
900,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2017	6.00	900,000	900,972
610,000	ILLINOIS ST FIN AUTH REVENUE	8/15/2026	6.00	619,523	628,922
1,000,000	ILLINOIS ST FIN AUTH REVENUE	11/15/2026	5.25	969,860	1,037,110
500,000	ILLINOIS ST FIN AUTH REVENUE	3/15/2027	5.00	514,975	554,650
1,000,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2027	5.50	1,033,438	1,040,780
500,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2029	5.25	504,658	533,340
1,045,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2030	5.50	1,072,098	1,072,630
1,500,000	ILLINOIS ST FIN AUTH REVENUE	8/15/2036	5.25	1,474,956	1,626,450
805,000	ILLINOIS ST FIN AUTH REVENUE	2/1/2037	5.25	799,808	817,655

See accompanying notes to the financial statements.	55	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2012

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value(a)	Percent of net assets
Municipal Bonds (Cont’d):
500,000	ILLINOIS ST FIN AUTH REVENUE	3/1/2038	6.00	$485,455	570,550
750,000	ILLINOIS ST FIN AUTH SPORTS FAC REVENUE(c)(e)(f)	10/1/2027	6.13	730,795	44,655
500,000	ILLINOIS ST FIN AUTH SPORTS FAC REVENUE(c)(e)(f)	10/1/2037	6.25	484,210	29,770
1,000,000	ILLINOIS ST FIN AUTH STUDENT HSG REVENUE	10/1/2024	6.00	989,595	1,150,350
335,000	ILLINOIS ST HLTH FACS AUTH	5/15/2014	6.25	335,000	336,256
750,000	ILLINOIS ST HLTH FACS AUTH	8/15/2028	5.38	738,332	750,870
500,000	ILLINOIS ST HLTH FACS AUTH REVENUE	7/1/2033	6.00	502,748	510,850
2,100,000	ILLINOIS ST HLTH FACS AUTH REVENUE	8/15/2033	5.10	2,107,992	2,119,131
500,000	ILLINOIS ST HSG DEV AUTH	7/1/2047	4.50	466,055	504,635
1,000,000	ILLINOIS ST SPORTS FACS AUTH	6/15/2032	5.00	1,014,343	1,006,510
1,000,000	IMPERIAL CA CMNTY CLG DIST(b)	8/1/2040	1.12	858,151	1,027,570
250,000	INDEPENDENCE MO THIRTY-NINTH STREET TRANSPRTN DIST REVENUE	9/1/2032	6.88	250,000	259,742
500,000	INDIANA ST BOND BANK REVENUE	2/1/2029	5.50	491,079	566,345
750,000	INDIANA ST FIN AUTH HOSP REVENUE	5/1/2031	5.75	771,951	867,188
3,000,000	INDIANA ST FIN AUTH REVENUE	9/15/2030	6.50	3,078,661	3,386,190
500,000	INDIANA ST FIN AUTH REVENUE	11/15/2031	5.50	492,472	549,650
500,000	INDIANA ST FIN AUTH REVENUE	3/1/2034	4.00	503,812	488,105
1,000,000	INDIANA ST FIN AUTH REVENUE	3/1/2041	5.00	1,076,853	1,080,840
1,000,000	INDIANA ST HLTH & EDUCTNL FAC FING AUTH HOSP REVENUE	2/15/2030	5.25	753,469	1,039,580
6,506,976	INTERMEDIATE SCH DIST #287 MN LEASE REVENUE	11/1/2032	5.30	6,279,667	6,830,438
144,631	IOWA ST FIN AUTH SENIOR HSG REVENUE(e)	12/1/2014	5.00	144,288	5,340
410,000	IOWA ST STUDENT LOAN LIQUIDITY CORP	12/1/2027	5.50	401,426	442,456
2,000,000	JEFFERSON CA UNION HIGH SCH DIST SAN MATEO CNTY(b)	8/1/2031	26.18	471,237	500,540
439,000	JEFFERSON CNTY KY MTGE REVENUE	11/15/2013	6.13	439,000	440,291
745,000	JEFFERSON PARISH LA FIN AUTH	6/1/2038	5.00	776,634	789,164
175,000	JEFFERSON PARISH LA FIN AUTH	12/1/2048	5.70	183,396	185,612
1,410,000	KALISPEL TRIBE OF INDIANS PRIORITY DIST WA REVENUE	1/1/2016	6.20	1,376,340	1,403,895
1,250,000	KANSAS CITY MO INDL DEV AUTH	9/1/2023	5.45	1,250,000	1,344,650
1,000,000	KANSAS CITY MO INDL DEV AUTH	11/20/2039	5.10	1,000,000	1,086,410
500,000	KENTUCKY ST ECON DEV FIN AUTH MF HSG REVENUE	11/20/2035	5.38	500,000	540,230
450,000	KENTUCKY ST HSG CORP HSG REVENUE	7/1/2039	5.15	450,000	489,312
1,940,000	KERRVILLE TX HLTH FACS DEV CORP HOSP REVENUE	8/15/2035	5.45	1,914,358	1,942,735
750,000	KING CNTY WA HSG AUTH	5/1/2028	5.20	750,000	838,095
500,000	KIRKWOOD MO INDL DEV AUTH RETMNT CMNTY REVENUE	5/15/2021	8.00	500,000	567,420
900,000	KLICKITAT CNTY WA PUBLIC HOSP DIST #2 HOSP REVENUE	12/1/2020	6.00	843,389	933,597
2,500,000	KOYUKUK AK REVENUE	10/1/2023	7.00	2,430,888	2,762,125
1,390,000	KREMMLING CO MEMORIAL HOSP DIST COPS	12/1/2022	6.00	1,377,220	1,528,458
1,500,000	LA MIRADA CA REDEV AGY(b)	8/15/2027	14.17	558,042	660,390

See accompanying notes to the financial statements.	56	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2012

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value(a)	Percent of net assets
Municipal Bonds (Cont’d):
744,000	LAFAYETTE LA PUBLIC TRUST FING AUTH SF MTGE	1/1/2041	5.35	$759,842	777,361
2,000,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2030	7.40	1,980,688	2,201,240
2,000,000	LAS VEGAS NV REDEV AGY TAX INCR REVENUE	6/15/2023	7.50	1,981,931	2,272,920
1,000,000	LEE CNTY FL INDL DEV AUTH	11/15/2029	5.00	835,067	1,010,100
940,000	LEHIGH CNTY PA GEN PURPOSE AUTH	12/15/2023	6.00	861,233	941,260
250,000	LEHIGH CNTY PA GEN PURPOSE AUTH	8/15/2042	1.31	250,000	186,180
495,000	LEXINGTON OAKS FL CDD SPL ASSMNT REVENUE	5/1/2033	5.65	495,000	540,827
500,000	LOMBARD IL PUBLIC FACS CORP CONFERENCE CENTER & HOTEL REVENU	1/1/2015	6.38	500,000	404,635
550,000	LOMBARD IL PUBLIC FACS CORP CONFERENCE CENTER & HOTEL REVENU	1/1/2030	5.50	567,433	349,679
1,000,000	LOMBARD IL PUBLIC FACS CORP CONFERENCE CENTER & HOTEL REVENU	1/1/2036	5.25	1,008,455	465,870
2,000,000	LOS ANGELES CA HSG AUTH	6/1/2029	5.00	1,712,162	2,008,560
1,250,000	LOUDOUN CNTY VA INDL DEV AUTH RSDL CARE FAC REVENUE	8/1/2028	6.00	1,251,639	1,340,775
500,000	LOUISIANA ST HSG FIN AGY SF MTGE REVENUE	12/1/2034	5.10	500,000	549,160
185,000	LOUISIANA ST HSG FIN AGY SF MTGE REVENUE	6/1/2038	5.85	193,642	197,475
895,000	LOUISIANA ST HSG FIN AGY SF MTGE REVENUE	12/1/2038	5.70	924,492	953,094
235,000	LOUISIANA ST HSG FIN AGY SF
	MTGE REVENUE	6/1/2039	5.60	242,434	262,199
400,000	LOUISIANA ST LOCAL GOVT
	ENVRNMNTL FACS & CMNTY
	DEV AUTH	6/20/2028	8.00	400,000	392,696
750,000	LOUISIANA ST PUBLIC FACS
	AUTH REVENUE	5/1/2031	6.50	746,745	874,200
500,000	LOUISIANA ST PUBLIC FACS
	AUTH REVENUE	2/15/2036	0.99	500,000	446,930
1,000,000	LOUISIANA ST TRANSPRTN
	AUTH TOLL REVENUE(b)	12/1/2027	9.18	451,081	457,900
500,000	LUCAS CNTY OH HLTH CARE
	FACS REVENUE	8/15/2030	5.50	491,656	551,150
1,490,000	LUZERNE CNTY PA	11/1/2026	7.00	1,573,350	1,797,208
342,229	LYONS CO	11/30/2016	4.75	344,099	345,576
1,000,000	MACON CNTY IL SCH DIST #61	1/1/2037	5.25	1,030,868	1,130,870
430,000	MADISON CNTY FL	7/1/2025	6.00	424,418	418,485
250,000	MAGNOLIA CREEK FL CDD
	CAPITAL IMPT REVENUE(e)	5/1/2014	5.60	250,000	87,508
1,000,000	MAINE ST HLTH & HGR EDUCTNL
	FACS AUTH REVENUE	7/1/2026	6.00	999,530	1,183,650
1,000,000	MAINE ST HLTH & HGR EDUCTNL
	FACS AUTH REVENUE	7/1/2032	7.50	1,053,098	1,279,790
1,000,000	MAINE ST TECH CLG SYS COPS	1/1/2017	5.80	1,000,000	1,004,170
1,000,000	MALTA IL TAX INCR REVENUE	12/30/2025	5.75	1,000,000	644,950
500,000	MANATEE CNTY FL SCH BRD	7/1/2031	5.63	495,707	581,130
500,000	MANCHESTER NH HSG & REDEV AUTH REVENUE	1/1/2015	6.75	496,899	487,855
500,000	MANCHESTER NH HSG & REDEV AUTH REVENUE(b)	1/1/2020	7.87	341,078	245,355
452,000	MANHATTAN IL SPL SVC AREA SPL TAX(e)	3/1/2022	5.75	452,000	113,023
500,000	MANSFIELD OH	12/1/2024	6.00	521,478	587,445
600,000	MANTECA CA FING AUTH SWR REVENUE	12/1/2033	5.00	556,893	625,488

See accompanying notes to the financial statements.	57	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2012

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value(a)	Percent of net assets
Municipal Bonds (Cont’d):
349,000	MARQUIS VA CMNTY DEV AUTH REVENUE	9/1/2041	5.63	$378,073	311,144
462,000	MARQUIS VA CMNTY DEV AUTH REVENUE(b)	9/1/2041	22.45	71,580	49,951
1,175,000	MARTIN CNTY FL HLTH FACS AUTH	11/15/2032	5.50	1,206,423	1,309,208
750,000	MARTINEZ CA UNIF SCH DIST(b)	8/1/2035	0.87	627,569	827,558
500,000	MARYLAND ST CMNTY DEV ADMIN DEPT HSG & CMNTY DEV	9/1/2030	5.13	500,000	564,455
500,000	MARYLAND ST CMNTY DEV ADMIN DEPT HSG & CMNTY DEV	7/1/2031	4.50	500,000	545,900
1,000,000	MARYLAND ST HLTH & HGR EDUCTNL FACS AUTH REVENUE	1/1/2026	6.00	1,024,347	1,196,710
1,000,000	MARYLAND ST HLTH & HGR EDUCTNL FACS AUTH REVENUE	1/1/2031	6.25	1,017,098	1,189,320
500,000	MASHANTUCKET WSTRN PEQUOT TRIBE CT(c)(e)(f)	9/1/2036	5.50	509,035	215,045
1,000,000	MASSACHUSETTS ST DEV FIN AGY REVENUE	7/1/2030	6.38	986,976	1,142,150
290,000	MASSACHUSETTS ST DEV FIN AGY SENIOR LIVING FAC REVENUE	6/1/2014	6.25	290,000	145,012
410,000	MASSACHUSETTS ST EDUCTNL FING AUTH	1/1/2027	5.20	410,000	465,461
2,065,000	MASSACHUSETTS ST EDUCTNL FING AUTH	1/1/2028	5.25	2,068,581	2,316,228
685,000	MASSACHUSETTS ST HLTH & EDUCTNL FACS AUTH	7/1/2013	7.30	685,000	688,254
750,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2031	3.50	750,000	769,620
1,000,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2032	4.05	1,000,000	1,044,910
830,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2033	5.35	830,000	876,331
2,000,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2037	3.45	2,000,000	1,960,560
885,000	MASSACHUSETTS ST HSG FIN AGY	6/1/2040	5.05	885,000	958,234
500,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2042	3.50	499,376	491,630
1,750,000	MCALESTER OK PUBLIC WKS AUTH UTILITY SYS REVENUE(b)	2/1/2030	11.04	669,805	671,422
160,000	MEAD NE TAX INCR REVENUE(e)	7/1/2012	5.13	160,000	72,000
400,000	MEDITERRA FL S CDD CAPITAL IMPT REVENUE	5/1/2031	5.10	400,000	410,884
1,000,000	MESQUITE TX HLTH FAC DEV CORP	2/15/2025	5.50	998,167	1,032,000
1,070,000	MET GOVT NASHVILLE & DAVIDSON CNTY TN HLTH & EDUCTNL FAC BRD(e)	12/20/2020	8.00	1,070,000	502,836
855,000	MET GOVT NASHVILLE & DAVIDSON CNTY TN HLTH & EDUCTNL FAC BRD(e)	6/20/2036	10.00	855,000	401,799
1,830,000	MET GOVT NASHVILLE & DAVIDSON CNTY TN HLTH & EDUCTNL FAC BRD(e)	12/20/2040	7.50	1,830,000	1,006,390
2,000,000	MET WASHINGTON DC ARPTS AUTH DULLES TOLL ROAD REVENUE(b)	10/1/2041	1.80	1,329,475	1,984,940
500,000	MIAMI-DADE CNTY FL HLTH FACS AUTH HOSP REVENUE	8/1/2030	6.00	486,218	598,055
1,000,000	MIAMI-DADE CNTY FL SPL OBLG	10/1/2035	5.00	1,114,334	1,121,200

See accompanying notes to the financial statements.	58	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2012

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value(a)	Percent of net assets
Municipal Bonds (Cont’d):
465,000	MICHIGAN ST FIN AUTH LTD OBLGREVENUE	10/1/2021	6.00	$461,835	506,873
1,000,000	MICHIGAN ST HOSP FIN AUTH	12/1/2023	6.13	990,174	1,226,570
2,500,000	MICHIGAN ST HOSP FIN AUTH	11/15/2025	5.25	2,291,321	2,530,950
1,500,000	MICHIGAN ST HOSP FIN AUTH	6/1/2034	6.13	1,558,280	1,752,645
625,000	MICHIGAN ST HSG DEV AUTH	10/1/2020	5.38	602,835	702,038
1,000,000	MICHIGAN ST HSG DEV AUTH	10/1/2034	5.63	1,000,000	1,096,450
1,000,000	MICHIGAN ST MUNI BOND AUTH	5/1/2023	5.75	1,023,884	1,191,190
695,000	MICHIGAN ST PUBLIC EDUCTNL FACS AUTH(c)	9/1/2016	6.00	692,537	638,886
750,000	MICHIGAN ST PUBLIC EDUCTNL FACS AUTH	6/1/2020	6.00	744,423	795,488
440,000	MICHIGAN ST PUBLIC EDUCTNL FACS AUTH	9/1/2021	8.00	440,000	402,723
450,000	MICHIGAN ST PUBLIC EDUCTNL FACS AUTH	10/1/2023	6.25	450,000	453,614
500,000	MICHIGAN ST PUBLIC EDUCTNL FACS AUTH	11/1/2028	6.35	500,000	515,350
305,000	MICHIGAN ST TOBACCO SETTLEMENT FIN AUTH	6/1/2022	5.13	287,544	282,888
1,000,000	MIDDLEBURG HEIGHTS OH HOSP REVENUE	8/1/2047	5.00	1,079,414	1,076,450
496,000	MILLSBORO DE SPL OBLG	7/1/2036	5.45	496,000	386,716
318,641	MINNESOTA ST HGR EDU FACS AUTH REVENUE	10/1/2016	4.49	319,984	325,670
425,000	MINNESOTA ST HSG FIN AGY	7/1/2034	5.05	425,000	458,108
840,000	MINNESOTA ST HSG FIN AGY	1/1/2040	5.10	840,000	904,982
1,000,000	MINNESOTA ST OFFICE OF HGR EDU REVENUE	11/1/2029	5.00	1,000,000	1,126,760
1,000,000	MISSISSIPPI ST DEV BANK SPL OBLG	10/1/2031	6.50	973,535	1,220,150
185,000	MISSISSIPPI ST HOME CORP SF MTGE REVENUE	6/1/2039	6.75	194,710	192,866
500,000	MISSOURI ST DEV FIN BRD	11/1/2025	5.50	492,739	533,310
980,000	MISSOURI ST HLTH & EDUCTNL FACS AUTH	2/1/2022	5.13	997,942	1,046,905
500,000	MISSOURI ST HLTH & EDUCTNL FACS AUTH	2/1/2035	5.38	498,356	532,505
185,000	MISSOURI ST HSG DEV COMMISSION SF HSG REVENUE	9/1/2034	5.25	183,816	192,574
305,000	MISSOURI ST HSG DEV COMMISSION SF HSG REVENUE	9/1/2034	5.35	305,000	337,107
1,000,000	MOBERLY MO INDL DEV AUTH(e)	9/1/2024	6.00	1,016,984	60,010
1,105,000	MONTANA ST BRD OF HSG	12/1/2039	5.50	1,105,137	1,202,914
500,000	MONTGOMERY CNTY MD HSG OPPORTUNITIES COMMISSION MF REVENUE	7/1/2037	5.13	500,000	544,160
2,000,000	MONTGOMERY CNTY MD HSG OPPORTUNITIES COMMISSION SF MTGE REVE(b)	7/1/2028	9.14	881,485	844,600
1,500,000	MONTGOMERY CNTY OH HLTH CARE FACS REVENUE	9/20/2032	6.55	1,459,491	1,506,180
650,000	MONTGOMERY CNTY PA INDL DEV AUTH	2/1/2014	5.38	649,155	657,774
800,000	MOUNT CARBON CO MET DIST REVENUE	6/1/2043	7.00	800,000	488,552
200,000	MOUNT CARBON CO MET DIST REVENUE(e)	6/1/2043	8.00	-	20,000
1,500,000	MOUNT VERNON IN SCH BLDG CORP	1/15/2037	5.00	1,532,785	1,589,460
500,000	MULTNOMAH CNTY OR HOSP FACS AUTH REVENUE	12/1/2029	5.00	540,856	545,645

See accompanying notes to the financial statements.	59	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2012

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value(a)	Percent of net assets
Municipal Bonds (Cont’d):
1,500,000	N SUMTER CNTY UTILITY DEPENDENT DIST FL SOLID WASTE REVENUE	10/1/2032	5.00	$1,528,893	1,542,930
500,000	N TX TOLLWAY AUTH DALLAS N TOLLWAY SYS REVENUE	1/1/2025	6.00	500,000	590,225
1,000,000	N TX TOLLWAY AUTH REVENUE(b)	1/1/2028	10.85	418,027	540,030
1,000,000	N TX TOLLWAY AUTH REVENUE	1/1/2034	6.00	1,000,000	1,182,310
1,000,000	N TX TOLLWAY AUTH REVENUE(b)	1/1/2042	1.40	716,257	1,092,110
1,000,000	NATRONA CNTY WY HOSP REVENUE	9/15/2031	6.35	1,000,000	1,179,020
235,000	NEVADA ST HSG DIV SF MTGE REVENUE	10/1/2039	5.38	235,000	243,733
1,025,000	NEVADA ST HSG DIV SF MTGE REVENUE	10/1/2040	5.10	1,025,000	1,106,856
1,000,000	NEW HAMPSHIRE ST HLTH & ED FACS AUTH HLTHCARE SYS REVENUE	7/1/2042	5.00	1,022,767	1,070,230
1,000,000	NEW HAMPSHIRE ST HLTH & EDU FACS AUTH HOSP REVENUE	10/1/2024	5.00	987,174	1,023,180
1,000,000	NEW HAMPSHIRE ST HLTH & EDU FACS AUTH REVENUE	1/1/2034	6.00	969,730	1,148,310
500,000	NEW HAMPSHIRE ST HLTH & EDU FACS AUTH REVENUE	8/1/2038	6.00	490,374	585,410
1,000,000	NEW HAMPSHIRE ST HSG FIN AUTH MF REVENUE	7/1/2031	5.20	1,000,000	1,127,980
745,000	NEW HAMPSHIRE ST HSG FIN AUTH SF REVENUE	7/1/2034	5.38	745,000	818,315
570,000	NEW HAMPSHIRE ST HSG FIN AUTH SF REVENUE	7/1/2038	6.63	593,533	632,261
615,000	NEW JERSEY ST ECON DEV AUTH	12/1/2016	5.75	615,000	615,775
500,000	NEW JERSEY ST HGR EDU ASSISTANCE AUTH	6/1/2024	5.38	497,666	563,445
555,000	NEW JERSEY ST HGR EDU ASSISTANCE AUTH	6/1/2027	5.00	553,196	585,963
995,000	NEW JERSEY ST HSG & MTGE FIN AGY	10/1/2030	4.50	995,000	1,085,057
390,000	NEW JERSEY ST HSG & MTGE FIN AGY	10/1/2030	6.45	412,976	440,969
755,000	NEW JERSEY ST HSG & MTGE FIN AGY	10/1/2034	5.00	755,000	817,597
775,000	NEW JERSEY ST HSG & MTGE FIN AGY	10/1/2035	5.00	775,000	835,652
1,905,000	NEW JERSEY ST HSG & MTGE FIN AGY	10/1/2037	5.00	1,891,510	2,039,493
1,000,000	NEW JERSEY ST HSG & MTGE FIN AGY MF REVENUE	5/1/2041	4.95	970,286	1,075,440
395,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2029	4.80	395,000	433,153
775,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2029	5.00	775,000	852,477
790,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2034	5.00	790,000	869,253
755,000	NEW MEXICO ST MTGE FIN AUTH	3/1/2036	5.45	755,000	829,398
1,000,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2042	3.90	1,000,000	1,023,990
1,500,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2042	4.13	1,500,000	1,568,115
750,000	NEW ORLEANS LA SEWAGE SVC REVENUE	6/1/2024	6.00	740,818	874,072
115,000	NEW RIVER FL CDD CAPITAL IMPT REVENUE(e)	5/1/2013	5.00	114,821	1

See accompanying notes to the financial statements.	60	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2012

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value(a)	Percent of net assets
Municipal Bonds (Cont’d):
70,000	NEW RIVER FL CDD CAPITAL IMPT REVENUE	5/1/2015	5.00	$66,542	62,569
135,000	NEW RIVER FL CDD CAPITAL IMPT REVENUE(b)	5/1/2018	1.37	121,599	62,784
175,000	NEW RIVER FL CDD CAPITAL IMPT REVENUE(b)	5/1/2038	0.80	142,268	75,651
70,000	NEW RIVER FL CDD CAPITAL IMPT REVENUE	5/1/2038	5.75	63,184	55,131
1,000,000	NEW YORK CITY NY HSG DEV CORPMF HSG REVENUE	11/1/2037	3.80	1,000,000	1,000,270
2,500,000	NEW YORK ST HSG FIN AGY REVENUE	11/1/2042	3.80	2,500,000	2,523,425
5,000,000	NEW YORK ST HSG FIN AGY REVENUE	5/1/2048	4.10	5,000,000	4,972,950
1,750,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2040	4.13	1,750,000	1,832,758
500,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2042	3.75	500,000	506,230
450,000	NOBLESVILLE IN REDEV AUTH ECON DEV REVENUE	2/1/2031	5.13	446,052	506,696
1,000,000	NORTH CAROLINA ST MED CARE COMMISSION HLTH CARE FACS REVENUE	10/1/2029	6.38	1,000,000	1,003,970
1,300,000	NORTH CAROLINA ST MED CARE COMMISSION HLTH CARE FACS REVENUE	10/1/2035	6.63	1,300,000	1,170,117
2,000,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2032	3.60	2,000,000	2,032,240
380,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2034	5.35	380,000	398,954
145,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2039	5.45	145,000	155,478
1,510,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2040	5.05	1,510,000	1,632,793
500,000	NTHRN CA GAS AUTH #1 GAS PROJ REVENUE	7/1/2027	0.96	500,000	406,320
1,000,000	NTHRN IL UNIV	4/1/2026	5.50	1,014,237	1,139,230
2,000,000	OAK PARK CA UNIF SCH DIST(b)	8/1/2038	3.77	1,027,945	1,520,860
1,250,000	OAKLAND CNTY MI ECON DEV CORP LTD OBLG REVENUE	12/1/2020	6.50	1,243,079	1,270,750
520,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2033	5.40	520,000	572,889
160,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2033	5.45	160,000	165,536
500,000	OKLAHOMA CNTY OK FIN AUTH REVENUE	4/1/2033	5.00	505,509	493,695
500,000	OKLAHOMA CNTY OK FIN AUTH REVENUE	4/1/2042	5.13	500,000	482,525
390,000	OKLAHOMA ST HSG FIN AGY SF MTGE REVENUE	3/1/2032	5.15	390,000	428,119
605,000	OKLAHOMA ST HSG FIN AGY SF MTGE REVENUE	9/1/2038	6.50	630,694	625,903
435,000	ONEIDA TRIBE OF INDIANS WI RETAIL SALES REVENUE(c)	2/1/2021	5.50	435,000	496,474
1,000,000	OVERLAND PARK KS TRANSPRTN DEV DIST SALES TAX REVENUE	4/1/2032	5.90	1,000,000	1,121,160
2,280,000	PACHECO CA UNION SCH DIST COPS(b)	2/1/2037	15.27	526,420	670,046
1,000,000	PALM BAY FL UTILITY REVENUE(b)	10/1/2031	11.87	335,799	407,860
1,000,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	11/15/2022	5.38	925,227	1,050,340
1,665,000	PATTERSON CA JT UNIF SCH DIST(b)	8/1/2027	12.31	650,640	883,865
750,000	PELL CITY AL SPL CARE FACS FING AUTH REVENUE	12/1/2027	5.25	651,813	907,290
1,000,000	PELL CITY AL SPL CARE FACS FING AUTH REVENUE	12/1/2039	5.00	1,067,439	1,064,310

See accompanying notes to the financial statements.	61	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2012

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value(a)	Percent of net assets
Municipal Bonds (Cont’d):
500,000	PENNSYLVANIA ST HGR EDUCTNL FACS AUTH REVENUE	7/1/2039	0.89	$500,000	336,730
1,000,000	PENNSYLVANIA ST HGR EDUCTNL FACS AUTH REVENUE	5/1/2042	5.38	1,007,635	1,051,230
500,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2025	5.00	501,584	547,655
1,000,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2029	4.63	920,269	1,063,770
1,000,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2034	4.88	1,002,970	1,068,430
1,000,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2037	3.65	1,007,465	988,700
1,000,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2042	3.70	1,000,000	991,570
1,000,000	PENNSYLVANIA ST TURNPIKE COMMISSION TURNPIKE REVENUE(b)	6/1/2033	2.19	697,300	1,057,150
1,935,000	PENNSYLVANIA ST TURNPIKE COMMISSION TURNPIKE REVENUE(b)	12/1/2035	1.17	1,529,252	1,818,919
750,000	PENNSYLVANIA ST TURNPIKE COMMISSION TURNPIKE REVENUE(b)	12/1/2035	2.01	601,819	711,698
1,500,000	PENNSYLVANIA ST TURNPIKE COMMISSION TURNPIKE REVENUE(b)	12/1/2038	1.44	1,096,739	1,439,880
2,000,000	PEORIA IL PUBLIC BLDG COMMISSION SCH DIST FACS REVENUE(b)	12/1/2021	8.01	1,222,116	1,431,660
5,000,000	PEORIA IL PUBLIC BLDG COMMISSION SCH DIST FACS REVENUE(b)	12/1/2026	11.11	2,116,666	2,393,700
500,000	PHOENIX AZ INDL DEV AUTH EDU REVENUE	7/1/2022	5.00	500,000	497,385
3,000,000	PHOENIX AZ INDL DEV AUTH LEASE REVENUE	6/1/2034	5.25	3,057,019	3,376,980
975,000	PIMA CNTY AZ INDL DEV AUTH CHRT SCH REVENUE	4/1/2022	5.88	975,000	1,022,034
650,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	6/1/2016	6.00	652,755	657,748
825,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	12/1/2017	5.35	747,608	827,269
330,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	12/1/2018	6.38	330,000	343,216
1,985,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	7/1/2021	6.70	1,985,000	1,996,831
865,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	6/1/2022	5.00	804,228	873,148
995,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	7/1/2026	5.00	870,255	911,579
490,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	7/1/2031	6.75	361,857	492,132
2,625,000	PITTSBURG CALIF UNI SCH DIST FING AUTH REV(b)	9/1/2031	16.03	766,261	809,812
1,000,000	PUBLIC FIN AUTH WI CCRC REVENUE	6/1/2020	7.00	985,838	1,150,000
1,500,000	PUBLIC FIN AUTH WI CCRC REVENUE	6/1/2046	8.25	1,564,641	1,805,145
500,000	PUBLIC FIN AUTH WI EDUCTNL FAC REVENUE	9/1/2022	5.25	500,000	502,975
1,000,000	PUBLIC FIN AUTH WI REVENUE	4/1/2022	5.00	1,000,000	1,006,550
600,000	PUBLIC FIN AUTH WI REVENUE	4/1/2032	5.50	600,000	606,012
221,000	PUBLIC FIN AUTH WI REVENUE(b)	10/1/2042	(0.40)	251,095	109,399

See accompanying notes to the financial statements.	62	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2012

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value(a)	Percent of net assets
Municipal Bonds (Cont’d):
221,000	PUBLIC FIN AUTH WI REVENUE(b)	10/1/2042	(0.40)	$251,093	2
515,000	PUBLIC FIN AUTH WI REVENUE	10/1/2042	7.00	585,639	493,859
1,000,000	PUERTO RICO CMWLTH	7/1/2028	6.00	989,982	1,057,920
1,500,000	PUERTO RICO CMWLTH	7/1/2035	5.00	1,500,000	1,497,990
1,500,000	PUERTO RICO CMWLTH	7/1/2039	5.50	1,527,636	1,487,595
1,500,000	PUERTO RICO CMWLTH	7/1/2040	6.50	1,524,271	1,597,620
1,000,000	PUERTO RICO CMWLTH AQUEDUCT & SWR AUTH REVENUE	7/1/2038	6.00	1,047,552	1,002,320
500,000	PUERTO RICO ELEC PWR AUTH PWR REVENUE	7/1/2025	0.92	500,000	396,130
1,000,000	PUERTO RICO SALES TAX FING CORP SALES TAX REVENUE(b)	8/1/2033	3.37	599,620	837,690
500,000	PUERTO RICO SALES TAX FING CORP SALES TAX REVENUE	8/1/2057	1.14	500,000	298,600
750,000	QUAIL CREEK AZ CMNTY FACS DIST	7/15/2016	5.15	750,000	773,340
1,260,000	QUECHAN INDIAN TRIBE AZ FORT YUMA INDIAN RESERVATION	5/1/2025	9.75	1,260,000	1,358,293
2,000,000	RAILSPLITTER IL TOBACCO SETTLEMENT AUTH	6/1/2024	6.25	2,030,578	2,233,200
500,000	RED RIVER TX HLTH FACS DEV CORP FIRST MTGE REVENUE	1/1/2032	5.50	515,199	522,365
1,000,000	REDONDO BEACH CA UNIF SCH DIST(b)	8/1/2034	2.10	693,597	1,005,520
750,000	RENO NV SPARKS INDIAN COLONY	6/1/2021	5.00	765,006	785,482
500,000	RHODE ISLAND ST HLTH & EDUCTNL BLDG CORP	5/15/2030	6.25	493,705	589,465
1,000,000	RHODE ISLAND ST HSG & MTGE FIN CORP	10/1/2028	4.00	994,160	1,031,900
500,000	RICHMOND CA JT PWRS FING AUTH	7/1/2024	6.25	500,000	588,700
325,000	RICHMOND IN HOSP AUTH REVENUE	1/1/2029	6.50	315,539	380,422
3,000,000	ROBLA CA SCH DIST(b)	8/1/2036	15.56	718,591	933,930
500,000	S BAYSIDE CA WST MGMT AUTH SOL WST ENTERPRISE REVENUE	9/1/2029	6.25	513,953	578,845
1,000,000	S COAST IN CONSERVANCY DIST	1/1/2028	5.25	994,805	1,000,000
610,000	S WSTRN IL DEV AUTH	10/1/2022	7.00	610,000	634,821
195,000	S WSTRN IL DEV AUTH	11/1/2026	5.63	193,828	165,502
1,000,000	SACRAMENTO CA CITY FING AUTH(b)	12/1/2021	7.46	634,354	697,570
350,000	SACRAMENTO CNTY CA WTR FING AUTH REVENUE	6/1/2039	0.78	350,000	272,506
845,000	SADDLEBACK VLY CA UNIF SCH DIST PUBLIC FING AUTH	9/1/2017	5.65	845,000	848,456
1,000,000	SAGINAW MI HOSP FIN AUTH	7/1/2030	5.00	923,109	1,063,580
172,000	SAINT BERNARD PARISH LA HOME MTGE AUTH SF MTGE	3/1/2039	5.80	168,754	186,830
500,000	SAINT JOHNS CNTY FL INDL DEV AUTH REVENUE	8/1/2040	5.88	492,944	558,015
460,000	SAINT JOSEPH CNTY IN ECON DEV REVENUE	5/15/2026	6.00	343,673	477,112
500,000	SAINT JOSEPH CNTY IN ECON DEV REVENUE	5/15/2038	6.00	370,707	512,190
1,000,000	SAINT JOSEPH CNTY IN ECON DEV REVENUE	5/15/2039	6.25	1,017,007	1,039,930
425,694	SAINT JOSEPH CNTY IN HOSP AUTH HLTH FACS REVENUE(e)	2/15/2028	5.25	431,280	51,139
500,000	SAINT LOUIS CNTY MO INDL DEV AUTH	8/15/2032	5.88	500,000	511,390

See accompanying notes to the financial statements.	63	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2012

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value(a)	Percent of net assets
Municipal Bonds (Cont’d):
750,000	SAINT LOUIS CNTY MO INDL DEV AUTH SENIOR LIVING FACS	9/1/2042	5.00	$772,764	787,492
1,000,000	SAINT PETERSBURG FL PUBLIC UTILITIES REVENUE	10/1/2042	4.00	1,000,000	1,001,550
117,309	SAINT TAMMANY PARISH LA FIN AUTH SF MTGE REVENUE	12/1/2039	5.25	119,913	120,341
1,000,000	SALEM OR HOSP FAC AUTH REVENUE	5/15/2027	5.75	1,027,270	1,095,870
2,000,000	SALINE CNTY MO INDL DEV AUTH HLTH FACS REVENUE	12/1/2020	5.00	1,983,881	2,090,220
500,000	SALINE CNTY MO INDL DEV AUTH HLTH FACS REVENUE	12/1/2028	5.60	489,692	535,580
500,000	SAN DIEGO CA HSG AUTH MF HSG REVENUE	5/1/2029	5.00	500,000	546,345
500,000	SAN DIEGO CA REDEV AGY	9/1/2023	5.00	456,396	525,155
250,000	SAN JOAQUIN HILLS CA TRANSPRTN CORRIDOR AGY	1/15/2030	5.25	250,000	243,678
500,000	SANTA ANA CA CMNTY REDEV AGY	9/1/2022	6.00	495,463	584,865
1,000,000	SANTA BARBARA CA UNIF SCH DISTT(b)	8/1/2037	2.57	615,161	656,350
500,000	SANTA MONICA CA REDEV AGY	7/1/2036	5.88	519,103	593,530
1,450,000	SARASOTA CNTY FL HLTH FACS AUTH RETMNT FAC REVENUE	1/1/2027	5.50	1,211,225	1,553,791
500,000	SEMINOLE TRIBE FL SPL OBLG REVENUE(c)	10/1/2024	5.50	503,730	543,610
500,000	SEVEN OAKS FL CMNTY DEV DIST SPL ASSMNT REVENUE	5/1/2033	5.50	488,039	536,550
150,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(e)	1/1/2019	5.35	134,966	15,000
625,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(e)	1/1/2029	5.55	556,862	62,500
515,000	SOUTH CAROLINA ST EDU ASSISTANCE AUTH	10/1/2029	5.10	509,264	570,656
220,000	SOUTH CAROLINA ST HSG FIN & DEV AUTH MTGE REVENUE	7/1/2032	5.50	220,000	241,078
1,500,000	SOUTH CAROLINA ST JOBS-ECON DEV AUTH ECON DEV REVENUE	11/15/2030	5.63	1,434,764	1,505,250
356,475	SOUTH CAROLINA ST JOBS-ECON DEV AUTH REVENUE	11/15/2032	6.00	359,390	268,607
228,572	SOUTH CAROLINA ST JOBS-ECON DEV AUTH REVENUE(b)	11/15/2047	0.04	225,000	8,608
152,775	SOUTH CAROLINA ST JOBS-ECON DEV AUTH REVENUE(b)	11/15/2047	0.15	145,042	773
533,336	SOUTH CAROLINA ST JOBS-ECON DEV AUTH REVENUE	11/15/2047	6.00	525,169	373,687
338,000	SOUTHSIDE AZ CMNTY FACS DIST #1 SPL ASSMNT REVENUE PRESCOTT	7/1/2018	6.13	253,417	258,036
1,000,000	SPARKS NV REDEV AGY TAX INCR REVENUE	6/1/2020	7.25	991,541	1,060,430
1,000,000	SPARKS NV REDEV AGY TAX INCR REVENUE	1/15/2022	5.00	980,723	1,056,770
1,000,000	SPRINGFIELD IL ELEC REVENUE	3/1/2035	5.00	1,041,446	1,039,370
2,500,000	SULPHUR SPRINGS CA UNION SCH DIST COPS(b)	12/1/2037	1.37	1,875,127	2,607,900
500,000	TALLAHASSEE FL HLTH FACS REVENUE	12/1/2030	6.38	491,474	508,455

See accompanying notes to the financial statements.	64	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2012

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value(a)	Percent of net assets
Municipal Bonds (Cont’d):
915,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENU	2/15/2016	7.25	$915,000	917,443
750,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENU	11/15/2019	7.75	750,000	865,582
1,000,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENU	11/15/2026	6.00	1,023,449	1,068,810
1,000,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENU	5/15/2027	5.13	732,856	1,023,310
750,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENU	11/15/2036	6.00	765,183	797,468
1,150,000	TENNESSEE ST HSG DEV AGY	1/1/2031	3.30	1,150,000	1,167,940
710,000	TENNESSEE ST HSG DEV AGY	7/1/2038	5.45	710,000	749,277
2,000,000	TENNESSEE ST HSG DEV AGY	7/1/2043	3.80	2,000,000	2,013,660
155,000	TENNESSEE ST HSG DEV AGY MTGE FIN	7/1/2023	5.20	155,197	156,757
580,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS	7/1/2039	5.45	580,000	634,821
250,000	TEXAS ST MUNI GAS ACQUISITION & SPLY CORP I GAS SPLY REVENUE	12/15/2026	1.71	250,000	203,505
2,000,000	TEXAS ST PRIV ACTIVITY BOND SURFACE TRANSPRTN CORP REVENUE	6/30/2033	7.50	2,051,671	2,526,740
800,000	TEXAS ST STUDENT HSG AUTH REVENUE(e)	1/1/2033	11.00	800,000	8
360,257	TODD CREEK FARMS CO MET DIST #1 WTR & WSTWTR REVENUE(d)(e)	12/1/2009	4.75	356,355	180,129
300,000	TOLOMATO FL CDD	5/1/2017	6.38	300,000	141,381
115,000	TOLOMATO FL CDD	5/1/2017	6.38	115,000	111,918
100,000	TOLOMATO FL CDD	5/1/2017	6.38	100,000	1
10,000	TOLOMATO FL CDD	5/1/2017	6.38	10,000	5,507
35,000	TOLOMATO FL CDD(b)	5/1/2039	2.21	22,030	25,118
90,000	TOLOMATO FL CDD(b)	5/1/2040	2.13	56,642	51,854
50,000	TOLOMATO FL CDD(b)	5/1/2040	2.13	31,468	21,192
2,000,000	TORRANCE CA UNIF SCH DIST(b)	8/1/2023	9.54	1,048,155	1,369,220
1,000,000	TRACY CA JT UNIF SCH DIST(b)	8/1/2041	4.95	427,421	504,040
1,000,000	TRAVIS CNTY TX HLTH FACS DEV CORP	11/1/2016	6.25	1,000,000	1,026,920
1,000,000	TRAVIS CNTY TX HLTH FACS DEV CORP	1/1/2017	5.50	982,393	1,000,590
1,000,000	TRAVIS CNTY TX HLTH FACS DEV CORP	1/1/2022	6.00	990,584	1,042,520
840,000	TRAVIS CNTY TX HSG FIN CORP(e)	6/1/2035	9.25	840,000	41,966
500,000	TURLOCK CA PUBLIC FING AUTH WTR REVENUE	5/1/2032	4.75	523,974	537,955
1,250,000	TUSTIN CA UNIF SCH DIST(b)	8/1/2028	4.10	775,704	975,925
1,250,000	UPLAND CA COPS	1/1/2032	6.38	1,216,419	1,477,825
671,000	UTAH ASSOC MUNI POWER(d)	5/1/2022	4.75	671,000	619,400
600,000	UTAH ST CHRT SCH FIN AUTH CHRT SCH REVENUE	7/15/2018	6.38	600,000	634,110
500,000	UTAH ST CHRT SCH FIN AUTH CHRT SCH REVENUE	7/15/2020	5.75	469,587	537,260
500,000	UTAH ST CHRT SCH FIN AUTH CHRT SCH REVENUE	7/15/2025	6.50	500,000	554,895
1,000,000	UTAH ST HSG CORP MTGE REVENUE	7/1/2030	4.10	1,000,000	1,069,000
480,000	UTAH ST HSG CORP SF MTGE REVENUE	1/1/2032	4.95	480,000	523,502
730,000	UTAH ST HSG CORP SF MTGE REVENUE	1/1/2033	5.75	730,000	832,273
500,000	VANCOUVER WA HSG AUTH	3/1/2025	5.00	493,258	541,060

See accompanying notes to the financial statements.	65	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2012

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value(a)	Percent of net assets
Municipal Bonds (Cont’d):
1,240,000	VERMONT ST EDUCTNL & HLTH BLDGS FING AGY	12/1/2027	6.13	$1,223,721	1,244,451
1,000,000	VERMONT ST HSG FIN AGY MULTI FAMILY	8/15/2041	3.80	982,801	977,750
1,000,000	VIRGIN ISLANDS PUBLIC FIN AUTH REVENUE	10/1/2042	5.00	1,042,962	1,046,280
750,000	VIRGINIA ST HSG DEV AUTH	12/1/2038	4.60	746,327	804,233
1,000,000	VIRGINIA ST HSG DEV AUTH	12/1/2039	5.00	1,000,000	1,083,120
695,000	VIRGINIA ST HSG DEV AUTH CMWLTH MTGE	7/1/2025	6.00	695,000	793,933
945,000	VIRGINIA ST HSG DEV AUTH CMWLTH MTGE	7/1/2031	6.25	962,465	1,086,731
1,000,000	W CAMPUS HSG LLC AZ STUDENT HSG REVENUE	7/1/2025	5.00	888,658	1,013,350
230,000	W VLGS FL IMPT DIST(e)	5/1/2037	5.50	230,000	102,916
1,000,000	WASHINGTON ST HLTH CARE FACS AUTH	3/1/2029	7.13	976,532	1,224,500
500,000	WASHINGTON ST HSG FIN COMMISSION	10/1/2017	5.00	500,000	500,800
1,500,000	WASHINGTON ST HSG FIN COMMISSION	10/1/2022	6.00	1,500,000	1,506,420
1,000,000	WASHINGTON ST HSG FIN COMMISSION	7/15/2029	4.75	1,000,000	1,108,690
1,500,000	WASHINGTON ST HSG FIN COMMISSION	7/1/2030	3.50	1,500,000	1,530,435
1,150,000	WASHINGTON ST HSG FIN COMMISSION NONPROFIT REVENUE	1/1/2017	5.25	1,147,906	1,177,450
500,000	WATERLOO IA CMNTY SCH DIST SCH INFRASTRUCTURE SALES & SVCS T	7/1/2029	5.00	500,000	545,390
70,000	WATERS EDGE FL CDD CAPITAL IMPT REVENUE(d)(e)	11/1/2012	5.00	70,000	1
445,000	WATERS EDGE FL CDD CAPITAL IMPT REVENUE(b)	5/1/2039	1.14	353,805	209,270
6,000	WATERS EDGE FL CDD CAPITAL IMPT REVENUE	5/1/2039	5.35	9,500	6,041
750,000	WAYZATA MN SENIOR HSG REVENUE	11/1/2025	5.20	738,269	783,135
1,000,000	WEST TRAVIS CNTY TX PUBLIC UTILITY AGY REVENUE	8/15/2024	5.00	1,020,934	1,023,090
1,000,000	WISCONSIN ST GEN FUND ANNUAL APPROP REVENUE	5/1/2027	6.00	1,018,384	1,229,450
400,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	8/15/2023	5.60	400,327	405,056
1,000,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	7/1/2030	5.75	1,023,158	1,136,700
750,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	4/15/2033	6.40	751,862	756,382
500,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	8/15/2034	6.75	503,364	513,670
1,000,000	WISCONSIN ST HLTH &
	EDUCTNL FACS AUTH
	REVENUE	12/1/2034	6.31	1,000,000	550,110
500,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	2/15/2040	5.00	513,792	539,465
295,000	WSTRN GENERATION AGY OR COGENERATION PROJ REVENUE	1/1/2021	5.00	295,836	296,080
500,000	WYOMING CMNTY DEV AUTH STUDENTHSG REV	7/1/2031	6.25	500,000	564,250

See accompanying notes to the financial statements.	66	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2012

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value(a)	Percent of net assets
Municipal Bonds (Cont’d):
355,000	ZEPHYR RIDGE FL CDD CAPITAL IMPT REVENUE(e)	5/1/2013	5.25	$355,352	141,400
	Sub-total Municipal Bonds:			453,457,942	474,392,857	90.00%
Short-Term Investments:
18,121,788	NORTHERN INSTITUTIONAL FUNDS - TAX-EXEMPT PORTFOLIO, 0.01%(g)			18,121,788	18,121,788
	Sub-total Short-Term Investments:			18,121,788	18,121,788	3.44%
	Grand total(h)			$499,059,091	525,833,879	99.76%

Notes to Schedule of Investments:

(a)	Securities are valued in accordance with procedures described in note 2 to the financial statements.

(b)	For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(c)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of the Funds.

(d)	This security is being fair valued according to procedures adopted by the Board of Trustees.

(e)	Currently non-income producing assets. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(f)

Restricted security that has been deemed illiquid. At December 31, 2012, the value of these restricted illiquid securities amounted to approximately $289,470 or 0.05% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST
ILLINOIS ST FIN AUTH SPORTS FAC REVENUE, 6.13%, 10/1/27	9/28/07	$728,963
ILLINOIS ST FIN AUTH SPORTS FAC REVENUE, 6.25%, 10/1/37	9/28/07	483,580
MASHANTUCKET WSTRN PEQUOT TRIBE CT, 5.50%, 9/1/36	7/19/06	509,675

(g)	The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds.
At December 31, 2011, the value of the Clearwater Tax-Exempt Bond Fund’s investment in the Tax-Exempt Portfolio of the Northern Institutional Funds was approximately $11,769,850 with net purchases of approximately $6,351,938 during the fiscal year ended December 31, 2012.

(h)

At December 31, 2012, the cost for Federal income tax purposes was $499,059,091. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

Gross unrealized appreciation	$45,430,055
Gross unrealized depreciation	(18,655,267)
Net unrealized appreciation	$26,774,788

See accompanying notes to the financial statements.	67	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2012

Diversification of investments representing geographic diversification, as a percentage of total invesments at fair value, is as follows:

Geographical Diversification	Percent
California	11.44%
Illinois	8.65
Texas	7.10
Ohio	6.59
Florida	5.61
Indiana	4.53
Arizona	3.60
Pennsylvania	3.53
New Jersey	3.30
New York	3.12
Other	42.53
100.00%

See accompanying notes to the financial statements.	68	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments – Clearwater Tax-Exempt Bond Fund
December 31, 2012

See accompanying notes to the financial statements.	69	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2012

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Argentina:
144,099	ARCOS DORADOS HOLDINGS, INC., CLASS A	$2,073,729	1,723,424
		2,073,729	1,723,424	0.42%
Australia:
9,284	AGL ENERGY LTD.	105,943	149,089
51,722	ALUMINA LTD.	50,177	50,014
36,255	AMP LTD.	95,058	184,281
10,115	APA GROUP	50,066	58,387
11,099	ASCIANO LTD.	49,426	54,242
4,593	ASX LTD.	114,203	149,845
25,843	AURIZON HOLDINGS LTD.	91,220	101,496
50,341	AUSTRALIA & NEW ZEALAND BANKING GROUP LTD.	712,399	1,317,973
6,281	BENDIGO AND ADELAIDE BANK LTD.	52,780	56,005
179,910	BGP HOLDINGS PLC - (FRACTIONAL SHARES)(b)	-	-
60,332	BHP BILLITON LTD.	1,453,162	2,356,152
10,199	BORAL LTD.	28,970	46,913
38,613	BRAMBLES LTD.	218,269	307,287
373,378	CARDNO LTD.	2,900,058	2,732,485
25,256	CENTRO RETAIL AUSTRALIA	52,870	59,796
40,505	CFS RETAIL PROPERTY TRUST GROUP	46,791	81,160
10,606	COCA-COLA AMATIL LTD.	91,642	149,114
971	COCHLEAR LTD.	35,893	80,330
23,113	COMMONWEALTH BANK OF AUSTRALIA	959,865	1,501,361
1,113	COMPUTERSHARE LTD.	5,565	10,481
263,286	CREDIT CORP. GROUP LTD.	2,069,632	2,222,980
9,576	CSL LTD.	226,091	540,968
389,188	DECMIL GROUP LTD.	1,106,503	1,043,577
85,105	DEXUS PROPERTY GROUP	62,970	90,237
8,477	ECHO ENTERTAINMENT GROUP LTD.	19,848	30,566
373,064	EMECO HOLDINGS LTD.	283,607	236,974
21,110	FORTESCUE METALS GROUP LTD.	37,574	104,734
18,737	GOODMAN GROUP	48,414	85,242
29,308	ILUKA RESOURCES LTD.	316,664	284,017
36,603	INCITEC PIVOT LTD.	83,901	124,385
47,825	INSURANCE AUSTRALIA GROUP LTD.	120,292	235,200
2,773	LEIGHTON HOLDINGS LTD.	49,627	52,172
10,015	LEND LEASE GROUP	61,130	97,571
9,837	MACQUARIE GROUP LTD.	195,127	365,843
13,956	METCASH LTD.	38,758	48,601
37,974	MIRVAC GROUP	50,570	59,176
54,636	MONADELPHOUS GROUP LTD.	1,186,679	1,401,345
39,852	NATIONAL AUSTRALIA BANK LTD.	675,928	1,042,241
9,984	NEWCREST MINING LTD.	240,151	233,096
3,475	ORICA LTD.	85,253	91,380
12,164	ORIGIN ENERGY LTD.	125,371	148,859
6,634	OZ MINERALS LTD.	49,799	47,237
453,290	PACIFIC BRANDS LTD.	263,126	295,741
416	PERPETUAL LTD.	7,027	15,149
36,732	QANTAS AIRWAYS LTD.(b)	46,697	57,754
3,611	QBE INSURANCE GROUP LTD.	49,104	41,330
2,468	RAMSAY HEALTH CARE LTD.	49,765	70,117
7,202	RIO TINTO LTD.	402,208	501,288
118,297	SAI GLOBAL LTD.	492,324	527,002
22,469	SANTOS LTD.	244,511	263,146
4,898	SHOPPING CENTRES AUSTRALASIA PROPERTY GROUP(b)	7,202	7,629
1,033,482	SLATER & GORDON LTD.	2,130,929	2,274,782
9,824	SONIC HEALTHCARE LTD.	79,849	137,182
11,895	SUNCORP GROUP LTD.	126,410	126,467
8,477	TABCORP HOLDINGS LTD.	15,377	27,091
8,846	TATTS GROUP LTD.	14,773	27,852
54,293	TELSTRA CORP. LTD.	225,744	247,332
22,161	TOLL HOLDINGS LTD.	98,848	106,090
21,881	TRANSURBAN GROUP	88,365	138,969
219,954	WEBJET LTD.	932,875	996,603
11,197	WESFARMERS LTD.	408,869	432,074
42,659	WESTFIELD GROUP	253,085	470,716
35,413	WESTFIELD RETAIL TRUST	53,180	111,455

See accompanying notes to the financial statements.	70	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2012

Shares	Security	Cost	Fair value (a)	Percent of net assets
Australia (Cont’d):
60,789	WESTPAC BANKING CORP.	$872,864	1,661,875
32,555	WHITEHAVEN COAL LTD.	99,446	120,381
13,603	WOODSIDE PETROLEUM LTD.	455,825	484,803
22,832	WOOLWORTHS LTD.	435,292	697,840
3,542	WORLEYPARSONS LTD.	57,010	87,378
		22,158,951	27,960,858	6.85%
Austria:
26,945	ANDRITZ A.G.	1,622,111	1,731,167
3,566	ERSTE GROUP BANK A.G.(b)	63,770	114,025
33,719	IMMOFINANZ A.G.	94,190	142,154
3,309	RAIFFEISEN BANK INTERNATIONAL A.G.	106,621	138,319
313	STRABAG S.E. (BEARER)	5,505	8,442
19,070	TELEKOM AUSTRIA A.G.	124,529	144,308
27,600	WIENERBERGER A.G.	213,061	254,263
		2,229,787	2,532,678	0.62%
Bahamas:
16,410	STEINER LEISURE LTD.(b)	777,562	790,798
		777,562	790,798	0.19%
Belgium:
9,207	AGEAS	155,603	274,697
13,822	ANHEUSER-BUSCH INBEV N.V.	502,521	1,207,885
10,910	BARCO N.V.	740,520	785,581
1,645	COLRUYT S.A.	74,892	81,676
13,233	GROUPE BRUXELLES LAMBERT S.A.	1,093,923	1,043,213
4,347	KBC GROEP N.V.	101,356	151,309
415	SOLVAY S.A.	57,004	59,740
1,066	TELENET GROUP HOLDING N.V.	50,357	49,531
1,091	UCB S.A.	30,548	62,764
1,457	UMICORE S.A.	72,577	80,340
		2,879,301	3,796,736	0.93%
Bermuda:
52,194	LAZARD LTD., CLASS A	1,503,652	1,557,469
		1,503,652	1,557,469	0.38%
Brazil:
77,661	BRASIL FOODS S.A. ADR(c)	1,438,817	1,639,424
13,600	CIA DE SANEAMENTO DE MINAS GERAIS-COPASA	328,620	290,598
5,900	LOJAS RENNER S.A.	217,003	229,805
		1,984,440	2,159,827	0.53%
Canada:
29,100	AGF MANAGEMENT LTD., CLASS B	309,797	290,210
1,935	AGNICO-EAGLE MINES LTD.	87,643	101,409
3,934	AGRIUM, INC.	176,472	392,095
4,900	ARC RESOURCES LTD.	108,943	120,394
44,600	ATS AUTOMATION TOOLING SYSTEMS, INC.(b)	401,190	394,123
4,909	BANK OF MONTREAL	286,742	300,354
12,806	BANK OF NOVA SCOTIA	606,324	739,753
14,377	BARRICK GOLD CORP.	469,761	503,274
3,479	BAYTEX ENERGY CORP.	151,408	149,939
3,700	BCE, INC.	156,653	158,571
1,900	BELL ALIANT, INC.	51,733	50,274
3,100	BONAVISTA ENERGY CORP.	50,156	46,187
13,183	BROOKFIELD ASSET MANAGEMENT, INC., CLASS A	220,688	482,948
11,740	CAE, INC.	85,345	118,852
11,081	CAMECO CORP.	198,977	218,233
46,300	CANACCORD FINANCIAL, INC.	237,982	311,863
6,440	CANADIAN IMPERIAL BANK OF COMMERCE	260,643	517,751
21,692	CANADIAN NATIONAL RAILWAY CO.	1,910,278	1,974,189
9,614	CANADIAN NATIONAL RAILWAY CO.	389,611	873,060
19,866	CANADIAN NATURAL RESOURCES LTD.	433,114	571,994
4,722	CANADIAN OIL SANDS LTD.	97,388	95,750
4,295	CANADIAN PACIFIC RAILWAY LTD.	154,434	435,675
9,003	CENOVUS ENERGY, INC.	271,843	301,307
5,200	CENTERRA GOLD, INC.	48,907	48,670
10,919	CGI GROUP, INC., CLASS A(b)	90,696	251,816

See accompanying notes to the financial statements.	71	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2012

Shares	Security	Cost	Fair value (a)	Percent of net assets
Canada (Cont’d):
3,131	CRESCENT POINT ENERGY CORP.	$89,474	118,416
21,200	DOREL INDUSTRIES, INC., CLASS B	765,777	766,201
15,478	ELDORADO GOLD CORP.	198,459	199,174
3,700	ENBRIDGE, INC.	145,943	160,022
9,252	ENCANA CORP.	190,539	182,864
29,700	ENERFLEX LTD.	343,284	357,702
32,600	ENSIGN ENERGY SERVICES, INC.	509,675	503,732
211	FAIRFAX FINANCIAL HOLDINGS LTD.	52,589	76,057
2,200	FINNING INTERNATIONAL, INC.	51,485	54,342
5,096	FIRST QUANTUM MINERALS LTD.	98,955	112,248
3,100	FORTIS, INC.	105,357	106,647
1,983	FRANCO-NEVADA CORP.	94,697	113,195
22,700	GENWORTH MI CANADA, INC.	467,217	515,525
3,052	GILDAN ACTIVEWEAR, INC.	33,435	111,470
12,908	GOLDCORP, INC.	410,214	474,561
2,200	GREAT-WEST LIFECO, INC.	49,273	53,855
32,751	HOME CAPITAL GROUP, INC.	1,650,550	1,944,910
62,500	HUDBAY MINERALS, INC.	596,862	629,587
8,953	HUSKY ENERGY, INC.	227,518	264,621
4,003	IAMGOLD CORP.	28,201	45,837
2,500	IGM FINANCIAL, INC.	100,363	104,554
304	IMPERIAL OIL LTD.	9,319	13,059
1,100	INMET MINING CORP.	53,339	81,845
800	INTACT FINANCIAL CORP.	49,979	52,092
11,900	KINROSS GOLD CORP.	98,714	115,566
1,500	LOBLAW COS. LTD.	53,150	63,230
4,738	MAGNA INTERNATIONAL, INC.	61,549	236,638
34,374	MANULIFE FINANCIAL CORP.	420,235	466,867
3,469	METHANEX CORP.	31,828	110,483
1,000	METRO, INC.	54,328	63,667
26,100	MULLEN GROUP LTD.	594,865	548,396
2,810	NATIONAL BANK OF CANADA	214,109	218,201
4,300	NEW GOLD, INC.(b)	41,682	47,595
10,281	NEXEN, INC.	165,994	274,622
2,600	ONEX CORP.	105,376	109,442
1,641	OPEN TEXT CORP.(b)	72,477	91,775
10,000	OSISKO MINING CORP.(b)	81,325	80,426
4,753	PAN AMERICAN SILVER CORP.	88,411	89,068
6,322	PEMBINA PIPELINE CORP.	85,382	180,883
19,434	PENGROWTH ENERGY CORP.	99,676	96,711
7,900	PENN WEST PETROLEUM LTD.	85,291	85,775
50,391	POTASH CORP. OF SASKATCHEWAN, INC.	2,044,957	2,050,410
14,521	POTASH CORP. OF SASKATCHEWAN, INC.	406,729	590,942
4,200	POWER CORP. OF CANADA	105,623	107,164
1,900	POWER FINANCIAL CORP.	52,279	52,032
7,700	RESEARCH IN MOTION LTD.(b)	85,461	91,344
2,701	RITCHIE BROS AUCTIONEERS, INC.	50,064	56,344
11,804	ROGERS COMMUNICATIONS, INC., CLASS B	297,723	535,909
28,202	ROYAL BANK OF CANADA	984,939	1,697,734
2,400	SAPUTO, INC.	103,951	121,387
9,661	SHAW COMMUNICATIONS, INC., CLASS B	153,543	221,833
3,394	SHOPPERS DRUG MART CORP.	145,104	146,037
2,600	SILVER WHEATON CORP.	100,384	93,733
2,700	SNC-LAVALIN GROUP, INC.	100,003	109,444
13,665	SUN LIFE FINANCIAL, INC.	280,304	362,266
30,795	SUNCOR ENERGY, INC.	760,915	1,012,672
24,791	TALISMAN ENERGY, INC.	289,882	280,385
7,378	TECK RESOURCES LTD., CLASS B	246,013	268,136
800	TELUS CORP.	49,597	52,357
2,274	TELUS CORP. (NON VOTING)	59,716	147,866
4,489	TIM HORTONS, INC.	137,057	220,366
18,042	TORONTO-DOMINION BANK (THE)	792,660	1,519,069
1,800	TOURMALINE OIL CORP.(b)	51,783	56,514
8,260	TRANSALTA CORP.	129,937	125,557
3,885	TRANSCANADA CORP.	129,654	183,646
32,500	TRICAN WELL SERVICE LTD.	422,140	428,672
3,842	VALEANT PHARMACEUTICALS INTERNATIONAL, INC.(b)	223,633	229,199
2,256	VERMILION ENERGY, INC.	83,841	117,869

See accompanying notes to the financial statements.	72	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2012

Shares	Security	Cost	Fair value (a)	Percent of net assets
Canada (Cont’d):
19,653	YAMANA GOLD, INC.	$186,540	338,055
		24,408,056	30,587,494	7.50%
China:
178,500	AAC TECHNOLOGIES HOLDINGS, INC.	619,927	631,161
636,000	ANHUI EXPRESSWAY CO. LTD., CLASS H	320,679	362,221
4,064	BAIDU, INC. ADR(b)(c)	384,505	407,579
1,038,000	CHINA MEDICAL SYSTEM HOLDINGS LTD.	593,937	805,464
1,532,000	KINGDEE INTERNATIONAL SOFTWARE GROUP CO. LTD.(b)	310,518	290,912
884,000	SHANDONG WEIGAO GROUP MEDICAL POLYMER CO. LTD., CLASS H	1,220,778	883,237
33,000	TENCENT HOLDINGS LTD.	1,177,595	1,073,982
728,000	WANT WANT CHINA HOLDINGS LTD.	1,075,498	1,014,232
		5,703,437	5,468,788	1.34%
Denmark:
10	A.P. MOELLER - MAERSK A/S, CLASS A	46,408	71,213
24	A.P. MOELLER - MAERSK A/S, CLASS B	125,436	183,707
11,397	CARLSBERG A/S, CLASS B	896,574	1,120,491
1,500	COLOPLAST A/S, CLASS B	27,666	73,516
13,100	DANSKE BANK A/S(b)	138,182	222,706
200	FLSMIDTH & CO. A/S	6,013	11,684
13,065	NOVO NORDISK A/S ADR(c)	2,212,191	2,132,339
5,916	NOVO NORDISK A/S, CLASS B	502,317	966,200
81,797	NOVOZYMES A/S, CLASS B	2,278,298	2,314,900
10,488	PANDORA A/S	73,214	231,101
15,973	TDC A/S	107,272	113,196
325	TOPDANMARK A/S(b)	33,362	69,727
		6,446,933	7,510,780	1.84%
Finland:
64,170	AMER SPORTS OYJ	823,361	958,581
2,638	ELISA OYJ	55,816	58,949
4,509	FORTUM OYJ	87,100	84,794
57,270	HUHTAMAKI OYJ	944,354	929,249
1,396	KESKO OYJ, CLASS B	30,705	45,758
2,451	KONE OYJ, CLASS B	86,493	181,490
1,849	METSO OYJ	62,227	80,548
11,359	NESTE OIL OYJ	110,935	148,102
61,900	NOKIA OYJ	203,584	243,428
2,240	NOKIAN RENKAAT OYJ	31,307	90,135
10,565	POHJOLA BANK PLC, CLASS A	85,425	157,767
15,829	STORA ENSO OYJ, CLASS R	75,698	111,956
11,934	UPM-KYMMENE OYJ	99,928	141,818
2,352	WARTSILA OYJ ABP	56,960	104,028
		2,753,893	3,336,603	0.82%
France:
2,714	ACCOR S.A.	79,810	97,353
3,200	AIR FRANCE-KLM(b)	22,485	30,446
3,721	AIR LIQUIDE S.A.	453,907	466,303
4,036	ALSTOM S.A.	142,736	165,383
1,165	ARKEMA S.A.	98,308	122,493
30,343	AXA S.A.	403,058	548,843
16,306	BNP PARIBAS S.A.	672,088	919,122
3,068	CAP GEMINI S.A.	111,960	133,703
12,351	CARREFOUR S.A.	296,772	319,835
2,177	CASINO GUICHARD PERRACHON S.A.	172,738	209,415
994	CHRISTIAN DIOR S.A.	84,311	171,848
8,977	CIE DE ST-GOBAIN	309,749	384,113
2,998	CIE GENERALE DE GEOPHYSIQUE - VERITAS(b)	87,186	90,356
3,404	CIE GENERALE DES ETABLISSEMENTS MICHELIN	180,725	322,709
1,900	CIE GENERALE D’OPTIQUE ESSILOR INTERNATIONAL S.A.	189,479	192,642
16,517	CREDIT AGRICOLE S.A.(b)	122,492	134,103
11,712	DANONE S.A.	612,831	773,807
3,633	EDENRED	65,572	112,976
14,107	ELECTRICITE DE FRANCE S.A.	261,183	264,397

See accompanying notes to the financial statements.	73	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2012

Shares	Security	Cost	Fair value (a)	Percent of net assets
France (Cont’d):
1,612	EURAZEO	$53,525	78,203
6,181	EUROPEAN AERONAUTIC DEFENCE AND SPACE
	CO. N.V.	78,384	242,254
1,636	EUTELSAT COMMUNICATIONS S.A.	49,913	54,321
564	GECINA S.A.	51,331	62,948
6,795	GROUPE EUROTUNNEL S.A. (REGISTERED)	51,329	52,466
304	ILIAD S.A.	29,549	52,329
14,770	IPSOS	469,780	550,543
2,335	KLEPIERRE	57,367	94,114
4,713	LAFARGE S.A.	166,939	302,000
1,212	LAGARDERE S.C.A.	30,640	41,153
4,882	LEGRAND S.A.	111,114	206,054
23,981	L’OREAL S.A.	2,935,661	3,349,908
11,662	LVMH MOET HENNESSY LOUIS VUITTON S.A.	1,567,288	2,173,179
15,891	NATIXIS	55,209	54,977
3,500	PERNOD-RICARD S.A.	239,500	411,554
948	PPR	172,811	176,691
14,352	PUBLICIS GROUPE S.A.	450,675	859,910
5,954	RENAULT S.A.	173,471	328,493
2,397	SAFRAN S.A.	103,557	104,594
18,127	SANOFI	1,018,143	1,719,077
11,344	SCHNEIDER ELECTRIC S.A.	504,223	846,075
1,813	SCOR S.E.	36,441	48,886
5,515	SES S.A.	114,220	159,542
468	SOCIETE BIC S.A.	50,420	55,868
12,879	SOCIETE GENERALE S.A.(b)	453,713	484,433
41,523	SOCIETE TELEVISION FRANCAISE 1	390,640	492,896
4,172	SODEXO	221,116	349,595
13,444	SODEXO PRIME FIDELITE	721,006	1,130,737
673	TECHNIP S.A.	59,257	77,482
6,700	TELEPERFORMANCE S.A.	205,373	242,819
59,569	TOTAL S.A.	3,085,810	3,083,143
1,808	UNIBAIL-RODAMCO S.E.	228,178	442,610
2,466	VALLOUREC S.A.	112,671	128,692
24,299	VEOLIA ENVIRONNEMENT S.A.	258,576	296,201
7,810	VINCI S.A.	316,569	371,696
20,807	VIVENDI S.A.	406,810	468,566
1,345	WENDEL S.A.	91,561	139,244
480	ZODIAC AEROSPACE	50,096	53,608
		19,540,256	25,246,708	6.19%
Germany:
3,492	ADIDAS A.G.	145,098	311,201
8,718	ALLIANZ S.E. (REGISTERED)	780,413	1,207,762
17,269	BASF S.E.	720,825	1,623,135
15,596	BAYER A.G. (REGISTERED)	850,530	1,481,035
3,195	BAYERISCHE MOTOREN WERKE A.G.	287,107	308,132
1,591	BEIERSDORF A.G.	86,858	130,000
435	BRENNTAG A.G.	47,835	57,149
7,652	CELESIO A.G.	109,250	131,780
102,069	COMMERZBANK A.G.(b)	178,818	194,243
916	CONTINENTAL A.G.	47,943	105,986
31,948	CTS EVENTIM A.G.	947,860	1,124,253
17,639	DAIMLER A.G. (REGISTERED)	589,913	963,878
13,070	DEUTSCHE BANK A.G. (REGISTERED)	478,830	569,427
13,908	DEUTSCHE BOERSE A.G.	739,792	848,888
3,261	DEUTSCHE LUFTHANSA A.G. (REGISTERED)	35,709	61,295
19,219	DEUTSCHE POST A.G. (REGISTERED)	228,974	421,421
23,764	DEUTSCHE TELEKOM A.G. (REGISTERED)	271,365	269,988
1,565	FRESENIUS MEDICAL CARE A.G. & CO. KGAA	88,330	108,129
2,289	FRESENIUS S.E. & CO. KGAA	150,261	263,448
1,527	GEA GROUP A.G.	49,653	49,320
9,320	GERRESHEIMER A.G.	469,617	493,419
2,580	HANNOVER RUECKVERSICHERUNG A.G. (REGISTERED)	110,106	200,813
23,070	HEIDELBERGCEMENT A.G.	1,037,374	1,397,643
2,600	HOCHTIEF A.G.(b)	108,936	151,074
21,437	INFINEON TECHNOLOGIES A.G.	120,692	173,956
37,820	JENOPTIK A.G.	336,539	368,616
1,045	K+S A.G. (REGISTERED)	44,974	48,314

See accompanying notes to the financial statements.	74	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2012

Shares	Security	Cost	Fair value (a)	Percent of net assets
Germany (Cont’d):
1,680	KABEL DEUTSCHLAND HOLDING A.G.	$100,991	125,628
29,520	KLOECKNER & CO. S.E.(b)	297,635	349,492
1,013	LANXESS A.G.	69,793	88,594
1,803	LINDE A.G.	307,869	314,424
465	MAN S.E.	50,636	49,722
1,025	MERCK KGAA	86,079	135,236
4,041	MUENCHENER RUECKVERSICHERUNGS A.G. (REGISTERED)	512,591	725,535
2,570	RATIONAL A.G.	642,664	740,156
8,089	RWE A.G.	329,670	333,936
2,588	SALZGITTER A.G.	129,200	134,862
18,062	SAP A.G.	753,061	1,446,883
15,642	SIEMENS A.G. (REGISTERED)	1,039,593	1,700,122
7,661	THYSSENKRUPP A.G.	152,398	180,005
7,071	TUI A.G.(b)	57,698	73,346
483	VOLKSWAGEN A.G.	48,103	103,764
8,488	WINCOR NIXDORF A.G.	317,452	397,563
61,274	WIRECARD A.G.	1,405,672	1,502,672
		15,364,707	21,466,245	5.26%
Greece:
3,332	COCA COLA HELLENIC BOTTLING CO. S.A.	76,471	78,827
63,630	JUMBO S.A.	409,127	503,281
27,055	METKA S.A.	248,841	352,753
		734,439	934,861	0.23%
Hong Kong:
208,600	AIA GROUP LTD.	682,342	831,363
82,500	BOC HONG KONG HOLDINGS LTD.	169,112	258,826
6,588,600	BONJOUR HOLDINGS LTD.	848,940	832,670
28,000	CHEUNG KONG HOLDINGS LTD.	277,057	433,408
10,000	CHEUNG KONG INFRASTRUCTURE HOLDINGS LTD.	46,496	61,430
36,500	CLP HOLDINGS LTD.	253,113	306,501
27,800	ESPRIT HOLDINGS LTD.	35,637	38,870
26,000	GALAXY ENTERTAINMENT GROUP LTD.(b)	67,404	103,710
50,014	GUOCO GROUP LTD.	417,780	603,261
44,000	HANG LUNG PROPERTIES LTD.	116,126	176,418
15,400	HANG SENG BANK LTD.	176,972	237,905
13,000	HENDERSON LAND DEVELOPMENT CO. LTD.	45,544	92,605
19,000	HONG KONG & CHINA GAS CO. LTD.	51,319	52,357
10,300	HONG KONG EXCHANGES AND CLEARING LTD.	175,585	177,443
400	HOPEWELL HIGHWAY INFRASTRUCTURE LTD.	229	223
88,500	HOPEWELL HOLDINGS LTD.	337,564	382,666
41,000	HUTCHISON WHAMPOA LTD.	238,015	434,941
12,000	HYSAN DEVELOPMENT CO. LTD.	49,052	58,033
27,000	KERRY PROPERTIES LTD.	90,767	141,024
120,000	LI & FUNG LTD.	153,985	215,580
40,500	LINK REIT (THE)	84,196	202,558
30,500	MTR CORP. LTD.	88,703	120,734
54,000	NEW WORLD DEVELOPMENT CO. LTD.	62,818	84,747
43,500	NWS HOLDINGS LTD.	52,824	74,247
190,000	PCCW LTD.	77,805	83,688
6,668,300	PICO FAR EAST HOLDINGS LTD.	1,761,686	1,992,665
1,942,500	PORTS DESIGN LTD.	1,477,795	1,553,885
24,000	POWER ASSETS HOLDINGS LTD.	139,092	205,682
48,000	SANDS CHINA LTD.	128,061	215,009
22,000	SHANGRI-LA ASIA LTD.	29,501	44,330
59,400	SINO LAND CO. LTD.	80,601	107,577
2,800	SINO-FOREST CORP.(b)(d)	50,555	-
25,000	SJM HOLDINGS LTD.	52,349	58,831
241,500	STELLA INTERNATIONAL HOLDINGS LTD.	635,651	654,660
11,000	SUN HUNG KAI PROPERTIES LTD.	109,933	166,025
19,000	SWIRE PACIFIC LTD., CLASS A	127,857	236,111
633,000	TECHTRONIC INDUSTRIES CO.	1,152,933	1,199,911
3,000	TELEVISION BROADCASTS LTD.	9,222	22,499
298,000	TEXWINCA HOLDINGS LTD.	236,882	284,614
65,500	VTECH HOLDINGS LTD.	774,123	735,946
19,000	WHEELOCK & CO. LTD.	30,489	96,691

See accompanying notes to the financial statements.	75	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2012

Shares	Security	Cost	Fair value (a)	Percent of net assets
Hong Kong (Cont’d):
30,000	WYNN MACAU LTD.(b)	$50,423	82,678
4,785,400	XTEP INTERNATIONAL HOLDINGS	2,053,919	2,070,850
360,500	YINGDE GASES GROUP CO.	355,161	370,930
80,000	YUE YUEN INDUSTRIAL HOLDINGS LTD.	214,234	270,072
		14,069,852	16,374,174	4.01%
Ireland:
10,242	ACCENTURE PLC, CLASS A	329,345	681,093
43,898	COVIDIEN PLC	1,933,418	2,534,671
14,588	CRH PLC	212,444	304,942
306	CRH PLC (DUBLIN EXCHANGE)	5,188	6,350
5,080	ELAN CORP. PLC(b)	29,005	52,463
6,217	EXPERIAN PLC	73,481	100,450
124,830	HENDERSON GROUP PLC	245,162	276,969
26,828	ICON PLC ADR(b)(c)	508,477	744,745
6,478	JAMES HARDIE INDUSTRIES PLC	53,712	62,670
929	KERRY GROUP PLC, CLASS A	50,775	49,312
124	PROTHENA CORP. PLC(b)	556	908
9,299	SHIRE PLC	267,371	285,600
48,323	UBM PLC	516,779	558,234
		4,225,713	5,658,407	1.39%
Israel:
13,950	BANK HAPOALIM B.M.(b)	48,718	60,014
53	ISRAEL (THE) CORP. LTD.	37,899	34,805
1,820	ISRAEL CHEMICALS LTD.	21,615	21,941
659	MELLANOX TECHNOLOGIES LTD.(b)	55,022	39,668
5,900	MIZRAHI TEFAHOT BANK LTD.(b)	51,135	60,955
1,494	NICE SYSTEMS LTD.(b)	50,675	50,054
5,692	TEVA PHARMACEUTICAL INDUSTRIES LTD. ADR(c)	229,651	212,539
		494,715	479,976	0.12%
Italy:
45,194	AMPLIFON S.P.A.	191,093	224,519
18,467	ASSICURAZIONI GENERALI S.P.A.	269,601	336,851
2,238	ATLANTIA S.P.A.	25,873	40,591
166,331	AZIMUT HOLDING S.P.A.	2,087,018	2,399,971
37,200	BANCO POPOLARE SCARL(b)	61,868	62,267
57,599	ENEL GREEN POWER S.P.A.	98,098	107,724
84,176	ENEL S.P.A.	307,528	350,204
49,857	ENI S.P.A.	958,264	1,229,949
3,610	EXOR S.P.A.	90,616	90,959
24,375	FIAT INDUSTRIAL S.P.A.	141,398	267,259
10,222	FIAT S.P.A.(b)	27,207	51,633
10,070	FINMECCANICA S.P.A.(b)	50,331	58,360
65,001	INTESA SANPAOLO S.P.A.	105,892	112,452
2,826	LUXOTTICA GROUP S.P.A.	118,626	117,423
34,777	MEDIOLANUM S.P.A.	120,164	177,048
32	PRYSMIAN S.P.A.	318	647
4,376	SAIPEM S.P.A.	190,726	169,777
57,530	SNAM S.P.A.	249,716	267,518
7,497	TENARIS S.A.	100,711	156,282
34,652	TERNA RETE ELETTRICA NAZIONALE S.P.A.	130,368	138,774
10,464	UNICREDIT S.P.A.(b)	52,057	51,672
25,343	UNIONE DI BANCHE ITALIANE S.C.P.A.	103,374	118,209
		5,480,847	6,530,089	1.60%
Japan:
19,794	ADERANS CO. LTD.(b)	230,091	261,527
4,700	AEON CO. LTD.	52,433	53,724
10,400	AEON CREDIT SERVICE CO. LTD.	165,828	209,978
76,200	AEON DELIGHT CO. LTD.	1,553,600	1,489,854
1,100	AEON MALL CO. LTD.	23,091	26,887
2,300	AISIN SEIKI CO. LTD.	37,584	71,731
17,000	AJINOMOTO CO., INC.	136,093	224,929
2,000	AMADA CO. LTD.	10,582	13,014
17,000	AOZORA BANK LTD.	53,794	52,235
36,100	ASAHI CO. LTD.	561,894	516,732
16,000	ASAHI GLASS CO. LTD.	120,885	116,246

See accompanying notes to the financial statements.	76	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2012

Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont’d):
5,600	ASAHI GROUP HOLDINGS LTD.	$85,235	118,704
31,000	ASAHI KASEI CORP.	147,138	183,065
77,800	ASICS CORP.	1,063,884	1,185,271
7,400	ASTELLAS PHARMA, INC.	236,149	332,418
5,000	BANK OF KYOTO (THE) LTD.	43,972	42,068
37,000	BANK OF YOKOHAMA (THE) LTD.	164,514	171,748
1,300	BENESSE HOLDINGS, INC.	48,395	53,883
13,800	BRIDGESTONE CORP.	205,726	357,711
5,200	BROTHER INDUSTRIES LTD.	38,445	56,104
20,100	CANON, INC.	672,638	788,366
1,000	CASIO COMPUTER CO. LTD.	7,474	8,769
15,000	CHIBA BANK (THE) LTD.	81,968	87,760
4,500	CHUGAI PHARMACEUTICAL CO. LTD.	82,278	86,243
11,800	CHUGOKU ELECTRIC POWER (THE) CO., INC.	185,442	185,046
7,900	CITIZEN HOLDINGS CO. LTD.	31,581	41,761
49,436	CREDIT SAISON CO. LTD.	605,262	1,236,230
11,000	DAIDO STEEL CO. LTD.	45,649	55,214
103	DAI-ICHI LIFE INSURANCE (THE) CO. LTD.	120,497	144,926
9,800	DAIICHI SANKYO CO. LTD.	166,638	150,327
4,500	DAIKIN INDUSTRIES LTD.	124,473	154,622
10,000	DAIWA HOUSE INDUSTRY CO. LTD.	103,706	172,067
31,000	DAIWA SECURITIES GROUP, INC.	119,396	172,660
64,800	DENA CO. LTD.	2,028,069	2,130,680
8,200	DENSO CORP.	185,234	285,318
2,800	DENTSU, INC.	46,871	75,213
48,000	DESCENTE LTD.	278,723	294,565
13,000	DOWA HOLDINGS CO. LTD.	55,385	84,218
7,000	EAST JAPAN RAILWAY CO.	392,789	452,594
2,200	EISAI CO. LTD.	67,604	91,859
179	EPS CORP.	514,491	458,630
1,800	FAMILYMART CO. LTD.	52,590	74,096
14,100	FANUC CORP.	2,036,196	2,622,090
1,100	FAST RETAILING CO. LTD.	136,395	279,371
11,000	FUJI HEAVY INDUSTRIES LTD.	57,631	138,504
6,300	FUJIFILM HOLDINGS CORP.	113,804	126,892
44,000	FUJITSU LTD.	171,664	184,742
11,000	FUKUOKA FINANCIAL GROUP, INC.	36,036	44,027
32,000	FURUKAWA ELECTRIC CO. LTD.(b)	65,376	71,900
64,300	GREE, INC.	1,118,923	996,942
6,000	GUNMA BANK (THE) LTD.	31,571	29,192
1,500	HAMAMATSU PHOTONICS K.K.	52,686	54,116
11,000	HANKYU HANSHIN HOLDINGS, INC.	51,221	56,788
500	HIROSE ELECTRIC CO. LTD.	48,402	59,862
7,000	HIROSHIMA BANK (THE) LTD.	26,154	29,330
95,000	HITACHI LTD.	295,895	559,087
6,000	HITACHI METALS LTD.	45,405	50,739
9,500	HOKKAIDO ELECTRIC POWER CO., INC.	84,575	115,360
11,400	HOKURIKU ELECTRIC POWER CO.	124,923	134,781
28,800	HONDA MOTOR CO. LTD.	780,069	1,061,522
2,800	HOYA CORP.	62,075	55,129
300	IDEMITSU KOSAN CO. LTD.	23,804	26,129
28	INPEX CORP.	153,822	149,432
9,800	ISETAN MITSUKOSHI HOLDINGS LTD.	85,535	95,384
18,200	ITOCHU CORP.	192,005	192,117
8,000	J. FRONT RETAILING CO. LTD.	31,099	44,107
5	JAPAN REAL ESTATE INVESTMENT CORP.	38,770	49,044
8	JAPAN RETAIL FUND INVESTMENT CORP.	8,807	14,674
22,000	JAPAN STEEL WORKS (THE) LTD.	126,429	142,520
11,600	JAPAN TOBACCO, INC.	332,600	327,024
3,300	JFE HOLDINGS, INC.	45,376	62,214
4,000	JGC CORP.	53,048	124,609
12,000	JOYO BANK (THE) LTD.	54,056	56,708
3,100	JSR CORP.	39,530	58,565
5,000	JTEKT CORP.	36,670	47,683
29,100	JX HOLDINGS, INC.	159,013	163,898
7,000	KAJIMA CORP.	15,004	23,120
33,400	KANSAI ELECTRIC POWER (THE) CO., INC.	305,345	350,926
2,000	KANSAI PAINT CO. LTD.	10,449	21,541

See accompanying notes to the financial statements.	77	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2012

Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont’d):
63,013	KAO CORP.	$1,591,030	1,641,767
35,000	KAWASAKI HEAVY INDUSTRIES LTD.	71,135	95,115
4,977	KDDI CORP.	239,416	351,550
21,500	KEIHIN CORP.	261,255	307,502
13,000	KEIKYU CORP.	95,310	115,055
5,000	KEIO CORP.	28,322	37,281
5,000	KEISEI ELECTRIC RAILWAY CO. LTD.	23,110	42,206
981	KEYENCE CORP.	180,512	270,747
6,000	KIKKOMAN CORP.	52,867	85,710
49,000	KINTETSU CORP.	153,011	200,454
10,000	KIRIN HOLDINGS CO. LTD.	103,112	117,504
18,300	KOBAYASHI PHARMACEUTICAL CO. LTD.	982,900	869,006
15,400	KOMATSU LTD.	339,281	394,078
21,000	KUBOTA CORP.	129,773	241,194
4,300	KURITA WATER INDUSTRIES LTD.	96,931	94,475
2,700	KYOCERA CORP.	198,000	244,839
7,000	KYUSHU ELECTRIC POWER CO., INC.	64,251	79,908
2,800	LAWSON, INC.	120,035	190,325
1,900	LIXIL GROUP CORP.	21,742	42,311
24,000	MARUBENI CORP.	173,505	171,986
6,500	MARUI GROUP CO. LTD.	32,287	52,011
57,000	MAZDA MOTOR CORP.(b)	95,886	116,395
1,600	MCDONALD’S HOLDINGS CO. JAPAN LTD.	43,060	42,205
47,500	MEGANE TOP CO. LTD.	538,247	558,507
1,700	MEIJI HOLDINGS CO. LTD.	54,895	73,683
32,700	MEITEC CORP.	728,137	719,303
1,800	MIRACA HOLDINGS, INC.	71,311	72,476
40,000	MITSUBISHI CHEMICAL HOLDINGS CORP.	161,621	199,528
25,200	MITSUBISHI CORP.	378,464	484,387
32,000	MITSUBISHI ELECTRIC CORP.	244,114	272,366
27,000	MITSUBISHI ESTATE CO. LTD.	353,310	645,470
17,000	MITSUBISHI GAS CHEMICAL CO., INC.	75,149	104,161
57,000	MITSUBISHI HEAVY INDUSTRIES LTD.	185,317	275,641
4,000	MITSUBISHI LOGISTICS CORP.	45,017	57,377
18,000	MITSUBISHI MATERIALS CORP.	47,129	61,354
54,000	MITSUBISHI MOTORS CORP.(b)	51,556	55,819
240,600	MITSUBISHI UFJ FINANCIAL GROUP, INC.	1,162,680	1,294,702
2,700	MITSUBISHI UFJ LEASE & FINANCE CO. LTD.	83,878	116,124
33,400	MITSUI & CO. LTD.	357,690	499,673
37,000	MITSUI CHEMICALS, INC.	87,469	96,644
8,000	MITSUI FUDOSAN CO. LTD.	184,883	195,449
3,000	MITSUI MINING & SMELTING CO. LTD.	5,391	7,404
266,120	MIZUHO FINANCIAL GROUP, INC.	440,505	486,905
3,580	MS&AD INSURANCE GROUP HOLDINGS	75,251	71,523
3,600	MURATA MANUFACTURING CO. LTD.	162,615	212,324
1,500	NAMCO BANDAI HOLDINGS, INC.	14,652	19,454
27,000	NEC CORP.(b)	70,167	56,853
3,000	NGK SPARK PLUG CO. LTD.	28,359	39,868
1,500	NIDEC CORP.	70,097	87,712
10,069	NIFCO, INC.	227,783	223,184
6,000	NIKON CORP.	75,728	177,141
11	NIPPON BUILDING FUND, INC.	90,970	113,414
17,000	NIPPON EXPRESS CO. LTD.	60,747	70,217
6,000	NIPPON MEAT PACKERS, INC.	72,315	82,603
4,200	NIPPON PAPER GROUP, INC.	49,572	58,385
78,535	NIPPON STEEL CORP.	186,705	193,179
7,300	NIPPON TELEGRAPH & TELEPHONE CORP.	335,022	306,645
17,000	NISHI-NIPPON CITY BANK (THE) LTD.	40,901	41,879
5,000	NISSAN CHEMICAL INDUSTRIES LTD.	50,851	59,208
23,500	NISSAN MOTOR CO. LTD.	211,413	223,049
2,500	NISSHIN SEIFUN GROUP, INC.	25,731	31,282
3,000	NISSHINBO HOLDINGS, INC.	23,700	25,386
1,200	NISSIN FOODS HOLDINGS CO. LTD.	43,959	45,502
17,400	NISSIN KOGYO CO. LTD.	232,900	269,333
600	NITORI HOLDINGS CO. LTD.	33,819	43,925
3,200	NITTO DENKO CORP.	77,639	157,442
5,700	NKSJ HOLDINGS, INC.	114,918	121,392
72,300	NOMURA HOLDINGS, INC.	256,136	426,879

See accompanying notes to the financial statements.	78	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2012

Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont’d):
2,700	NOMURA RESEARCH INSTITUTE LTD.	$43,930	55,891
17,800	NORTH PACIFIC BANK LTD.(b)	49,457	49,911
14	NTT DATA CORP.	36,520	43,772
260	NTT DOCOMO, INC.	381,437	373,399
65	NTT URBAN DEVELOPMENT CORP.	52,710	62,778
12,000	OBAYASHI CORP.	48,665	67,546
4,000	ODAKYU ELECTRIC RAILWAY CO. LTD.	30,548	41,613
8,100	OLYMPUS CORP.(b)	119,871	157,214
1,300	ONO PHARMACEUTICAL CO. LTD.	55,952	66,340
8,000	ONWARD HOLDINGS CO. LTD.	54,094	60,366
800	ORIENTAL LAND CO. LTD.	50,479	96,671
1,090	ORIX CORP.	120,397	122,994
37,000	OSAKA GAS CO. LTD.	121,878	134,393
3,500	OTSUKA HOLDINGS CO. LTD.	97,073	98,262
1,900	PRESTIGE INTERNATIONAL, INC.	20,966	16,591
9,500	RAKUTEN, INC.	47,421	74,088
23,400	RESONA HOLDINGS, INC.	97,985	106,091
15,000	RICOH CO. LTD.	148,229	159,359
1,200	RINNAI CORP.	52,047	81,528
11,946	SANKYO CO. LTD.	626,465	472,704
2,600	SANTEN PHARMACEUTICAL CO. LTD.	85,886	99,545
21,520	SBI HOLDINGS, INC.	173,535	192,086
3,400	SECOM CO. LTD.	133,812	171,358
4,100	SEGA SAMMY HOLDINGS, INC.	38,822	69,248
13,000	SEKISUI CHEMICAL CO. LTD.	66,177	112,582
6,000	SEKISUI HOUSE LTD.	44,394	65,676
12,800	SEVEN & I HOLDINGS CO. LTD.	281,200	360,255
25,000	SHARP CORP.	50,043	87,672
11,100	SHIKOKU ELECTRIC POWER CO., INC.	118,917	177,025
4,000	SHIMADZU CORP.	25,419	26,984
1,000	SHIMAMURA CO. LTD.	61,206	96,843
1,500	SHIMANO, INC.	58,204	95,644
8,300	SHIN-ETSU CHEMICAL CO. LTD.	411,842	506,960
41,600	SHINKO PLANTECH CO. LTD.	342,251	328,387
4,000	SHIONOGI & CO. LTD.	67,679	66,631
6,000	SHISEIDO CO. LTD.	92,764	84,375
8,000	SHIZUOKA BANK (THE) LTD.	74,794	78,132
21,000	SHOWA DENKO K.K.	33,824	32,110
900	SMC CORP.	106,941	163,272
652	SMS CO. LTD.	1,377,794	1,292,342
17,900	SOFTBANK CORP.	355,350	654,992
4,400	SONY FINANCIAL HOLDINGS, INC.	56,074	79,148
62,802	STANLEY ELECTRIC CO. LTD.	927,218	893,972
7,000	SUMCO CORP.(b)	47,761	68,103
43,000	SUMITOMO CHEMICAL CO. LTD.	145,530	135,667
21,300	SUMITOMO CORP.	207,214	273,019
13,100	SUMITOMO ELECTRIC INDUSTRIES LTD.	127,803	151,596
12,000	SUMITOMO HEAVY INDUSTRIES LTD.	39,379	57,314
9,000	SUMITOMO METAL MINING CO. LTD.	88,484	127,003
26,400	SUMITOMO MITSUI FINANCIAL GROUP, INC.	824,716	959,086
71,310	SUMITOMO MITSUI TRUST HOLDINGS, INC.	214,202	250,544
6,000	SUMITOMO REALTY & DEVELOPMENT CO. LTD.	163,837	199,364
54,400	SUMITOMO RUBBER INDUSTRIES LTD.	632,819	657,275
5,800	SUZUKI MOTOR CORP.	104,611	151,622
39,500	SYSMEX CORP.	1,825,892	1,809,740
4,200	T&D HOLDINGS, INC.	47,440	51,190
31,000	TAIHEIYO CEMENT CORP.	68,814	85,304
11,000	TAISEI CORP.	19,822	36,364
600	TAISHO PHARMACEUTICAL HOLDINGS CO. LTD.	40,190	40,979
10,000	TAKASHIMAYA CO. LTD.	63,872	71,273
7,100	TAKEDA PHARMACEUTICAL CO. LTD.	246,901	317,296
1,500	TDK CORP.	58,582	54,546
29,000	TEIJIN LTD.	67,529	71,525
2,600	TERUMO CORP.	95,419	103,306
2,000	THK CO. LTD.	29,290	35,939
5,000	TOBU RAILWAY CO. LTD.	19,140	26,460
1,000	TOHO CO. LTD.	13,412	17,612
17,000	TOHO GAS CO. LTD.	81,221	91,255

See accompanying notes to the financial statements.	79	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2012

Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont’d):
7,200	TOHOKU ELECTRIC POWER CO., INC.(b)	$56,650	67,003
13,100	TOKAI RIKA CO. LTD.	168,635	182,342
14,400	TOKIO MARINE HOLDINGS, INC.	359,676	401,501
3,200	TOKYO ELECTRON LTD.	128,746	147,242
40,000	TOKYO GAS CO. LTD.	151,969	182,878
25,000	TOKYU CORP.	103,448	140,395
23,000	TOKYU LAND CORP.	86,617	168,134
4,000	TONENGENERAL SEKIYU K.K.	37,796	34,468
17,000	TORAY INDUSTRIES, INC.	70,413	103,662
80,000	TOSHIBA CORP.	245,424	316,336
6,000	TOTO LTD.	30,029	45,070
1,800	TOYO SEIKAN KAISHA LTD.	24,940	24,248
3,000	TOYO SUISAN KAISHA LTD.	74,690	79,951
4,000	TOYOTA INDUSTRIES CORP.	101,266	127,682
55,000	TOYOTA MOTOR CORP.	1,917,045	2,567,211
4,000	TOYOTA TSUSHO CORP.	63,233	98,760
2,500	TREND MICRO, INC.	74,501	75,447
1,700	TSUMURA & CO.	50,505	51,234
13,400	TSURUHA HOLDINGS, INC.	986,250	1,051,103
8,000	UBE INDUSTRIES LTD.	13,963	19,239
4,000	UNICHARM CORP.	141,844	208,226
80	USS CO. LTD.	3,505	8,292
4,100	WEST JAPAN RAILWAY CO.	134,756	161,468
236	YAHOO JAPAN CORP.	62,283	76,386
1,300	YAKULT HONSHA CO. LTD.	22,252	56,964
2,720	YAMADA DENKI CO. LTD.	102,434	104,891
1,000	YAMAGUCHI FINANCIAL GROUP, INC.	8,604	8,835
4,700	YAMAHA MOTOR CO. LTD.	47,385	52,098
		48,766,907	57,108,636	14.00%
Mexico:
4,183	FRESNILLO PLC	101,968	129,793
500,419	WAL-MART DE MEXICO S.A.B. DE C.V., SERIES V	1,523,435	1,638,732
		1,625,403	1,768,525	0.43%
Netherlands:
36,750	AALBERTS INDUSTRIES N.V.	686,893	776,899
25,740	ACCELL GROUP	426,901	452,872
34,297	AEGON N.V.	128,398	218,568
4,340	AKZO NOBEL N.V.	184,408	286,383
21,730	ARCADIS N.V.	459,143	509,176
10,521	ARCELORMITTAL	163,439	182,130
8,054	ASML HOLDING N.V.	131,659	521,413
17,454	ASML HOLDING N.V. (REGISTERED)	952,704	1,124,212
17,379	CORE LABORATORIES N.V.	1,832,751	1,899,698
1,094	CORIO N.V.	43,642	49,770
25,239	DE MASTER BLENDERS 1753 N.V.(b)	272,152	293,581
1,259	FUGRO N.V. - CVA	70,525	73,753
768	GEMALTO N.V.	50,382	69,532
965	HEINEKEN HOLDING N.V.	23,862	52,860
3,662	HEINEKEN N.V.	128,663	244,266
221,418	ING GROEP N.V. - CVA(b)	2,055,673	2,117,351
71,860	KONINKLIJKE AHOLD N.V.	905,670	954,495
2,539	KONINKLIJKE DSM N.V.	86,313	152,935
59,484	KONINKLIJKE PHILIPS ELECTRONICS N.V.	1,231,488	1,595,854
9,990	ORIFLAME COSMETICS S.A. SDR	328,762	318,999
9,716	QIAGEN N.V.(b)	139,904	176,215
3,238	RANDSTAD HOLDING N.V.	99,928	119,528
22,774	REED ELSEVIER N.V.	264,057	337,419
54,559	ROYAL DUTCH SHELL PLC, CLASS A	1,445,241	1,927,817
50,447	ROYAL DUTCH SHELL PLC, CLASS B	1,266,061	1,785,438
21,030	ROYAL IMTECH N.V.	572,376	491,765
17,078	TNT EXPRESS N.V.	152,515	193,186
21,023	UNILEVER N.V. - CVA	662,501	793,276
25,180	USG PEOPLE N.V.	195,853	201,833
6,193	WOLTERS KLUWER N.V.	101,075	128,058
		15,062,939	18,049,282	4.42%
New Zealand:
11,811	CONTACT ENERGY LTD.	51,688	50,979

See accompanying notes to the financial statements.	80	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2012

Shares	Security	Cost	Fair value (a)	Percent of net assets
New Zealand (Cont’d):
7,321	FLETCHER BUILDING LTD.	$51,323	51,228
18,050	SKYCITY ENTERTAINMENT GROUP LTD.	49,428	56,676
37,843	TELECOM CORP. OF NEW ZEALAND LTD.	73,138	71,566
		225,577	230,449	0.06%
Norway:
8,104	AKER SOLUTIONS ASA	124,751	166,765
13,773	DNB ASA	87,874	175,563
3,900	KVAERNER ASA	6,506	11,423
21,490	NORSK HYDRO ASA	82,180	109,477
97,189	ORKLA ASA	661,656	850,870
11,450	SCHIBSTED ASA	434,923	488,283
3,754	SEADRILL LTD.	39,723	138,351
16,318	STATOIL ASA	293,362	409,485
11,360	TELENOR ASA	229,860	230,798
85,000	TOMRA SYSTEMS ASA	703,315	768,394
4,000	YARA INTERNATIONAL ASA	109,527	198,545
		2,773,677	3,547,954	0.87%
Philippines:
328,710	METROPOLITAN BANK & TRUST	731,360	819,261
		731,360	819,261	0.20%
Poland:
29,290	EUROCASH S.A.	353,713	412,430
		353,713	412,430	0.10%
Portugal:
35,520	ENERGIAS DE PORTUGAL S.A.	97,580	106,769
3,330	GALP ENERGIA SGPS S.A.	51,795	51,732
58,647	JERONIMO MARTINS SGPS S.A.	982,426	1,131,689
42,710	PORTUGAL TELECOM SGPS S.A. (REGISTERED)	200,104	213,647
		1,331,905	1,503,837	0.37%
Russia:
6,460	X5 RETAIL GROUP N.V. GDR (REGISTERED)(b)	122,935	115,915
		122,935	115,915	0.03%
Singapore:
31,000	ASCENDAS REAL ESTATE INVESTMENT TRUST	51,644	60,732
39,500	CAPITALAND LTD.	75,674	121,178
36,000	CAPITAMALL TRUST	34,133	63,080
11,000	CITY DEVELOPMENTS LTD.	71,096	117,331
34,000	DBS GROUP HOLDINGS LTD.	221,626	416,205
68,650	FLEXTRONICS INTERNATIONAL LTD.(b)	411,378	426,316
22,000	FRASER AND NEAVE LTD.	58,463	175,103
130,000	GLOBAL LOGISTIC PROPERTIES LTD.	203,681	298,917
2,000	JARDINE CYCLE & CARRIAGE LTD.	79,849	79,573
28,000	KEPPEL CORP. LTD.	105,334	254,422
18,000	OVERSEA-CHINESE BANKING CORP. LTD.	141,450	144,822
17,000	SEMBCORP INDUSTRIES LTD.	31,827	74,073
22,000	SEMBCORP MARINE LTD.	32,803	83,755
18,000	SINGAPORE AIRLINES LTD.	121,795	159,191
31,000	SINGAPORE EXCHANGE LTD.	139,131	179,719
41,000	SINGAPORE PRESS HOLDINGS LTD.	91,268	135,649
38,000	SINGAPORE TECHNOLOGIES ENGINEERING LTD.	91,421	119,950
188,000	SINGAPORE TELECOMMUNICATIONS LTD.	370,916	511,277
9,000	UNITED OVERSEAS BANK LTD.	92,783	147,406
15,000	UOL GROUP LTD.	49,917	74,043
		2,476,189	3,642,742	0.89%
SouthAfrica:
49,316	SHOPRITE HOLDINGS LTD.	1,033,343	1,198,598
		1,033,343	1,198,598	0.29%
South Korea:
7,439	BINGGRAE CO. LTD.	692,763	781,305
52,710	BS FINANCIAL GROUP, INC.	588,471	654,914
46,420	DGB FINANCIAL GROUP, INC.	573,075	633,371
21,400	HALLA CLIMATE CONTROL CORP.	447,476	475,463
4,234	HYUNDAI MIPO DOCKYARD	495,687	508,353
4,425	KIWOOM SECURITIES CO. LTD.	239,844	245,040
6,820	KOREA INVESTMENT HOLDINGS CO. LTD.	241,658	273,489

See accompanying notes to the financial statements.	81	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2012

Shares	Security	Cost	Fair value (a)	Percent of net assets
South Korea (Cont’d):
7,454	MEGASTUDY CO. LTD.	$484,709	549,411
9,049	YOUNGONE HOLDINGS CO. LTD.	515,320	505,312
		4,279,003	4,626,658	1.13%
Spain:
10,866	ABERTIS INFRAESTRUCTURAS S.A.	160,296	181,089
1,260	ACCIONA S.A.	78,312	95,548
7,760	ACERINOX S.A.	95,129	85,610
2,148	AMADEUS IT HOLDING S.A., CLASS A	49,855	53,902
26,395	ANTENA 3 DE TELEVISION S.A.	104,337	136,333
97,279	BANCO BILBAO VIZCAYA ARGENTARIA S.A.	737,382	893,054
65,630	BANCO DE SABADELL S.A.(b)	181,306	173,902
153,939	BANCO SANTANDER S.A.	1,041,028	1,241,222
27,341	CAIXABANK	92,783	95,583
1,388	CONSTRUCCIONES Y AUXILIAR DE FERROCARRILES S.A.	645,501	639,599
9,700	DISTRIBUIDORA INTERNACIONAL DE ALIMENTACION S.A.	47,567	62,329
73,594	DURO FELGUERA S.A.	466,774	471,198
5,084	ENAGAS S.A.	87,894	108,793
18,004	GAS NATURAL SDG S.A.	278,700	329,219
1,818	GRIFOLS S.A.(b)	52,706	63,963
17,125	IBERDROLA S.A.	71,908	95,496
3,101	INDITEX S.A.	374,413	434,443
80,017	MAPFRE S.A.	217,995	246,970
20,350	MELIA HOTELS INTERNATIONAL S.A.	135,424	156,384
3,172	RED ELECTRICA CORP. S.A.	137,295	156,721
22,452	REPSOL S.A.	446,870	461,089
10,996	TECNICAS REUNIDAS S.A.	547,514	511,339
23,962	TELEFONICA S.A.	368,956	325,374
4,021	ZARDOYA OTIS S.A.	49,157	57,956
		6,469,102	7,077,116	1.74%
Sweden:
7,400	ASSA ABLOY AB, CLASS B	89,466	278,650
11,337	ATLAS COPCO AB, CLASS A	121,649	313,843
6,368	ATLAS COPCO AB, CLASS B	78,834	156,233
39,960	DUNI AB	351,554	364,717
8,524	ELECTROLUX AB, CLASS B	113,200	223,871
8,575	ELEKTA AB, CLASS B	104,728	135,225
77	GETINGE AB, CLASS B	905	2,608
13,660	HENNES & MAURITZ AB, CLASS B	276,813	474,676
3,700	HEXAGON AB, CLASS B	56,830	93,009
17,500	HUSQVARNA AB, CLASS B	64,201	106,080
10,000	INDUSTRIVARDEN AB, CLASS C	103,927	166,307
46,254	INDUTRADE AB	1,300,495	1,400,003
3,000	INVESTMENT AB KINNEVIK, CLASS B	51,225	62,686
11,800	INVESTOR AB, CLASS B	161,782	309,493
2,344	LUNDIN PETROLEUM AB(b)	54,274	54,086
1,045	MILLICOM INTERNATIONAL CELLULAR S.A. SDR	88,132	90,827
41,436	NORDEA BANK AB	232,747	396,841
23,773	SANDVIK AB	201,678	382,092
2,429	SCANIA AB, CLASS B	50,725	50,519
15,868	SECURITAS AB, CLASS B	125,722	139,388
41,800	SKANDINAVISKA ENSKILDA BANKEN AB, CLASS A	171,318	356,453
2,800	SKANSKA AB, CLASS B	23,703	46,068
5,400	SSAB AB, CLASS A	48,129	47,618
56,755	SVENSKA CELLULOSA AB, CLASS B	1,036,621	1,242,405
11,896	SVENSKA HANDELSBANKEN AB, CLASS A	264,805	426,233
4,856	SWEDBANK AB, CLASS A	93,496	95,558
5,254	TELE2 AB, CLASS B	90,044	95,288
58,718	TELEFONAKTIEBOLAGET LM ERICSSON, CLASS B	533,417	590,601
43,674	TELIASONERA AB	244,086	297,486
21,000	VOLVO AB, CLASS B	127,847	289,584
		6,262,353	8,688,448	2.13%
Switzerland:
44,424	ABB LTD. (REGISTERED)	619,065	922,416
25,102	ACE LTD.	2,022,995	2,003,140
2,362	ACTELION LTD. (REGISTERED)	90,246	113,456
18,895	ADECCO S.A. (REGISTERED)	790,950	1,001,543
2,059	ARYZTA A.G.	50,704	105,643

See accompanying notes to the financial statements.	82	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2012

Shares	Security	Cost	Fair value (a)	Percent of net assets
Switzerland (Cont’d):
484	BALOISE HOLDING A.G. (REGISTERED)	$26,452	42,238
8,167	CIE FINANCIERE RICHEMONT S.A., CLASS A (BEARER)	550,612	653,062
8,634	CREDIT SUISSE GROUP A.G. (REGISTERED)	188,288	216,639
440	FORBO HOLDING A.G. (REGISTERED)	288,223	281,918
1,115	GEBERIT A.G. (REGISTERED)	110,661	246,837
174	GIVAUDAN S.A. (REGISTERED)	105,989	184,471
52,102	GLENCORE INTERNATIONAL PLC	293,569	303,635
4,025	HOLCIM LTD. (REGISTERED)	183,971	296,453
6,304	JULIUS BAER GROUP LTD.	156,474	226,809
8,784	KUEHNE + NAGEL INTERNATIONAL A.G. (REGISTERED)	975,525	1,069,020
41	LINDT & SPRUENGLI A.G. (PARTICIPATION CERTIFICATE)	59,775	133,720
3	LINDT & SPRUENGLI A.G. (REGISTERED)	75,352	113,213
41,960	LOGITECH INTERNATIONAL S.A. (REGISTERED)	369,319	316,378
91,854	NESTLE S.A. (REGISTERED)	3,591,121	5,986,503
31,669	NOBEL BIOCARE HOLDING A.G. (REGISTERED)	289,021	269,543
58,378	NOVARTIS A.G. (REGISTERED)	2,520,675	3,696,000
15,256	PANALPINA WELTTRANSPORT HOLDING A.G. (REGISTERED)	1,198,279	1,551,001
10,711	PARGESA HOLDING S.A. (BEARER)	685,433	741,217
14,218	ROCHE HOLDING A.G. (GENUSSCHEIN)	1,931,605	2,896,561
1,381	SCHINDLER HOLDING A.G. (PARTICIPATION CERTIFICATE)	108,493	199,473
589	SCHINDLER HOLDING A.G. (REGISTERED)	68,597	83,480
1,089	SGS S.A. (REGISTERED)	2,245,506	2,419,154
77	SIKA A.G. (BEARER)	152,753	178,457
1,300	SONOVA HOLDING A.G. (REGISTERED)	84,464	144,023
10,640	STMICROELECTRONICS N.V.	55,625	77,576
635	SULZER A.G. (REGISTERED)	30,609	100,634
510	SWATCH GROUP (THE) A.G. (BEARER)	241,014	262,464
620	SWISS PRIME SITE A.G. (REGISTERED)	50,243	51,877
3,258	SWISS RE A.G.	237,318	237,783
850	SWISSCOM A.G. (REGISTERED)	312,654	366,598
1,170	SYNGENTA A.G. (REGISTERED)	237,102	471,958
56,261	TE CONNECTIVITY LTD.	1,102,960	2,088,408
4,316	WOLSELEY PLC	70,476	205,144
42,081	XSTRATA PLC	389,442	748,456
2,962	ZURICH FINANCIAL SERVICES A.G.	537,249	792,014
		23,098,809	31,798,915	7.79%
Taiwan:
803,000	D-LINK CORP.	454,041	508,550
112,000	GIANT MANUFACTURING CO. LTD.	593,113	644,256
142,000	SIMPLO TECHNOLOGY CO. LTD.	830,775	717,246
159,151	TAIWAN SEMICONDUCTOR MANUFACTURING CO. LTD. ADR(c)	2,442,840	2,731,031
		4,320,769	4,601,083	1.13%
Thailand:
1,024,700	LPN DEVELOPMENT PCL (REGISTERED)	612,245	616,361
		612,245	616,361	0.15%
Turkey:
35,552	AYGAZ A/S	160,534	188,258
		160,534	188,258	0.05%

United Kingdom:
11,608	3I GROUP PLC	38,159	40,579
13,185	ABERDEEN ASSET MANAGEMENT PLC	49,918	78,185
56,727	ADMIRAL GROUP PLC	1,011,863	1,086,259
2,169	AGGREKO PLC	65,013	62,203
91,638	ALENT PLC(b)	424,694	459,684
6,487	AMEC PLC	66,053	106,133
21,098	ANGLO AMERICAN PLC	402,109	673,480
4,811	ANTOFAGASTA PLC	33,978	106,904
33,451	AON PLC	1,617,255	1,859,876
12,569	ARM HOLDINGS PLC	157,039	160,719
55,785	ARM HOLDINGS PLC ADR(c)	1,591,976	2,110,347
119,301	ASHMORE GROUP PLC	722,417	689,836
23,825	ASTRAZENECA PLC	844,023	1,126,336
59,299	AVIVA PLC	212,664	357,976
5,239	BABCOCK INTERNATIONAL GROUP PLC	47,416	81,303

See accompanying notes to the financial statements.	83	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2012

Shares	Security	Cost	Fair value (a)	Percent of net assets
United Kingdom (Cont’d):
45,083	BAE SYSTEMS PLC	$222,741	247,685
192,166	BARCLAYS PLC	735,199	829,847
28,750	BELLWAY PLC	466,911	488,699
78,740	BERENDSEN PLC	717,414	750,034
58,418	BG GROUP PLC	917,965	979,569
40,871	BHP BILLITON PLC	904,905	1,436,187
84,450	BODYCOTE PLC	502,843	626,333
40,090	BOVIS HOMES GROUP PLC	334,837	375,320
335,818	BP PLC	2,248,089	2,326,803
26,734	BRITISH AMERICAN TOBACCO PLC	942,646	1,354,613
11,630	BRITISH LAND CO. PLC	61,579	108,122
17,468	BRITISH SKY BROADCASTING GROUP PLC	116,486	218,209
130,142	BT GROUP PLC	472,713	490,570
5,069	BUNZL PLC	39,524	82,766
8,202	BURBERRY GROUP PLC	40,549	167,932
16,980	CAPITA PLC	162,367	210,257
6,025	CAPITAL SHOPPING CENTRES GROUP PLC	23,472	33,900
3,001	CARNIVAL PLC	81,398	116,008
21,278	CARPETRIGHT PLC(b)	208,442	236,350
92,189	CENTRICA PLC	340,421	500,807
11,669	COBHAM PLC	30,337	42,437
278,351	COMPASS GROUP PLC	1,770,331	3,291,991
2,950	CRODA INTERNATIONAL PLC	101,220	114,290
178,700	DEBENHAMS PLC	183,635	331,743
86,957	DIAGEO PLC	1,189,739	2,531,538
17,440	DIGNITY PLC	263,164	301,543
148,835	DIPLOMA PLC	1,084,198	1,338,370
78,731	DIRECT LINE INSURANCE GROUP PLC(b)	243,123	275,326
24,646	DOMINO’S PIZZA GROUP PLC	198,335	201,760
95	DRAX GROUP PLC	544	840
15,800	EVRAZ PLC	58,891	69,739
92,109	FIBERWEB PLC	101,889	104,626
9,888	G4S PLC	27,001	41,289
32,712	GKN PLC	101,683	122,057
91,912	GLAXOSMITHKLINE PLC	1,410,189	1,995,555
101,170	GREGGS PLC	781,008	751,604
17,505	HAMMERSON PLC	69,535	141,040
62,510	HOMESERVE PLC	239,482	235,995
356,152	HSBC HOLDINGS PLC	2,511,669	3,766,960
109,069	ICAP PLC	566,994	557,998
323,672	IG GROUP HOLDINGS PLC	2,355,619	2,369,815
18,792	IMPERIAL TOBACCO GROUP PLC	441,174	725,650
11,958	INMARSAT PLC	92,794	115,432
15,937	INTERNATIONAL CONSOLIDATED AIRLINES GROUP S.A.(b)	37,969	47,100
2,722	INTERTEK GROUP PLC	108,909	137,368
12,127	INVENSYS PLC	29,802	65,887
11,111	INVESTEC PLC	66,959	75,677
303,659	ITE GROUP PLC	975,638	1,218,648
17,144	ITV PLC	9,112	29,411
29,306	J. SAINSBURY PLC	141,007	164,888
3,841	JOHNSON MATTHEY PLC	85,088	147,515
4,109	KAZAKHMYS PLC	31,447	54,032
42,914	KINGFISHER PLC	109,517	198,215
195,230	LAIRD PLC	683,216	647,720
15,511	LAND SECURITIES GROUP PLC	113,585	209,706
24,932	LEGAL & GENERAL GROUP PLC	59,462	60,191
1,573,050	LLOYDS BANKING GROUP PLC(b)	1,240,403	1,260,453
6,030	LONDON STOCK EXCHANGE GROUP PLC	69,795	105,328
198,580	MAN GROUP PLC	259,918	266,274
25,083	MARKS & SPENCER GROUP PLC	101,882	156,385
223,728	MEARS GROUP PLC	1,067,408	1,195,825
13,587	MEGGITT PLC	60,745	84,699
15,880	MELROSE INDUSTRIES PLC	52,258	59,161
92,482	MICHAEL PAGE INTERNATIONAL PLC	519,290	597,311
348,938	MITIE GROUP PLC	1,649,110	1,493,172
28,932	NATIONAL GRID PLC	186,288	331,400

See accompanying notes to the financial statements.	84	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2012

Shares	Security	Cost	Fair value (a)	Percent of net assets
United Kingdom (Cont’d):
3,200	NEXT PLC	$86,367	197,506
96,618	OLD MUTUAL PLC	133,905	286,984
12,536	PEARSON PLC	148,820	245,071
3,761	PETROFAC LTD.	71,320	101,896
26,634	PRUDENTIAL PLC	375,820	371,632
442,700	QINETIQ GROUP PLC	825,790	1,300,163
950	RANDGOLD RESOURCES LTD.	104,460	93,628
13,321	RECKITT BENCKISER GROUP PLC	585,115	834,477
185,888	REED ELSEVIER PLC	1,450,716	1,951,805
24,403	RESOLUTION LTD.	95,067	97,414
20,541	REXAM PLC	87,985	144,344
9,588	RIGHTMOVE PLC	246,958	220,857
19,369	RIO TINTO PLC	853,296	1,128,679
17,193	ROLLS-ROYCE HOLDINGS PLC	248,249	247,721
21,561	ROYAL BANK OF SCOTLAND GROUP PLC(b)	103,058	116,125
65,996	RSA INSURANCE GROUP PLC	124,109	133,200
11,375	SABMILLER PLC	504,213	535,399
21,731	SAGE GROUP (THE) PLC	74,327	104,105
76,707	SAVILLS PLC	358,714	595,706
10,277	SEGRO PLC	36,889	42,139
77,648	SERCO GROUP PLC	686,588	668,480
4,954	SEVERN TRENT PLC	76,220	126,923
14,030	SMITH & NEPHEW PLC	98,533	155,265
5,478	SMITHS GROUP PLC	80,025	107,824
16,949	SSE PLC	293,983	391,710
46,350	STANDARD CHARTERED PLC	772,953	1,174,911
48,103	STANDARD LIFE PLC	131,737	256,934
6,872	SUBSEA 7 S.A.	162,265	164,358
46,509	SYNERGY HEALTH PLC	706,531	824,695
8,607	TATE & LYLE PLC	92,385	106,729
347,453	TESCO PLC	1,758,861	1,908,670
18,836	TULLOW OIL PLC	298,063	383,583
24,244	UNILEVER PLC	545,190	920,249
38,512	UNILEVER PLC ADR(c)	941,533	1,491,185
10,541	UNITED UTILITIES GROUP PLC	80,109	115,669
307,500	VECTURA GROUP PLC(b)	435,905	427,643
2,343	VEDANTA RESOURCES PLC	35,450	45,793
78,964	VESUVIUS PLC	355,588	446,603
928,295	VODAFONE GROUP PLC	1,671,709	2,334,538
1,806	WEIR GROUP (THE) PLC	44,508	56,057
2,849	WHITBREAD PLC	65,613	113,580
14,810	WM MORRISON SUPERMARKETS PLC	54,378	63,345
23,432	WPP PLC	141,019	340,637
		54,350,764	69,988,027	17.15%
United States:
43,295	ARCH CAPITAL GROUP LTD.(b)	830,535	1,905,846
23,080	AXIS CAPITAL HOLDINGS LTD.	861,791	799,491
9,091	BROOKFIELD OFFICE PROPERTIES, INC.(b)	79,818	155,005
1,379	CATAMARAN CORP.(b)	63,335	64,853
64,714	COCA-COLA ENTERPRISES, INC.	2,030,149	2,053,375
21,389	SIGNET JEWELERS LTD.	414,556	1,142,173
8,041	THOMSON REUTERS CORP.	206,631	232,653
		4,486,815	6,353,396	1.56%
	Sub-total Common Stocks:	311,374,612	386,451,806	94.71%
Preferred Stocks:
Germany:
1,521	BAYERISCHE MOTOREN WERKE A.G.	49,612	98,290
604	HENKEL A.G. & CO. KGAA	50,309	49,602
3,478	PORSCHE AUTOMOBIL HOLDING S.E.	159,145	283,410
3,577	PROSIEBENSAT.1 MEDIA A.G.	60,489	100,653
2,770	RWE A.G. (NON VOTING)	76,994	104,474

See accompanying notes to the financial statements.	85	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2012

Shares	Security	Cost	Fair value (a)	Percent of net assets
Germany (Cont’d):
1,742	VOLKSWAGEN A.G.	$376,312	396,315
		772,861	1,032,744	0.25%
	Sub-total Preferred Stocks	772,861	1,032,744	0.25%
Rights:
Austria:
10,586	IMMOEAST A.G.(b)	-	-
		-	-	0.00%
Spain:
22,452	REPSOL S.A.(b)	14,061	13,692
		14,061	13,692	0.00%
	Sub-total Rights	14,061	13,692	0.00%
Short-Term Investments:
33,524,860	NORTHERN INSTITUTIONAL FUNDS -
	U.S. GOVERNMENT SELECT PORTFOLIO, 0.01%(e)	33,524,860	33,524,860
	Sub-total Short-Term Investments:	33,524,860	33,524,860	8.22%
	Grand total(f)	$345,686,394	421,023,102	103.18%

Notes to Schedule of Investments:

(a)	Securities are valued in accordance with procedures described in note 2 to the financial statements.

(b)	Currently non-income producing assets.

(c)	Securities are American Depositary Receipts of companies based outside of the United States representing 2.81% of net assets.

(d)	This security is being fair valued according to procedures adopted by the Board of Trustees.

(e)	The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds.

At December 31, 2011, the value of the Clearwater International Fund’s investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was approximately $2,073,315 with net purchases of approximately $31,451,545 during the fiscal year ended December 31, 2012.

(f)

At December 31, 2012, the cost for Federal income tax purposes was $347,101,180. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

Gross unrealized appreciation	$77,688,816
Gross unrealized depreciation	(3,766,894)
Net unrealized appreciation	$73,921,922

See accompanying notes to the financial statements.	86	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2012

At December 31, 2012, the industry sectors for the Clearwater International Fund were:

Industry Sector	Percent of Long-Term Investments
Consumer Discretionary	15.87%
Consumer Staples	12.20
Energy	6.37
Financials	20.92
Health Care	7.91
Industrials	16.65
Information Technology	8.06
Materials	7.72
Telecommunication Services	2.39
Utilities	1.91
100.00%

At December 31, 2012, the Clearwater International Fund’s investments were denominated in the following currencies:

Concentration by Currency	Percent of Long-Term Investments
Euro	21.86%
British Pound	18.31
Japanese Yen	14.74
United States Dollar	9.94
Australian Dollar	7.23
Canadian Dollar	6.97
Swiss Franc	6.72
Hong Kong Dollar	5.53
All other currencies less than 5%	8.70
100.00%

At December 31, 2012, the Clearwater International Fund had outstanding forward foreign currency exchange contracts as follows:

Contracts To Deliver Currency	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Gains (Losses)	Counterparty
Euro	4,698	United States Dollar	6,204	1/2/13	$3	Northern Trust
Hong Kong Dollar	105,115	United States Dollar	13,560	1/2/13	(2)	Northern Trust
United States Dollar	5,019	British Pound	3,123	1/2/13	54	Morgan Stanley
United States Dollar	15,630	British Pound	9,701	1/2/13	128	Northern Trust
United States Dollar	21,574	Hong Kong Dollar	167,238	1/2/13	3	Northern Trust
British Pound	889	United States Dollar	1,437	1/3/13	(7)	Northern Trust
British Pound	935	United States Dollar	1,512	1/3/13	(7)	Northern Trust
Canadian Dollar	664	United States Dollar	666	1/3/13	(1)	Northern Trust
Hong Kong Dollar	161,750	United States Dollar	20,869	1/3/13	- *	Northern Trust
Hong Kong Dollar	10,875	United States Dollar	1,403	1/3/13	- *	Northern Trust
Hong Kong Dollar	89,937	United States Dollar	11,602	1/3/13	(2)	Northern Trust
United States Dollar	27,639	Australian Dollar	26,656	1/3/13	35	Northern Trust
United States Dollar	12,138	British Pound	7,513	1/3/13	66	Northern Trust
United States Dollar	5,049	British Pound	3,123	1/3/13	25	State Street
United States Dollar	12,725	Hong Kong Dollar	98,646	1/3/13	2	Northern Trust
United States Dollar	566	Hong Kong Dollar	4,384	1/3/13	- *	Northern Trust
United States Dollar	61,039	Australian Dollar	58,776	1/4/13	(22)	Northern Trust
United States Dollar	5,527	Japanese Yen	471,674	1/4/13	(83)	Morgan Stanley
United States Dollar	5,114	Swiss Franc	4,671	1/4/13	(7)	Bank of America
United States Dollar	5,583	Japanese Yen	478,763	1/7/13	(56)	Bank of America

See accompanying notes to the financial statements.	87	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2012

Contracts To Deliver Currency	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Gains (Losses)	Counterparty
Japanese Yen	858,678	United States Dollar	9,985	1/8/13	$73	Morgan Stanley
Japanese Yen	342,039,600	United States Dollar	4,350,542	2/15/13	401,014	Northern Trust
Japanese Yen	16,623,952	United States Dollar	193,791	2/15/13	1,834	Northern Trust
United States Dollar	746,999	Japanese Yen	59,101,067	2/15/13	(64,559)	Northern Trust
					$338,491

*	Amount rounds to less than $1.

The Clearwater International Fund did not have any spot foreign currency transactions outstanding as of December 31, 2012.

See accompanying notes to the financial statements.	88	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments – Clearwater International Fund
December 31, 2012

See accompanying notes to the financial statements.	89	(Continued)

Item 2. Code of Ethics

As of December 31, 2012, the Board of Trustees of Clearwater Investment Trust (the “Trust”) has adopted a code of ethics that applies to the Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer. For the fiscal year ended December 31, 2012, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of its code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert

The Board of Trustees of the Trust consists of six members, four of whom are Independent Trustees as defined by the Investment Company Act of 1940. The Board of Trustees does not include an “audit committee financial expert” as defined by Section 407 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder. Given the restrictive nature of the definition of an “audit committee financial expert”, the Board of Trustees have determined that no current member of the Board of Trustees of the Trust qualifies as an “audit committee financial expert”. Furthermore, the Board of Trustees have determined that given the nature of investment company financial statements in general and the investment policies of the Trust’s fund offerings in particular that the independent trustees possess the necessary skills and experience to perform the functions of the audit committee.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees	2012 = $80,300	2011 = $83,600

(b)	Audit-Related Fees	2012= $0	2011= $0

(c)	Tax Fees	2012= $20,700	2011= $21,500

(d)	All Other Fees	2012 = $79,500*	2011 = $73,700*
* Amounts relate to audit services for Clearwater Management Company and its affiliates.
(e)

1.

The Independent Trustees have not adopted pre-approval policies and procedures regarding the provision of audit or non-audit services to the trust, as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X, as they require that all such proposed services be approved by them in advance.

	2.	No services were pre-approved by the Independent Trustees pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Related Fees Provided to the Trust or to the Trust’s Investment Adviser.

	2012 = $0	2011 = $0

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants

The Audit Committee includes the four members of the Board of Trustees who have been deemed independent. The Audit Committee has adopted a charter.

Item 6. Investments

See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable (the Trust is an open-end management investment company)

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable (the Trust is an open-end management investment company)

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable (the Trust is an open-end management investment company)

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Trustees.

Item 11. Controls and Procedures

(a)

The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

There have been no significant changes in the Trust’s internal controls over financial reporting since the filing of the last report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Exhibits

(a) The Clearwater Investment Trust Code of Ethics for the President, Chief Financial Officer and Treasurer is attached.

(b) The certifications for each principal executive and principal financial officer of the Trust as required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached.

(c) No written solicitations to purchase securities were sent or delivered during the period covered by this report by or on behalf of the Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Clearwater Investment Trust

By	/s/ George H. Weyerhaeuser, Jr.
George H. Weyerhaeuser, Jr., Chief Executive Officer

Date: March 11, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Clearwater Investment Trust

By	/s/ George H. Weyerhaeuser, Jr.
George H. Weyerhaeuser, Jr., Chief Executive Officer

Date: March 11, 2013

Clearwater Investment Trust

By	/s/ George H. Weyerhaeuser, Jr.
George H. Weyerhaeuser, Jr., Treasurer

Date: March 11, 2013